                                                                                                                         EXHIBIT 4.1

____________________________________________________________________________________________________________________________________

                                                         BASE TRUST AGREEMENT

                                                                between

                                                SYNTHETIC FIXED-INCOME SECURITIES, INC.

                                                                Trustor

                                                                  and

                                                 U.S. BANK TRUST NATIONAL ASSOCIATION

                                                                Trustee

                                                      Dated as of [_______, 20__]

____________________________________________________________________________________________________________________________________

                                                           TABLE OF CONTENTS

                                                                                                                                Page

                                                               ARTICLE I

                                                      DEFINITIONS AND ASSUMPTIONS

Section 1.1         Definitions...................................................................................1
Section 1.2         Rules of Construction.........................................................................15

                                                              ARTICLE II

                                            DECLARATION OF TRUSTS; ISSUANCE OF CERTIFICATES

Section 2.1         Creation and Declaration of Trusts; Assignment of Underlying Securities.......................16
Section 2.2         Acceptance by Trustee.........................................................................17
Section 2.3         Repurchase or Substitution of Certain Underlying Securities by the Underlying Security
                    Provider......................................................................................17
Section 2.4         Representations and Warranties of the Trustor and Representations, Warranties and

                                                              ARTICLE III

                                                     ADMINISTRATION OF EACH TRUST

Section 3.1         Administration of each Trust..................................................................21
Section 3.2         Sub-Administration Agreements Between Administrative Agent or Trustee and Sub-Administrative
                    Agents........................................................................................22
Section 3.3         Successor Sub-Administrative Agents...........................................................22
Section 3.4         Liability of the Administrative Agent.........................................................22
Section 3.5         No Contractual Relationship Between Certain Sub-Administrative Agents and Trustee or

                                                               -i-

                                                              ARTICLE IV

                                            DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

                                                               ARTICLE V

                                                           THE CERTIFICATES

                                                                 -ii-

                                                              ARTICLE VI

                                               THE TRUSTOR AND THE ADMINISTRATIVE AGENT

Section 6.1         Preparation and Filing of Exchange Act Reports; Obligations of the Trustor and the

                                                              ARTICLE VII

                                                ADMINISTRATIVE AGENT TERMINATION EVENTS

                                                             ARTICLE VIII

                                                        CONCERNING THE TRUSTEE

Section 8.13        Trustee to Act Only in Accordance With This Agreement or Pursuant to Instructions of

                                                                 -iii-

                                                              ARTICLE IX

                                                              TERMINATION

Section 9.1         Termination upon Purchase or Liquidation of All Underlying Securities.........................76

                                                               ARTICLE X

                                                       MISCELLANEOUS PROVISIONS

Exhibit A - Servicing Criteria to be Addressed in Assessment of Compliance

                                                                 -iv-

                                            RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                                                ACT OF 1939 AND AGREEMENT PROVISIONS*

Trust Indenture                                                                                Agreement
Act Section                                                                                     Section
___________________________________________________________________________________________________________
310(a)(1)................................................................         8.6(a)
(a)(2)...................................................................         8.6(a)
(a)(3)...................................................................         8.10
(a)(4)...................................................................         8.1(d)
(a)(5)...................................................................         8.6(a)
(b)......................................................................         8.6(b), 8.7
(c)......................................................................         Not Applicable
311(a)...................................................................         6.8
(b)......................................................................         6.8
312(a)...................................................................         3.19, 3.20(a)
(b)......................................................................         3.20(b)
(c)......................................................................         3.20(c)
313(a)...................................................................         3.21
(b)......................................................................         3.21
(c)......................................................................         3.21
(d)......................................................................         3.21
314(a)...................................................................         6.1(a), 6.1(b)
(b)......................................................................         6.1(c), 6.1(d)
(c)(1)...................................................................         6.1(f)
(c)(2)...................................................................         6.1(f)
(c)(3)...................................................................         6.1(f)
(d)(1)...................................................................         6.1(e)
(d)(2)...................................................................         6.1(e)
(d)(3)...................................................................         Not Applicable
(e)......................................................................         6.1(f)
315(a)...................................................................         8.1(c)
(b)......................................................................         8.1(f)
(c)......................................................................         8.1(a)
(d)......................................................................         8.1(c)
(d)(1)...................................................................         8.1(c)
(d)(2)...................................................................         8.1(c)
(d)(3)...................................................................         8.1(c)
(e)......................................................................         8.5(c)
316(a)(1)(A).............................................................         5.17
316(a)(1)(B).............................................................         5.18
316(a)(2)................................................................         Not Applicable
316(b)...................................................................         5.6(f), 4.1
316(c)...................................................................         5.7

_________________________________
*This reconciliation and tie shall not, for any purpose, be deemed to be part of the within agreement.

                                                                 -v-

Trust Indenture                                                                                Agreement
Act Section                                                                                     Section
___________________________________________________________________________________________________________
317(a)...................................................................         3.12
317(b)...................................................................         5.14
318(a)...................................................................         10.12

                                                                 -vi-

                  TRUST  AGREEMENT,  dated as of  [_________  __, 20__] between  SYNTHETIC  FIXED-INCOME  SECURITIES,  INC., a Delaware
corporation, as Trustor, and U.S.  BANK TRUST NATIONAL ASSOCIATION, a national banking association, as Trustee.

                                                         PRELIMINARY STATEMENT

                  The Trustor and the Trustee have duly  authorized  the execution and delivery of this Trust  Agreement to provide for one or more Series (and one or more Classes within each such Series) of Trust  Certificates,  issuable from time to time as provided in this  Agreement.  Each such  Series (or each Class  within such  Series) of  Certificates  will be issued only under a separate  Series
Supplement  to this  Agreement  duly  executed  and  delivered by the  Trustor,  the  Administrative  Agent,  if any,  specified in the applicable Series Supplement,  and the Trustee. All  representations,  covenants and agreements made herein by each of the Trustor, the
Administrative  Agent, if any, and the Trustee are for the benefit and security of the  Certificateholders  and, to the extent provided in the applicable Series  Supplement,  for the benefit and security of any Credit Support  Provider.  The Trustor is entering into this
Agreement,  and the Trustee is accepting the trusts created hereby,  for good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged.

                                                               ARTICLE I

                                                      DEFINITIONS AND ASSUMPTIONS

                  Section 1.1       Definitions.  Except as otherwise  specified  herein or in the applicable  Series  Supplement or as the context  may  otherwise  require,  the  following  terms have the  respective  meanings  set forth  below for all  purposes of this
Agreement.

                  "Account":  As defined in Section 3.10.

                  "Accounting Date":  With respect to any Series, if applicable, as defined in the related Series Supplement.

                  "Administrative  Agent": With respect to any Series of Certificates,  the Person, if any, specified in the applicable
Series  Supplement  for such Series  (which  Person  shall have agreed  pursuant  to such Series  Supplement  to assume all the duties, obligations,  responsibilities  and liabilities of the  Administrative  Agent as set forth in this Agreement and such Series Supplement with  respect to such  Series),  until a  successor  Person  shall have become the  Administrative  Agent  pursuant  to the  applicable provisions of this Agreement and such Series Supplement, and thereafter "Administrative Agent" shall mean such successor Person.

                  "Accreted Amount":  With respect to each Series, if applicable, as defined in the related Series Supplement.

                  "Additional  Servicer":  Any Servicing  Participant engaged by the Trustee or the Administrative  Agent in connection with this Agreement or the applicable Series Supplement.

                                                                 -1-

                  "Administrative Agent":  With respect to each Series, if applicable, as defined in the related Series Supplement.

                  "Administrative Agent Termination Event":  As defined in Section 7.1.

                  "Administrative Fee":  With respect to each Series, if applicable, as defined in the related Series Supplement.

                  "Advance":  As defined in Section 4.3.

                  "Affiliate":  With  respect  to any  specified  Person,  any other  Person  directly  or  indirectly  controlling  or controlled by or under direct or indirect common control with such specified  Person.  For the purposes of this definition,  "control,"
when used with respect to any  specified  Person,  means the power to direct the  management  and policies of such Person,  directly or indirectly,  whether  through  the  ownership  of  voting  securities,  by  contract  or  otherwise;  and the terms  "controlling"  and
"controlled" have meanings correlative to the foregoing.

                  "Agreement":  With respect to any Series of Certificates,  this Trust Agreement and all amendments hereof and, unless the context otherwise requires, the related Series Supplement.

                  "Authenticating Agent":  As defined in Section 5.15.

                  "Authorized  Newspaper":  A newspaper in an official language of the country of publication  customarily published at least once a day, and  customarily  published for at least five days in each calendar week, and of general  circulation in such city or cities specified  pursuant to Section 5.1 with respect to the  Certificates of any Series.  Where successive  publications are required to be made in Authorized  Newspapers,  the successive  publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

                  "Available  Funds":  Unless otherwise  specified in the applicable  Series  Supplement,  for any Distribution Date in
respect of a given  Series or Class,  the sum of (i) all  amounts  actually  received on or with respect to the  Underlying  Securities
(including  Liquidation  Proceeds and  investment  income on amounts in the  Accounts) with  respect to such Series  during the related
Collection  Period,  (ii) all  amounts  received  pursuant  to any Credit  Support  Instruments  with  respect to such  Series for such
Distribution Date and (iii) all other amounts, if any, specified by the applicable Series Supplement.

                  "Basic Documents":  With respect to any Series, if applicable, as defined in the related Series Supplement.

                  "Board of  Directors":  Either the Board of Directors of the Trustor or any executive or committee of such Board duly authorized under applicable law to act on behalf of such Board.

                                                                 -2-

                  "Board  Resolution":  A copy of a resolution  certified by the Secretary or an Assistant  Secretary of the Trustor to
have been duly adopted by the Board of Directors and to be in full force and effect on the date of such  certification  and delivery to the Trustee.

                  "Business Day": With respect to any Series (or Class within such Series) of  Certificates,  as defined in the related
Series Supplement.

                  "Calculation Agent":  With respect to each Series, as defined in the related Series Supplement.

                  "Call Premium  Percentage":  With respect to any Series (or Class within such Series),  if applicable,  as defined in the related Series Supplement.

                  "Certificate Account":  As defined in Section 3.9.

                  "Certificate Owners":  As defined in Section 5.9.

                  "Certificate Register" and "Certificate Registrar":  As respectively defined in Section 5.4.

                  "Certificateholder":  Any Holder of a Certificate.

                  "Certificates":  Any Trust Certificates authorized by, and authenticated and delivered under, this Agreement.

                  "Class":  With respect to any Series,  any one of the classes of  Certificates  of such Series,  each  consisting  of
Certificates having identical terms.

                  "Closing  Date":  With  respect to any  Series,  the day on which  Certificates  of such  Series are first  executed, authenticated and delivered.

                  "Code":  The Internal Revenue Code of 1986 and Treasury Regulations promulgated thereunder.

                  "Collection  Period":  With respect to any Distribution  Date for a Series (or Class within such Series),  the period specified in the related Series Supplement.

                  "Commission":  The Securities and Exchange Commission,  as from time to time constituted,  created under the Exchange
Act or, if at any time after the execution and delivery of this  Agreement  such  Commission is not existing and  performing the duties now assigned to it, then the body then performing such duties.

                  "Corporate  Trust Office":  The principal  corporate  trust office of the Trustee located at the address set forth in the related  Series  Supplement or such other  addresses as the Trustee may designate  from time to time by notice to the Holders,  the
Administrative  Agent,  if any, and the Trustor,  or the  principal  corporate  trust  office of any  successor  Trustee (or such other addresses as a successor Trustee may designate from time to time by notice to the Holders,  the  Administrative  Agent, if any, and the
Trustor).

                                                                 -3-

                  "Credit  Support":  With respect to any Series (or any Class within such  Series),  a letter of credit,  surety bond, swap  agreement,  put or call option or other asset intended to support or ensure the timely or ultimate  distributions  of amounts due in respect of all or certain of the  Underlying  Securities  for such Series or Class,  which in each case is  specified as such in the related Series Supplement.

                  "Credit Support  Instrument":  The instrument or document pursuant to which the Credit Support for a given Series (or any Class within such Series) is provided, as specified in the applicable Series Supplement.

                  "Credit Support  Provider":  With respect to any Series (or any Class within such Series),  the Person,  if any, that will provide any Credit  Support with respect to all or a portion of the  Underlying  Securities  for such Series or Class as specified in the applicable Series Supplement.

                  "Currency":  Dollars or Foreign Currency.

                  "Cut-off  Date":  With  respect to any Series,  the date  specified  as such in the related  Series  Supplement.  For purposes of this  Agreement,  any  Underlying  Security  acquired by the Trustor  after the  applicable  Cut-off  Date but prior to the applicable  Closing Date and included in the related Trust as of such Closing Date shall be deemed to have been  Outstanding as of such
Cut-off Date and references to the principal  balance of such Underlying  Security as of such Cut-off Date shall be deemed to be to the principal balance of such Underlying Security as of the date on which it was acquired by the Trustor.

                  "Definitive Certificates":  As defined in Section 5.9.

                  "Deleted  Underlying  Security":  An  Underlying  Security  replaced  or to be  replaced  by a  Qualified  Substitute
Underlying Security.

                  "Depositary":  With respect to the Certificates of any Series (or Class within such  Series) issuable  in whole or in part in the form of one or more Global  Securities,  the Person designated as Depositary by the Trustor pursuant to Section 5.1 until a successor  Depositary  shall have become such pursuant to the applicable  provisions of this  Agreement,  and  thereafter  "Depositary"
shall  mean or  include  each  Person  who is then a  Depositary  hereunder,  and if at any time  there is more  than one such  Person,
"Depositary"  as used with  respect to the  Certificates  of any such Series or Class  shall mean the  Depositary  with  respect to the
Certificates of that Series or Class.

                  "Depository  Agreement":  If  applicable,  the  agreement  pursuant  to which  the  Depositary  will  agree to act as
Depositary with respect to any Series (or Class within such Series) of Certificates in accordance with Section 5.9.

                  "Discount  Certificate":  Any  Certificate  that is issued  with  "original  issue  discount"  within the  meaning of
Section 1273(a) of  the Code and any other  Certificate  designated  by the Trustor as issued with original  issue  discount for United
States federal income tax purposes.

                                                                 -4-

                  "Distribution  Date": With respect to any Series (or Class within such Series) of  Certificates,  each date specified as a "Distribution Date" for such Series (or Class) in the related Series Supplement.

                  "Dollar"  or "$" or "USD":  Such  currency  of the United  States as at the time of  payment is legal  tender for the payment of public and private debts.

                  "Eligible  Account":  Either  (i) an  account or accounts  maintained  with a federal or state  chartered  depository institution  or trust company the long term  unsecured  debt  obligations  of which are rated by the Rating Agency the higher of (x) at least the then current  long-term  rating of the Underlying  Securities or (y) in one of its two highest  long-term  rating  categories
(unless otherwise  specified in the Series  Supplement) at  the time any amounts are held in deposit therein or (ii) a trust account or accounts  maintained  as a  segregated  account  or as  segregated  accounts  and  held by a  federal  or  state  chartered  depository institution,  national banking association or trust company in trust for the benefit of the Certificateholders  provided, however, that such depositary  institution,  national banking  association or trust company (or its parent) has a long-term rating in one of the four highest categories by the Rating Agency.

                  "Event of Default":  With respect to any Series (or Class within such  Series) of  Certificates,  as specified in the related Series Supplement.

                  "Exchange Act":  The Securities Exchange Act of 1934, as amended.

                  "Exchange Rate Agent": With respect to any Series (or Class within such Series) of Certificates,  if applicable,  the
Trustor or its agent so specified in the related Series Supplement.

                  "Executive Officer":  With respect to any corporation,  the Chief Executive Officer,  Chief Operating Officer,  Chief
Financial  Officer,  President,  any  Vice  President,  the  Secretary  or the  Treasurer  of such  corporation;  with  respect  to any partnership, any general partner thereof.

                  "Extraordinary Trust Expense":  With respect to any Series, as specified in the related Series Supplement.

                  "Final Scheduled Distribution Date":  With respect to each Series, as defined in the Series Supplement.

                  "Fixed Pass Through Rate":  With respect to any Fixed Rate Certificate, as defined in the related Series Supplement.

                  "Fixed Rate Certificate":  A Certificate that provides for a payment of interest at a Fixed Pass Through Rate.

                  "Floating  Pass Through  Rate":  With  respect to any Floating  Rate  Certificate,  as defined in the related  Series
Supplement.

                                                                 -5-

                  "Floating  Rate  Certificate":  A  Certificate  that  provides for the payment of interest at a Floating Pass Through
Rate determined periodically by reference to a formula specified pursuant to Section 5.1 and the related Series Supplement.

                  "Foreign  Currency":  A currency  issued by the government of any country other than the United States or a composite currency the value of which is determined by reference to the values of the currencies of any group of countries.

                  "Global Security":  A Certificate  evidencing all or part of a Series (or Class within such Series) of  Certificates, issued to the Depositary for such Series or Class in accordance with Section 5.9 and bearing the legend prescribed therein.

                  "Grantor Trust Provisions":  Subpart E of Subchapter J and Section 7701 of the Code, and final Treasury  Regulations, published rulings, notices and announcements, promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Guaranteed  Investment Contract":  With respect to any Series (or Class within such Series), a guaranteed investment contract or surety bond provided for in the related Series  Supplement,  sold as part of the Trust or to the Trustee for the benefit of the Certificateholders  for such Series,  providing for the investment of funds in a related Account or related Accounts and insuring a minimum or a fixed rate of return on the  investment  of such  funds,  which  contract  or surety  bond  shall be an  obligation  of an insurance  company or other  entity whose rating at the time of purchase of such  guaranteed  investment  contract or surety bond is no lower than the rating on the Underlying Securities and shall satisfy any other requirements specified in such Series Supplement.

                  "Holder":  The holder of a Certificate.

                  "Independent":  When used with respect to any  specified  Person means that the Person  specifies he or she (1) is in fact independent of the Trustor and the Administrative  Agent, if any, and of any Affiliate of any of the foregoing  Persons,  (2) does not have any direct or indirect financial  interest in the Trustor or the  Administrative  Agent, if any, or in any Affiliate of either of the  foregoing  Persons  which  is  material  with  respect  to such  Person  and  (3) is  not  connected  with the  Trustor  or the
Administrative Agent, if any, as an officer, employee, promoter,  underwriter,  trustee, partner, director or person performing similar functions.

                  "Independent Certificate": means a certificate of an Independent Person, as required by the TIA.

                  "Letter of Credit":  With respect to any Series or Class within such Series,  the letter of credit, if any, providing for the  payment of all or a portion of amounts  due in respect of such  Series or Class,  issued to the Trustee for the benefit of the
Holders of such Series or Class, issued by the related Credit Support Provider, all as specified in the related Series Supplement.

                  "Limited  Guarantor":  With  respect to the  Underlying  Securities  relating  to any Series  (or Class  within  such
Series),  a Person specified in the related Series Supplement as providing a guarantee or insurance policy or other credit  enhancement supporting the

                                                                  -6-

distributions in respect of such Series (or Class) as and to the extent specified in such Series Supplement.

                  "Limited  Guaranty":  With respect to any Series or Class within such Series, any guarantee of or insurance policy or other  comparable form of credit  enhancement  with respect to amounts required to be distributed in respect of such Series or Class or payments  under all or certain of the  Underlying  Securities  relating to such Series or Class,  executed  and  delivered by a Limited
Guarantor in favor of the Trustee, for the benefit of the Certificateholders, as specified in the related Series Supplement.

                  "Liquidation  Proceeds":  The amounts received by the Administrative Agent, if any, or the Trustee in connection with
(i) the liquidation of a defaulted Underlying Security or collateral,  if any, related thereto or (ii) the repurchase,  substitution or sale of an Underlying Security.

                  "Notional Amount":  With respect to any Class of Certificates,  if applicable,  the initial notional amount specified in the related  Series  Supplement on which  distributions  of interest may be determined at the  applicable  Pass Through Rate, as the same may be adjusted as specified in such Series Supplement.

                  "Officer's  Certificate":  A  certificate  signed  by any one (or,  if  specified  in this  Agreement  or any  Series
Supplement,  more than one) Executive Officer of the Trustor or Administrative Agent, as applicable,  or, in the case of the Trustee, a
Responsible Officer.

                  "Opinion  of  Counsel":  A written  opinion of  counsel,  who may,  except as  otherwise  expressly  provided in this
Agreement,  be counsel for the Trustor or the  Administrative  Agent,  if any,  acceptable  to the Trustee,  except that any opinion of counsel relating to the  qualification of any account required to be maintained  pursuant to this Agreement as an Eligible Account must state that it is an opinion of counsel who is in fact Independent of the Trustor and the Administrative Agent, if any.

                  "Optional Exchange Date": With respect to any Series (or Class with such Series), as defined,  if applicable,  in the related Series Supplement.

                  "Outstanding":  With respect to Certificates of a specified  Series (or Class within such Series),  as of any date of determination,  all such  Certificates  theretofore  authenticated and delivered under this Agreement and the related Series Supplement except:

                              (i)   Certificates  theretofore  cancelled by the  Certificate  Registrar or delivered to the Certificate
                  Registrar for cancellation; and

                              (ii)  Certificates in exchange for or in lieu of which other  Certificates  have been  authenticated  and delivered  pursuant  to this  Agreement,  unless  proof  satisfactory  to the  Trustee  is  presented  that  any such
                  Certificates are held by a bona fide purchaser in whose hands such Certificates are valid obligations of the Trust;

                                                                 -7-

provided,  however,  that in  determining  whether  the  Holders of the  required  percentage  of the  aggregate  Voting  Rights of the
Certificates have given any request, demand, authorization,  direction, notice, consent or waiver hereunder,  Certificates beneficially owned by the Trustor, or any Affiliate thereof,  shall be disregarded and deemed not to be Outstanding,  and the Voting Rights to which its Holder would  otherwise be entitled  shall not be taken into account in determining  whether the requisite  percentage of aggregate
Voting Rights  necessary to effect any such consent or take any such action has been obtained  except that, in determining  whether the
Trustee  shall be protected  in relying upon any such  request,  demand,  authorization,  direction,  notice,  consent or waiver,  only
Certificates  with respect to which the Trustor has provided the Trustee an Officer's  Certificate  stating that such  Certificates are so owned shall be so  disregarded.  Certificates  so owned that have been pledged in good faith may be regarded as  Outstanding  if the pledgee  establishes to the  satisfaction  of the Trustee by certifying to such effect in an Officer's  Certificate the pledgee's right so to act with respect to such  Certificates  and that the pledgee is not, to the actual  knowledge of the Trustee  without any duty of investigation,  the Trustor,  the  Administrative  Agent,  if any, or any Affiliate of any thereof so owned.  The  principal  amount or notional amount, as applicable,  of a Discount Certificate that shall be deemed to be Outstanding for the determination  referred to in the foregoing  proviso shall be the Stated Amount or Certificate  Notional Amount,  as applicable,  with respect thereto as of the date of such determination,  and the principal amount or notional amount, as applicable,  of a Certificate denominated in a Foreign Currency that shall be deemed to be Outstanding  for purposes of the  determination  referred to in the foregoing  provision shall be the amount calculated pursuant to Section 5.12(c).

                  "Participant":  A broker,  dealer,  bank,  other  financial  institution or other Person for whom from time to time a
Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

                  "Pass  Through  Rate":  With  respect to any Series (or Class within such  Series) of  Certificates  (except  certain
Discount Certificates and Certificates entitled to nominal or no interest  distributions) the  annual rate at which interest accrues on the  Certificates  of such Series (or Class),  which may be a fixed rate or a floating rate of interest,  determined upon the basis and in the manner specified in the related Series Supplement.

                  "Paying Agent":  As defined in Section 5.14.

                  "Percentage  Interest":  With respect to a  Certificate  of any Series or Class within a Series,  the portion of such
Series or Class evidenced by such  Certificate,  expressed as a percentage,  equal to the product of (x) a  fraction,  the numerator of which is the initial Stated Amount or Notional Amount,  as applicable,  represented by such Certificate and the denominator of which is the aggregate initial Stated Amount or Notional Amount, as applicable, of all the Certificates of such Series or Class and (y) 100.

                                                                 -8-

                  "Permitted  Investments":  With respect to any Series,  unless otherwise  specified in the related Series Supplement, any one or more of the  following  obligations  or  securities,  provided  that the total  return  specified  by the terms of each such obligation or security is at least equal to the purchase price thereof:

                              (i)   direct  obligations of, and obligations  fully  guaranteed by, the United States,  the Federal Home
                  Loan Mortgage Corporation,  the Federal National Mortgage  Association,  the Federal Farm Credit System or any agency or  instrumentality  of the  United  States the  obligations  of which are backed by the full faith and credit of the
                  United  States  of  America;  provided  that  obligations  of, or  guaranteed  by,  the  Federal  Home Loan  Mortgage
                  Corporation,  the Federal  National  Mortgage  Association  or the  Federal  Farm Credit  System  shall be  Permitted
                  Investments only if, at the time of investment,  it has the rating specified in such Series  Supplement for Permitted
                  Investments;

                              (ii)  demand and time  deposits in,  certificates  of deposit of, or banker's  acceptances  issued by any depository  institution  or trust  company  (including  the  Trustee  or any  agent of the  Trustee  acting  in their respective  commercial  capacities) incorporated  under the laws of the  United  States or any State and  subject  to supervision  and examination by federal and/or state banking  authorities so long as the commercial  paper and/or the short-term  debt  obligations  of such  depository  institution  or trust  company  (or, in the case of a  depository institution  which is the principal  subsidiary of a holding  company,  the commercial paper or other short-term debt obligations of such holding  company) at  the time of such  investment or contractual  commitment  providing for such investment have the rating specified in such Series Supplement for Permitted  Investments;  provided,  however,  that such  rating  shall  be no lower  than the  rating  on the  Underlying  Securities  at the  time of  purchase  of the investments;

                              (iii) repurchase  agreements with respect to (a) any  security  described in clause  (i) above or (b) any other security issued or guaranteed by an agency or instrumentality  of the United States,  with an entity having the credit rating specified in such Series Supplement for Permitted Investments;

                              (iv)  securities bearing interest or sold at a discount issued by any corporation  incorporated under the laws of the  United  States or any State that have the rating  specified  in such  Series  Supplement  for  Permitted
                  Investments  at the time of such  investment  or  contractual  commitment  providing for such  investment;  provided, however, that such rating shall be no lower than the rating on the Underlying Securities;

provided further that securities issued by any particular  corporation will not be Permitted  Investments to the extent that investment therein will cause the then  outstanding  principal  amount of securities  issued by such corporation and held as part of the Trust for such Series to exceed 10% of the aggregate  outstanding  principal balances and amounts of all the Underlying  Securities and Permitted
Investments held as part of the Trust for such Series;

                                                                 -9-

                              (i)   commercial  paper  having  at the  time of such  investment  the  rating  specified  in the  Series
                  Supplement for Permitted Investments; and

                              (ii)  a  Guaranteed  Investment  Contract  if and only if  specified  in the related  Series  Supplement, provided that the Rating Agency Condition is met.

                  "Person":  Any  individual,  corporation,  partnership,  joint venture,  association,  joint stock  company,  limited liability  company,  trust (including any beneficiary  thereof),  unincorporated  organization or government or any agency or political subdivision thereof.

                  "Place of  Distribution":  With respect to any Series (or Class  within such  Series) of  Certificates,  the place or places where the principal of (and premium,  if any) and  interest on the  Certificates of such Series (or Class) are  distributable as specified pursuant to Section 5.1.

                  "Predecessor Certificate":  With respect to any particular Certificate,  every previous Certificate evidencing all or a portion of the same  interest  as that  evidenced  by such  particular  Certificate;  and,  for the purpose of this  definition,  any
Certificate  authenticated  and delivered  under  Section 5.5  in lieu of a lost,  destroyed or stolen  Certificate  shall be deemed to evidence the same interest as the lost, destroyed or stolen Certificate.

                  "Proceeding":  Any suit in equity, action at law or other judicial or administrative proceeding.

                  "Purchase  Price":  With respect to any Underlying  Security  required to be  repurchased by the Underlying  Security
Provider pursuant to Section 2.3 and as confirmed by an Officer's  Certificate from the  Administrative  Agent, if any, or the Trustor, as the case may be, to the Trustee,  an amount equal to the sum of (i) the  greater of (x) 100% of the principal  balance thereof as of the date of such  purchase or (y) if the  Underlying  Security was purchased at a premium  above face value,  the price paid  therefor,
(ii) accrued and unpaid interest thereon from the immediately  preceding  interest  allocation date, or if no interest has been paid to the Trust with  respect  thereto,  from the  Cut-off  Date,  in each case at a rate equal to the Fixed  Pass  Through  Rate or the then applicable  Floating Pass Through Rate, as the case may be, as specified in the applicable Series Supplement,  on the principal balance of such Underlying  Security as of the close of business on the Business Day  immediately  preceding the date of purchase or such other day as may be specified in the applicable Series  Supplement on which such purchase is to occur,  (iii) any  unreimbursed  Advances and any unpaid  Administrative  Fees allocable to such  Underlying  Security,  (iv) expenses  reasonably  incurred or to be incurred by the
Administrative  Agent, if any, or the Trustee in respect of the breach or defect giving rise to the purchase obligation,  including any expenses  arising out of the enforcement of the purchase  obligation and (v) any  realized losses  previously  incurred with respect to such Underlying Security and allocated to Certificateholders on or before the date of purchase.

                  "Qualified  Substitute Underlying  Security":  With respect to any Series, as defined, if applicable,  in the related
Series Supplement.

                  "Rating  Agency":  With  respect  to any Series (or Class  within  such  Series),  as defined in the  related  Series
Supplement.

                                                                 -10-

                  "Rating Agency  Condition":  With respect to any action or occurrence,  unless otherwise  specified in the applicable
Series  Supplement,  that  each  Rating  Agency  shall  have been  given 10 days (or such  shorter  period  acceptable  to each  Rating
Agency) prior notice thereof and that each Rating Agency shall have notified the Trustor, the Trustee and the Administrative  Agent, if
any,  in writing  that such action or  occurrence  will not result in a  reduction  or  withdrawal  of the then  current  rating of any
Certificate of the applicable Series.

                  "Record Date":  With respect to any Distribution  Date for any Series (or Class within such Series) of  Certificates, the date specified in the related Series Supplement.

                  "Regulation AB": Subpart  2009.1100 – Asset Backed  Securities  (Regulation  AB), 17 C.F.R.  §§229.1100-229.1123,  as
such may be amended from time to time, and subject to such  clarification  and  interpretation  as have been provided by the Commission in the adopting release (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  "Relevant  Servicing  Criteria":  The Servicing Criteria applicable to the various parties, as set forth on Exhibit A attached  hereto and as  reflected  on the  Relevant  Servicing  Criteria  delivered  by such  parties in  connection  with each Series
Supplement.  With respect to a Servicing  Participant  engaged by the Trustee and  Administrative  Agent, the term "Relevant  Servicing
Criteria" may refer to a portion of the Relevant Servicing Criteria for the Trustee and the Administrative Agent.

                  "Reporting  Party":  The Trustee or the  Administrative  Agent,  as applicable,  in accordance with Sections 3.15 and
3.16 hereof.

                  "Required  Interest":  Unless otherwise  specified in the related Series Supplement,  with respect to the Outstanding
Certificates  of any Series or any Class thereof,  the accrued and  undistributed  interest on the Stated Amount or Notional  Amount of such Outstanding Certificates computed at the applicable Pass Through Rate.

                  "Required  Percentage  –  Amendment":  Unless  otherwise  specified  in the related  Series  Supplement,  66?% of the aggregate  Voting  Rights of  Certificates  of such Series (or of a designated  Class or group of Classes  within such  Series) (either voting as separate Classes or as a single Class) applicable to such matter, all as specified in the applicable Series Supplement.

                  "Required  Percentage – Definitive  Certificates":  Unless  otherwise  specified  in the related  Series  Supplement, greater than 50% of the aggregate Voting Rights of Certificates of such Series.

                  "Required  Percentage – Direction of Trustee":  Unless otherwise specified in the related Series Supplement,  greater than 50% of the aggregate Voting Rights of Certificates of such Series.

                  "Required  Percentage  –  Remedies":  Unless  otherwise  specified  in the  related  Series  Supplement,  66?% of the aggregate Voting Rights of Certificates of such Series.

                                                                 -11-

                  "Required  Percentage – Removal of Trustee":  Unless otherwise  specified in the related Series  Supplement,  greater than 50% of the aggregate Voting Rights of Certificates of such Series.

                  "Required  Percentage – Waiver":  Unless otherwise specified in the related Series Supplement,  66?% of the aggregate
Voting Rights of Certificates of such Series.

                  "Required Premium": If applicable,  unless otherwise specified in the related Series Supplement,  with respect to the
Certificates of any Series or any Class thereof,  an amount equal to the product,  as determined on any Distribution  Date with respect to such Series or Class, of (i) the  Required  Principal for such Series or Class and (ii) the Call Premium  Percentage for such Series or Class.

                  "Required  Principal":  As  determined  for any  Distribution  Date for a given Series (or Class within such Series), unless otherwise  specified in the related Series Supplement,  the amounts on deposit in the Certificate Account allocable to principal payments on the Underlying  Securities  (including from Credit Support, if any, and Advances,  if any, but excluding amounts in respect of principal  payments to the extent that Advances with respect thereto were distributed as Required  Principal on a prior Distribution
Date) and  required to be  distributed  in respect of  Certificates  of such  Series (or  Class) in  accordance  with the terms of such
Certificates and such related Series Supplement.

                  "Required  Rating":   With  respect  to  any  Series  (or  Class  within  such  Series),   the  rating  category  (or
categories) specified  in the Series  Supplement  that, as a condition to the issuance of such Series or Class,  is (or are) the lowest category (or categories) in which the Certificates of such Series or Class may be categorized by the Rating Agency.

                  "Requisite  Reserve  Amount":  As of  any  date  with  respect  to  any  Series  (or  Class  within  such  Series) of
Certificates,  the amount, if any,  required to be maintained in the Reserve Account,  if any, for such Series or Class as specified in or determined pursuant to the related Series Supplement.

                  "Reserve Account":  An Eligible Account, if any, created and maintained pursuant to Section 3.11.

                  "Responsible  Officer":  With respect to the Trustee,  any officer within the Corporate  Trust Office of the Trustee, including any Vice President,  Assistant Vice President,  Assistant Treasurer,  Assistant Secretary or any other officer of the Trustee customarily  performing  functions  similar to those  performed by any of the above  designated  officers  and also,  with respect to a particular  matter,  any other officer to whom such matter is referred because of such officer's  knowledge of and familiarity with the particular subject.

                  "Retained Interest":  If applicable,  with respect to any Underlying  Security,  an ownership interest in and a right to a portion of the payments thereon by the obligor thereof,  as specified in the Underlying  Securities Schedule to the related Series
Supplement, held by the Person so specified in such Underlying Securities Schedule.

                                                                 -12-

                  "Sarbanes-Oxley  Act": The  Sarbanes-Oxley  Act of 2002 and the rules and  regulations of the Commission  promulgated thereunder (including any interpretations thereof by the Commission's staff).

                  "Scheduled Final Distribution  Date": With respect to any Certificate,  the date on which all the unpaid principal of
(and premium, if any, on) such  Certificate is scheduled,  without giving effect to any prepayment,  exchange or early termination,  to become due and payable as provided therein and in the applicable Series Supplement.

                  "Series":  A separate  series of  Certificates  issued  pursuant to this Agreement and a related  Series  Supplement, which series may be divided into two or more Classes, as provided in such Series Supplement.

                  "Series  Supplement":  An agreement  supplemental  to this  Agreement  that  authorizes  the issuance of a particular
Series (and each Class within such Series) of Certificates.

                  "Servicing Criteria":  The "servicing criteria" set forth in Item 1122(d) of Regulation AB.

                  "Servicing  Participant":  Any Servicing  Participant or any other Person,  other than the Trustee and Administrative
Agent, that is performing  activities  addressed by the Servicing  Criteria,  unless such Person's activities relate only to 5% or less of the Underlying Assets.

                  "Specified Currency":  As defined in the related Series Supplement.

                  "State":  Any one of the 50 states of the United States or the District of Columbia.

                  "Stated Amount": With respect to an Outstanding  Certificate,  as determined at any time, the maximum amount that the
Holder  thereof is entitled to receive as  distributions  allocable  to principal  payments on the  Underlying  Securities.  The Stated
Amount, if any, of any Class within a given Series (other than those Classes, if any, specified in the related Series  Supplement),  as of any date of  determination,  shall be equal to the aggregate initial Stated Amount thereof less the sum of (i) all amounts allocable to prior  distributions made to such Class in respect of principal of the Underlying  Securities and (ii) any  reductions  attributable to Certificates surrendered in exchange for Underlying Securities, as and to the extent provided in the applicable Series Supplement.

                  "Sub-Administration Account":  As defined in Section 3.8.

                  "Sub-Administration  Agreement":  The written contract,  if any, between the Administrative  Agent, if any, specified in the applicable Series Supplement,  or Trustee and a  Sub-Administrative  Agent and any successor  Administrative Agent or Trustee or
Sub-Administrative  Agent relating to the  administration  of an Underlying  Security or certain  Underlying  Securities as provided in
Section 3.2.

                  "Sub-Administrative  Agent":  Any Person with which the  Administrative  Agent,  if any,  specified in the applicable
Series  Supplement,  or the  Trustee  has  entered  into a  Sub-

                                                                 -13-

Administration  Agreement  and  which  meets  the  qualifications  of a Sub-Administrative Agent pursuant to Section 3.2.

                  "Surety  Bond":  If so  specified  in the  Series  Supplement,  with  respect to any  Series  (or Class  within  such
Series) of  Certificates,  the surety  bond  providing  for the  distribution  under  certain  circumstances  specified  in such Series
Supplement  of amounts to the  Certificateholders  of such Series (or Class),  which  surety bond will be issued to the Trustee for the benefit of such Certificateholders by the related Credit Support Provider, all as specified in such Series Supplement.

                  "TIA":  The Trust Indenture Act of 1939, as amended.

                  "Trust":  With respect to any Series,  the segregated asset or pool of assets subject hereto,  constituting the trust created hereby and by the related Series  Supplement and to be administered  hereunder and thereunder,  consisting of those  Underlying
Securities and the Credit Support,  if applicable,  and all sums distributed in respect thereof that are specified as being part of the
Trust for such  Series in the  related  Series  Supplement,  all for the  benefit of the  Certificateholders  of such  Series as of any particular time.

                  "Trust Termination Event":  With respect to any Series, as specified in the related Series Supplement.

                  "Trustee":  With respect to any Series,  the Person so specified in the applicable  Series  Supplement  (which Person shall have agreed pursuant to such Series  Supplement to assume all the duties,  obligations,  responsibilities  and liabilities of the
Trustee as set forth in this Agreement and such Series Supplement with respect to the related Series of  Certificates) for  such Series or any  co-trustee  appointed  pursuant to  Section 8.10,  until a  successor  Person  shall have  become the  Trustee  pursuant to the applicable  provisions of this Agreement and the applicable  Series  Supplement,  and  thereafter  "Trustee"  shall mean such successor
Person.

                  "Trustor":  Synthetic Fixed-Income  Securities,  Inc., a Delaware corporation,  and, if a successor Person shall have become the Trustor pursuant to any applicable provisions of this Agreement, "Trustor" shall mean such successor Person.

                  "Trustor Order" or "Trustor  Request":  A written order or request,  respectively,  signed in the name of the Trustor by any of its Chief Executive Officer,  Chief Financial Officer, Chief Operating Officer,  President, a Vice President,  its Treasurer,
an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee.

                  "Underlying  Security  Provider":  With  respect to any  Underlying  Security  purchased  pursuant  to an  Underlying
Security Purchase Agreement, each entity specified as such in the applicable Series Supplement or its successor in interest.

                  "Underlying  Security  Purchase  Agreement":  With respect to certain  Series of  Certificates,  as designated in the applicable Series  Supplement,  the purchase agreement  providing for the purchase by the Trustor of one or more Underlying  Securities for such Series,  substantially in the form acceptable to the Trustor,  provided, that if required by the applicable

                                                                 -14-

Series Supplement, such agreement shall provide for the repurchase of such Underlying Securities on the terms set forth in Section 2.3.

                  "Underlying  Securities":  With respect to any Series,  the asset or assets sold as part of the Trust for such Series or acquired  (or, in the case of an agreement,  entered  into) by the Trustee for the benefit of the Holders of such Series and, if and to the extent provided in the applicable Series  Supplement,  for the benefit of any Credit Support Provider,  all as identified in the
Underlying  Securities  Schedule to the related Series Supplement.  The Underlying  Securities for any such Series or the related Trust shall not constitute Underlying Securities for any other Series or any other Trust.

                  "Underlying Securities Issuer":  As defined in the related Series Supplement.

                  "Underlying  Securities  Schedule":  With  respect to any Series,  a listing of the  Underlying  Securities  for such
Series as of the Closing Date,  including,  with respect to each Underlying  Security,  the obligor and the principal  balance thereof, which shall be attached to such Series Supplement as Schedule A.

                  "Uniform Commercial Code":  The Uniform Commercial Code as in effect in the relevant jurisdiction.

                  "United States":  The United States of America  (including the States),  its  territories,  its possessions and other areas subject to its jurisdiction.

                  "Voting  Rights":  With  respect to any Series (or Class  within  such  Series) of  Certificates,  the portion of the aggregate  voting rights of the  Certificates  of such Series or Class which shall be allocated to any  Certificate as specified in the applicable Series Supplement.

                  Voting and consensual  rights  available to or in favor of Holders of Certificates  may be exercised only by a United
States person (as defined in section  7701(a)(30)  of the Internal  Revenue Code of 1986,  as amended) that is a beneficial  owner of a
Certificate  or by a United  States  person  acting as  irrevocable  agent  with  discretionary  powers for the  beneficial  owner of a
Certificate  that is not a United States  person.  Certificateholders  that are not United States  persons must  irrevocably  appoint a
United States person with discretionary powers to act as their agent with respect to such voting and consensual rights.

                  Section 1.2       Rules of Construction.  Unless the context otherwise requires:

                  (a)      a term has the meaning assigned to it;

                  (b)      an  accounting  term not  otherwise  defined has the meaning  assigned to it in  accordance  with  generally accepted accounting principles as in effect in the United States from time to time;

                  (c)      "or" is not exclusive;

                                                                 -15-

                  (d)      the words  "herein,"  "hereof,"  "hereunder"  and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

                  (e)      "including" means including without limitation; and

                  (f)      words in the singular include the plural and words in the plural include the singular.

                                                              ARTICLE II

                                            DECLARATION OF TRUSTS; ISSUANCE OF CERTIFICATES

                  Section 2.1       Creation  and  Declaration  of Trusts;  Assignment  of  Underlying  Securities.  (a)  The  Trustor,
concurrently  with the execution and delivery hereof,  does hereby agree to (i) sell,  assign,  convey and set-over to the Trustee,  on behalf and for the benefit of the  Certificateholders  of each given Series of Certificates and without recourse,  all the right, title and interest of the Trustor,  including any security  interest therein for the benefit of the Trustor,  in, to and under the Underlying
Securities  attributable  to each such Series (except for the Underlying  Securities  attributable to such Series which are not sold by the Trustor, as specified in the Underlying  Securities  Schedule to the applicable Series  Supplement),  in each case as identified on the  applicable  Underlying  Securities  Schedule,  and all other  assets  included or to be included in the  respective  Trust for the benefit of the  Certificateholders  of each such  Series or  (ii) deliver  to the Trustee  for  deposit in the  Certificate  Account an amount,  in  immediately  available  funds in a form  acceptable  to the  Trustee,  sufficient  to acquire  the  Underlying  Securities attributable to such Series, in each case as identified on the Underlying  Security Schedule to the applicable Series  Supplement,  and all other  assets to be included in the  respective  Trust for the benefit of the  Certificateholders  of each such  Series.  Each such sale will include all interest,  premium (if any) and  principal  received by or on behalf of the Trustor of, on or with respect to any such Underlying  Securities due after the applicable  Cut-off Date,  and, unless  otherwise  specified in the Series  Supplement,  will exclude (i) all  interest,  premium (if any) and  principal of, on or with respect to any such  Underlying  Securities due on or before the applicable Cut-off Date and (ii) any Retained Interest in any such Underlying Security.

                  (b)      In connection with each sale referred to in the preceding  paragraph,  the Trustor shall, not later than the applicable Closing Date,  (i) deposit the Underlying Securities for a given Series (except for the Underlying  Securities  attributable to such Series which are to be acquired from a Person other than the Trustor,  as specified on the  Underlying  Securities  Schedule to the applicable Series  Supplement) with the Trustee by physical delivery of such Underlying  Securities,  duly endorsed, to the Trustee or by causing such Underlying  Securities to be registered by book entry in the name of the Trustee and (ii) with  respect to each such
Underlying  Security,  deliver or cause to be  delivered  to the Trustee all  documents  necessary  to transfer  ownership of each such
Underlying Security to the Trustee.

                  (c)      Unless otherwise  specified in the applicable Series Supplement,  the sale of such Underlying  Securities by the Trustor for a given Series  accomplished  hereby and by such Series Supplement is absolute and is intended by the parties hereto as a sale and not a loan. The

                                                                 -16-

Trustor represents and covenants that the Underlying Securities as of the respective Closing Dates will be free and clear of any right, charge,  security  interest or lien or claim in favor of the Trustor and, with respect to any sale of Underlying  Securities,  that the
Trustor will as of such respective Closing Date have the right to sell the applicable Underlying Securities to the Trustee.

                  Section 2.2       Acceptance by Trustee.  (a)  With respect to each Series,  the Trustee will acknowledge  receipt by it, or by a custodian on its behalf, of the related  Underlying  Securities and the related documents  referred to in Section 2.1,  now existing or hereafter  acquired,  and declares that it will hold such  Underlying  Securities  and  documents  and all other  documents delivered  to it  pursuant  to this  Agreement,  and that it will hold all such  assets and such  other  assets  (including  Underlying
Securities  acquired from a Person other than the  Trustor) comprising  the Trust for a given Series of Certificates,  in trust for the exclusive  use and benefit of all present and future  Certificateholders  of such Series and for the  purposes and subject to the terms and conditions set forth in this Agreement.

                  (b)      The  Trustee,  or a  custodian  on its  behalf,  shall  review all  documents  received  by it  pursuant  to
Section 2.1  within 45 days after  receipt  thereof.  If in the process of  reviewing  such  documents  the  Trustee or such  custodian discovers  any  document or documents  to be missing or  defective,  the Trustee  shall  promptly  (but in any event within 10 Business
Days) so notify the Trustor and the Administrative  Agent, if any. In addition,  upon the discovery by the Trustor,  the Administrative
Agent,  if any, or the Trustee of a breach of any of the  representations  and warranties made by any Underlying  Security  Provider in the related  Underlying  Security  Purchase  Agreement,  if any, in respect of any  Underlying  Security that  materially and adversely affects the  interests of the  Certificateholders,  the party  discovering  such breach shall give prompt  written  notice to the other parties hereto (but in any event within 10 Business Days).

                  Section 2.3       Repurchase or Substitution of Certain  Underlying  Securities by the Underlying  Security Provider.
(a)  If and to the extent provided for in a Series  Supplement  relating to a given Series of  Certificates,  upon discovery or receipt of notice  pursuant to  Section 2.2  that a document is missing or defective,  the Trustee shall  immediately  notify the Trustor,  the
Administrative  Agent,  if any, and the Rating  Agency that such document is defective or missing and,  unless the Trustor  provides to the Trustee an  Officer's  Certificate  stating such missing or defective  document  will not have a materially  adverse  effect on the related Trust,  the  Administrative  Agent,  if any, or the Trustee shall  immediately so notify the Underlying  Security  Provider and require that the Underlying  Security  Provider deliver such missing document or cure such defect within 60 days from the date on which such Underlying  Security  Provider was first notified of such missing  document or defect,  and if such Underlying  Security  Provider does not deliver such missing document or cure such defect in all material respects during such period,  the  Administrative  Agent, if any, or the Trustee shall use its best efforts to enforce the  Underlying  Security  Provider's  obligation,  if any, under the related
Underlying  Security  Purchase  Agreement to repurchase  such  Underlying  Security from the Trustee at the  applicable  Purchase Price within 90 days after the date on which the  Underlying  Security  Provider was first notified of such missing  document or defect.  The
Purchase Price for the  repurchased  Underlying  Security  shall be delivered to the  Administrative  Agent,  if any, or to the Trustee
directly for deposit in the Certificate Account and the Trustee,  upon receipt either of certification by the Administrative  Agent, if any, of such deposit or of such deposit  directly,  shall  release to the

                                                                 -17-

Underlying  Security  Provider the related  documents in its possession  and shall execute and deliver such  instruments of transfer or assignment,  in each case without recourse,  as shall be necessary to vest in the Underlying  Security Provider any Underlying Security
released  pursuant  hereto,  and the  Trustee  shall  have  no  further  obligations  with  regard  to such  documents.  The  foregoing notwithstanding,  if and to the extent the Series  Supplement  provides,  the  Underlying  Security  Provider may, as an alternative to repurchasing  any such  Underlying  Security as provided above,  if and to the extent so provided in the Underlying  Security  Purchase
Agreement, cause such Underlying Security to be removed from the Trust (in which case it shall become a Deleted Underlying Security) by agreeing to substitute one or more Qualified Substitute Underlying Securities in the manner and subject to the limitations set forth in
Section 2.3(b) and the related Series Supplement.  It is understood and agreed that the obligation of the Underlying  Security Provider to repurchase  or substitute  for any  Underlying  Security as to which a constituent  document is missing or a defect in a constituent document exists shall, if such defect is not cured or such missing document is not provided,  constitute (unless otherwise specified in the applicable Series Supplement) the sole remedy respecting such omission or defect available to the Certificateholders or the Trustee on behalf of the  Certificateholders.  It is further  understood  and agreed  that,  unless  otherwise  provided in the related  Series
Supplement, in no event shall either the Trustor or the Administrative Agent, if any, be obligated to repurchase or substitute for such an Underlying  Security,  regardless of whether the Underlying Security Provider defaults on its obligation to repurchase or substitute for such an Underlying Security.

                  (b)      If and to the extent provided for in a Series  Supplement  relating to a given Series of Certificates,  with respect to any  Deleted  Underlying  Security  for which the  Trustor or the  Underlying  Security  Provider  substitutes  a  Qualified
Substitute  Underlying  Security  or Assets,  such  substitution  shall be  effected by the  Trustor or  Underlying  Security  Provider delivering to the Trustee or a custodian on its behalf such Qualified  Substitute  Underlying Security or Assets and such documents and agreements,  with all necessary  endorsements thereon, as would be required under the terms of Section 2.1,  together with an Officer's
Certificate  of the  Trustor or relevant  Underlying  Security  Provider  certifying  that each such  Qualified  Substitute  Underlying
Security  satisfies the definition  thereof and the requirements  under this Section.  The Trustee or such custodian shall  acknowledge receipt of such Qualified  Substitute  Underlying  Security or Assets and, within five Business Days thereafter,  review such documents in the manner specified in Section 2.2.  The Trustor shall give or cause to be given written notice to the  Certificateholders  of such
Series and the Rating Agency that such  substitution  has taken place and shall amend the Underlying  Security  Schedule to reflect the removal of such  Deleted  Underlying  Security  from the terms of this  Agreement  and the  substitution  of the  Qualified  Substitute
Underlying  Security or Assets.  Upon such substitution,  such Qualified  Substitute  Underlying Security or Assets shall be subject to the terms of this Agreement in all respects,  including those related to the  representations and warranties included in the Underlying
Security  Purchase  Agreement  as of the date of  substitution.  The terms  upon  which  such  substitution  may be  effected  shall be specified in the applicable Series Supplement.

                  (c)      Unless otherwise provided in the Series Supplement,  no substitution of Underlying Securities allowed by the
Series  Supplement shall be effected unless the Trustee  obtains,  at the expense of the  Certificateholders,  an Opinion of Counsel to
the effect that the substitution will not cause the Trust to be taxable as a corporation for federal income tax purposes.

                                                                 -18-

                  Section 2.4       Representations and Warranties of the Trustor and Representations,  Warranties and Covenants of the
Administrative  Agent.  (a)  The Trustor hereby  represents and warrants to the Trustee that as of the Closing Date or as of such other date specifically provided herein or in the applicable Series Supplement:

                     (i)   the Trustor is a corporation  duly  organized,  validly  existing and in good standing under the laws of the
         State of Delaware;

                     (ii)  with  respect to each Series  Supplement,  to the  Trustor's  knowledge,  the  information  set forth in the
         Underlying  Security  Schedule with respect to each  Underlying  Security is true and correct in all material  respects at the date or dates respecting which such information is furnished;

                     (iii) the execution and delivery of this Agreement by the Trustor and its  performance of and compliance  with the terms of this Agreement  will not violate the Trustor's  articles of  incorporation  or by-laws or constitute a default (or an event  which,  with  notice  or lapse of time,  or both,  would  constitute  a  default) under,  or  result  in the  breach or acceleration  of,  any  material  contract,  agreement  or other  instrument  to which the  Trustor is a party or which may be applicable to the Trustor or any of its assets;

                     (iv)  the Trustor has the full power and authority to enter into and consummate all  transactions  contemplated by this  Agreement,  has duly  authorized  the  execution,  delivery and  performance of this Agreement and has duly executed and delivered  this  Agreement.  This  Agreement,  upon its execution and delivery by the Trustor and assuming due  authorization, execution and delivery by the Trustee,  will  constitute a valid,  legal and binding  obligation  of the Trustor,  enforceable against  it in  accordance  with the terms  hereof,  except as such  enforcement  may be limited  by  bankruptcy,  insolvency, reorganization,  receivership,  moratorium or other laws relating to or affecting  the rights of creditors  generally,  and by general equity principles (regardless of whether such enforcement is considered a proceeding in equity or at law);

                     (v)   the Trustor is not in violation,  and the  execution  and delivery of this  Agreement by the Trustor and its performance  and compliance  with the terms of this  Agreement will not constitute a violation,  of any order or decree of any court or any order or  regulation  of any federal,  state,  municipal or  governmental  agency  having  jurisdiction  over the
         Trustor or its  properties,  which  violation  would  reasonably  be  expected to have a material  and  adverse  effect on the condition  (financial  or  otherwise) or  operations  of the Trustor or its  properties  or on the  performance  of its duties hereunder; and

                  (b)      The Trustor shall make any additional  representations and warranties,  if any, that may be specified in the applicable Series Supplement.

                  It is  understood  and agreed that the  representations  and  warranties  of the  Trustor set forth in this  Sections
2.4(a) and  2.4(b) shall  survive delivery of the respective  documents to the Trustee and shall inure to the benefit of the Trustee on behalf of the  Certificateholders  notwithstanding  any  restrictive or qualified  endorsement or assignment.  Upon discovery by any of the Trustor,  the  Administrative  Agent,  if any, or the Trustee of a breach of any of the

                                                                 -19-

foregoing  representations  and warranties which materially and adversely  affects the interests of the  Certificateholders,  the party discovering such breach shall give prompt written notice thereof to the other parties.

                  (c)      The Administrative  Agent, if any, shall make such representations,  warranties,  if any, and covenants that may be specified in the applicable Series Supplement.  Upon discovery by any of the Trustor,  the Administrative  Agent, if any, or the
Trustee of a breach of any of the foregoing  representations,  warranties  and covenants  which  materially  and adversely  affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice thereof to the other parties.

                  Section 2.5       Breach of  Representation,  Warranty or Covenant.  (a)  Within  90 days of the earlier of discovery by the  Trustor  or  receipt of notice by the  Trustor  of a breach of any  representation  or  warranty  of the  Trustor  set forth in
Section 2.4(a) that  materially and adversely affects the interests of the  Certificateholders  of a given Series of Certificates,  the
Trustor shall cure such breach in all material respects.

                  (b)      With respect to an Administrative  Agent appointed pursuant to the applicable Series  Supplement,  within 30 days of the earlier of  discovery by such  Administrative  Agent or receipt of notice by such  Administrative  Agent of a breach of any representation,  warranty or covenant of such  Administrative  Agent set forth in the applicable  Series Supplement that materially and adversely affects the interests of the Certificateholders, such Administrative Agent shall cure such breach in all material respects.

                  Section 2.6       Agreement to  Authenticate  and Deliver  Certificates.  With respect to each Series of Certificates and the related Trust,  the Trustee hereby agrees and  acknowledges  that it will,  concurrently  with the sale to and receipt by it of the  related  Underlying  Securities  and  delivery  to it by the  Trustor  of  executed  Certificates  of  such  Series,  cause  to be authenticated  and  delivered to or upon the order of the  Trustor,  in exchange for the  Underlying  Securities  and such other assets constituting the Trust for a given Series,  Certificates duly authenticated by or on behalf of the Trustee in authorized  denominations evidencing  ownership of the entire Trust for such Series,  all in accordance  with the terms and subject to the conditions of Sections
5.2 and 5.13.

                  Section 2.7       Statement  of Intent.  It is the  intention  of the parties  hereto  that,  for purposes of federal income  taxes,  state and local income and franchise  taxes and any other taxes  imposed  upon,  measured by or based upon gross or net income,  the Trust shall be treated as a grantor  trust,  but failing  that,  as a partnership  and in no event,  as a  corporation  or publicly  traded  partnership  taxable as a corporation.  The terms of this Agreement shall be interpreted to further this intention of the parties.  The parties hereto agree that,  unless  otherwise  required by  appropriate  tax  authorities,  the Trustee shall file or cause to be filed annual or other  necessary  returns,  reports and other forms  consistent with such intended  characterization.  Each
Certificateholder  and each beneficial  owner of a Certificate by acceptance of its Certificate  (or its beneficial  interest  therein)
agrees,  unless otherwise required by appropriate tax authorities,  to file its own tax returns and reports in a manner consistent with such characterization.

                                                                 -20-

                  All  provisions of this  Agreement  shall be construed and the affairs of the Trust shall be conducted to achieve the aforementioned treatment for U.S. federal income tax purposes.

                                                              ARTICLE III

                                                     ADMINISTRATION OF EACH TRUST

                  Section 3.1       Administration  of each Trust.  (a)  The  Trustee  (and, to the extent  required in the  applicable
Series Supplement,  any Administrative  Agent) shall  administer the Underlying Securities for each given Trust for the sole benefit of the  Certificateholders  of the  related  Series.  In engaging  in such  activities,  the  Trustee  (or the  Administrative  Agent,  if
applicable) shall,  subject to the provisions of Article VI hereof,  follow or cause to be followed collection procedures in accordance with the terms of this Agreement and the applicable Series Supplement,  the respective  Underlying Securities and any applicable Credit
Support  Instruments.  With respect to each Trust, and subject only to the  above-described  standards and the terms of this Agreement, the related Series Supplement and the respective Underlying  Securities and applicable Credit Support Instruments,  if any, the Trustee
(or the Administrative Agent, if applicable) shall  have full power and authority,  acting alone or through  Sub-Administrative  Agents as  provided  in  Section 3.2,  to do or cause to be done any and all  things in  connection  with such  administration  which it deems necessary to comply with the terms of this Agreement and the applicable Series Supplement.

                  (b)      Without  limiting the  generality  of the terms of paragraph  (a) of this  Section 3.1,  with respect to any
Series of Certificates,  the  Administrative  Agent, if any,  specified in the applicable  Series Supplement shall be hereby authorized and empowered by the Trustor,  when such  Administrative  Agent believes it  appropriate in its reasonable  judgment and when otherwise required by a Series Supplement,  in its own name or in the name of a Sub-  Administrative  Agent,  (i) to instruct the Trustee to make distributions  or payments from the  Certificate  Account or any other  Account for such Series,  as set forth herein or in the related
Series  Supplement,  and (ii) to the extent  specified  in the related  Series  Supplement,  to execute and  deliver,  on behalf of the
Certificateholders  of such  Series  and the  Trustee  or any of them,  and upon  notice to the  Trustee,  any and all  instruments  of satisfaction or cancellation,  or of partial or full release or discharge,  and all other comparable  instruments,  with respect to any of the Underlying Securities relating to such Series.

                  (c)      The duties of the Trustee and the  Administrative  Agent,  if any,  shall be  performed in  accordance  with applicable local,  state and federal law, and the Trustee (or, if specified in the applicable  Series  Supplement,  the  Administrative
Agent) shall  make any and all filings,  reports,  notices or  applications  with, and seek any comments and  authorizations  from, the
Commission and any State securities  authority on behalf of the Trust for each Series.  If the applicable  Series  Supplement  appoints an Administrative  Agent, the Trustee, in its capacity as Trustee,  shall execute,  at the direction of such Administrative  Agent, any powers  of  attorney  and  other  documents  necessary  or  appropriate  to  enable  the  Administrative  Agent to carry out any of its administrative  duties hereunder;  provided,  however,  that the Trustee, in its capacity as Trustee,  shall not be accountable for the actions of the Administrative Agent or any Sub- Administrative Agents under such powers of attorney.

                                                                 -21-

                  Section 3.2       Sub-Administration  Agreements  Between  Administrative  Agent or  Trustee  and  Sub-Administrative
Agents.  (a) Unless otherwise provided in a Series  Supplement,  an Administrative  Agent specified in the applicable Series Supplement and the Trustee may enter into Sub-  Administration  Agreements with one or more  Sub-Administrative  Agents in order to delegate their administrative  obligations  with  respect to a related  Series  under this  Agreement  to such  Sub-Administrative  Agents;  provided, however,  that (i) such delegation shall not release either such Administrative  Agent or the Trustee, as applicable,  from the duties, obligations,  responsibilities or liabilities arising under this Agreement;  (ii) the Rating Agency Condition shall have been satisfied with respect to the entering into of any such  agreement and  (iii) such  agreements  are  consistent  with the terms of this Agreement and,  with respect to  Certificates  of any Series,  the related  Series  Supplement.  With respect to any Series (or Class within such
Series) of  Certificates,  each  Sub-Administration  Agreement shall impose on the Sub- Administrative Agent requirements conforming to the provisions set forth in Section 3.1 and provide for  administration  of the related Trust and all or certain  specified  Underlying
Securities for such Series  consistent with the terms of this  Agreement.  Additional  requirements  relating to the scope and contents of any  Sub-Administration  Agreement may be provided in the applicable Series Supplement.  Such Administrative  Agent shall deliver to the Trustee and the Trustor copies of all  Sub-Administration  Agreements  which it enters into,  and any  amendments or  modifications thereof, promptly upon the Administrative Agent's execution and delivery of any such instruments.

                  (b)      As part of its duties  hereunder,  an  Administrative  Agent specified in the applicable  Series  Supplement shall enforce the  obligations of each  Sub-Administrative  Agent under any related  Sub-Administration  Agreement which it enters into and of the Underlying Security Provider,  if any, under any Underlying Security Purchase Agreement,  for the benefit of the Trustee and the  Certificateholders  of a given  Series.  Such  enforcement,  including  the  legal  prosecution  of  claims,  the  termination  of
Sub-Administration  Agreements or Underlying Security Purchase Agreements,  as appropriate,  and the institution of Proceedings and the pursuit of other appropriate  remedies,  shall be in such form and carried out to such an extent and at such time as the Administrative
Agent, in its good faith business judgment, deems necessary or advisable, subject in all cases to the provisions of Article VI hereof.

                  Section 3.3       Successor  Sub-Administrative  Agents. An  Administrative  Agent specified in the applicable Series
Supplement  and the Trustee shall each be entitled to terminate any  Sub-Administration  Agreement  which it enters into and the rights and obligations of any Sub-Administrative  Agent under any Sub-Administration  Agreement in accordance with the terms and conditions of any such  Sub-Administration  Agreement.  In the event of a termination of any Sub-Administration  Agreement,  the Administrative Agent
or the Trustee,  as  applicable,  shall  simultaneously  reassume  direct  responsibility  for all  obligations  delegated in such Sub-
Administration  Agreement  without  any act or deed on the  part of the  applicable  Sub-  Administrative  Agent,  the  Trustee  or the
Administrative  Agent,  and the  Administrative  Agent or the Trustee,  as  applicable,  either shall  administer  directly the related
Underlying Securities or shall enter into a Sub-Administration  Agreement with a successor  Sub-Administrative Agent which so qualifies under Section 3.2.

                  Section 3.4       Liability of the Administrative  Agent.  Notwithstanding any Sub-  Administration  Agreement or any
of the provisions of this Agreement  relating to agreements or

                                                                 -22-

arrangements  between an  Administrative  Agent, if any, or the Trustee and a  Sub-Administrative  Agent or references to actions taken through a Sub-Administrative Agent or otherwise, the Administrative Agent, if any is specified in the applicable Series Supplement,  or the Trustee, as applicable, shall remain obligated and primarily liable to the Trustee and the Certificateholders for the administering of the Trust and the Underlying  Securities for each related Series of  Certificates  to the extent  provided herein and in the related
Series Supplement in accordance with the provisions of Section 3.1 without  diminution of such obligation or liability by virtue of any such  Sub-Administration  Agreements or arrangements or by virtue of indemnification from the Sub-Administrative  Agent and to the same extent and under the same terms and conditions as if the Administrative  Agent or the Trustee, as applicable,  alone were administering the Underlying Securities, and the Administrative Agent or the Trustee, as applicable, shall not thereby be released from any duties or responsibilities  set forth in this  Agreement or the related  Series  Supplement.  The  Administrative  Agent and the Trustee shall be entitled to enter into any agreement with a Sub-Administrative  Agent for indemnification of the Administrative Agent or the Trustee by
such  Sub-Administrative  Agent for any liability or obligation sustained by the Administrative Agent or the Trustee in connection with any act or failure to act by the Sub- Administrative  Agent, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  Section 3.5       No   Contractual   Relationship   Between   Certain   Sub-Administrative   Agents  and  Trustee  or
Certificateholders.  Any  Sub-Administration  Agreement between an  Administrative  Agent specified in the applicable Series Supplement and a  Sub-Administrative  Agent that may be entered  into and any  transactions  or  services  relating to the  Underlying  Securities pursuant to such an agreement shall be deemed to be between the  Sub-Administrative  Agent and the Administrative  Agent alone, and the
Trustee  and  Certificateholders  shall not be deemed  parties  thereto  and  shall  have no  claims,  rights,  obligations,  duties or liabilities with respect to the Sub-Administrative  Agent except as set forth in Section 3.6.  Except as set forth in Section 3.6,  the
Administrative  Agent shall be solely  liable for all fees owed by it to any Sub-  Administrative  Agent,  irrespective  of whether the
Administrative  Agent's compensation pursuant to this Agreement is sufficient to pay such fees; provided,  however, that if so provided in the  applicable  Series  Supplement,  a  Sub-Administrative  Agent shall be entitled  to a Retained  Interest in certain  Underlying
Securities  as  and  to  the  extent  specified  in  the  Underlying   Securities  Schedule  to  such  Series  Supplement.   Each  such
Sub-Administrative  Agent shall be reimbursed by the  Administrative  Agent for expenditures made by such  Sub-Administrative  Agent to the same extent the Administrative Agent would be reimbursed for such expenditures pursuant to the terms of this Agreement.

                  Section 3.6       Assumption  or  Termination  of  Sub-Administration  Agreements  by  Trustee.  Except as and to the
extent otherwise  provided in a Series Supplement,  in the event an Administrative  Agent specified in the applicable Series Supplement shall for any reason no longer be acting in such  capacity  with  respect to any Series,  the Trustee or its designee  shall  thereupon assume all the rights and obligations of the  Administrative  Agent under each Sub-  Administration  Agreement that the  Administrative
Agent may have entered into with respect to any  Underlying  Security or Assets  related to such Series,  provided that the Trustee may elect to terminate any such  Sub-Administration  Agreement in accordance with its terms.  Except as otherwise provided in such a Series
Supplement,  the Trustee,  its designee or any successor  Administrative  Agent shall be deemed to have assumed all the  Administrative
Agent's  interest

                                                                 -23-

therein and to have replaced the  Administrative  Agent as a party to each  Sub-Administration  Agreement to the same extent as if each
Sub-Administration  Agreement had been assigned to the assuming  party;  provided,  however,  that the  Administrative  Agent shall not thereby be relieved of any liability or obligations under any Sub-Administration Agreement and provided further, that the Trustee shall in no event be obligated to make any Advances if it is prohibited by law or regulation  from doing so or from  obligating  itself to do
so. The  Administrative  Agent at its expense  shall,  upon request of the Trustee,  deliver to such  assuming  party all documents and records relating to each Sub-Administration  Agreement and the Underlying Securities then being administered by it and an accounting of amounts  collected  and  held  by it and  otherwise  use its  best  efforts  to  effect  the  orderly  and  efficient  transfer  of the
Sub-Administration Agreements to the assuming party.

                  Section 3.7       Collection  of  Certain  Underlying  Security  Payments.  With  respect  to any  Series or Class of
Certificates,  the Trustee (or the Administrative  Agent if specified in the related Series  Supplement) shall  make reasonable efforts to collect all  payments  required  to be made  pursuant  to the terms of the  Underlying  Securities  or any  related  Credit  Support
Instruments in a manner  consistent with the terms of this Agreement,  the related Series  Supplement,  such Underlying  Securities and any related Credit Support Instruments.

                  Section 3.8       Collections  by  Sub-Administrative  Agent.  Unless  otherwise  provided in the  applicable  Series
Supplement,   in  the  event  a  Sub-Administrative   Agent  is  administering  one  or  more  Underlying   Securities  pursuant  to  a
Sub-Administration  Agreement,  the  Sub-Administrative  Agent shall be required to  immediately  direct the Trustee to deposit into an
Eligible Account  established by such  Sub-Administrative  Agent (a  "Sub-Administration  Account") any  amounts collected with respect thereto,  and not later than the Business Day after receipt thereof,  all such amounts shall be deposited into the related  Certificate
Account.

                  Section 3.9       Certificate  Account.  (a)  For  each Series of  Certificates,  the  Trustee  shall  establish  and maintain  one  or  more  Eligible  Accounts  (collectively,  the  "Certificate  Account"),  held  in  trust  for  the  benefit  of  the
Certificateholders  of such Series.  The Trustee on behalf of such  Certificateholders  shall possess all right,  title and interest in all funds on deposit  from time to time in each  Certificate  Account  and in all  proceeds  thereof.  With  respect to each  Series of
Certificates,  the  Certificate  Account  shall be under the sole  dominion  and  control of the Trustee for the benefit of the related
Certificateholders.  With respect to each Series of  Certificates,  the Trustee  shall  deposit or the  Administrative  Agent,  if any, specified in the applicable Series  Supplement shall direct the Trustee to deposit or cause to be deposited in the Certificate  Account no later than the Business Day after  receipt  thereof all amounts  collected  with respect to the  Underlying  Securities,  any Credit
Support and all Liquidation Proceeds related to such Series including:

                     (i)   all payments on account of principal of such Underlying Securities;

                     (ii)  all payments on account of interest on such Underlying Securities;

                     (iii) all payments on account of premium (if any) on such Underlying Securities;

                                                                 -24-

                     (iv)  any payments in respect of any such Credit Support;

                     (v)   any Advances made as required pursuant to Section 4.3; and

                     (vi)  any interest or investment income earned on funds deposited in the related Accounts.

                  Unless  otherwise  specified in the applicable  Series  Supplement,  it is understood and agreed that payments in the nature of prepayment  or  redemption  penalties,  late payment  charges or assumption  fees which may be received by the Trustee or any
Administrative  Agent shall be deposited by the Trustee or the  Administrative  Agent, as applicable,  in the  Certificate  Account and shall not be retained by the Trustee or the Administrative Agent for its own account.

                  If, at any time, the Certificate  Account for any Series ceases to be an Eligible  Account,  the Trustee shall within
10 Business Days (or such longer period,  not to exceed 30 calendar days, as to which the Rating Agency  Condition is  met) establish a new  Certificate  Account  meeting  the  conditions  specified  above and  transfer  any cash and any  investments  on  deposit  in the
Certificate Account to such new Certificate  Account,  and from the date such new Certificate  Account is established,  it shall be the
Certificate Account for such Series.

                  (b)      The Trustee shall give notice to the Administrative  Agent, if any, the Trustor and the Rating Agency of the
location of each Eligible Account constituting the Certificate Account and prior to any change thereof.

                  (c)      The  Administrative  Agent,  if any,  shall  instruct  the Trustee as to, or  otherwise  the  Trustee  shall determine,  the appropriate  application of Available Funds with respect to any Distribution  Date for which  application is to be made on any such Distribution Date in accordance with the terms of Section 4.1 and the related Series Supplement.

                  Section 3.10      Investment  of Funds in the  Accounts.  The Trustor (or, if so specified in the  applicable  Series
Supplement,  the  Administrative  Agent),  on behalf of the  Trust,  may  direct  the  Trustee  to direct  any  depository  institution maintaining  the  Certificate  Account or the Reserve  Account,  if any, for the applicable  Series and any other  segregated  Eligible
Account the contents of which are held for the benefit of  Certificateholders  of such Series (each, an "Account") to  invest the funds therein in one or more Permitted  Investments  bearing  interest or sold at a discount,  which shall be held to maturity unless payable on demand and which  funds  shall not be  reinvested  upon the  maturity or demand for  payment of such  Permitted  Investment.  If the
Trustor (or the  Administrative  Agent, if  applicable) does  not provide any investment  directions to the Trustee,  funds held in any
Account will be invested in the Permitted  Investments  specified in clause (ii) of the definition  thereof.  Investments of such funds shall be invested in Permitted  Investments  that will mature so that such funds will be available for distribution on the Distribution
Date on which such amounts are to be applied as  distributions  to  Certificateholders.  In the event  amounts on deposit in an Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall:

                  (x)      consistent with any notice required to be given thereunder,  demand that payment thereon be made on the last day such  Permitted  Investment  may  otherwise  mature

                                                                 -25-

hereunder in an amount equal to the lesser of (1) all amounts then payable  thereunder  and (2) the amount  required to be withdrawn on such date; and
                  (y)      demand same day  payment of all  amounts  due  thereunder  upon a  determination  by the  Trustee  that such
Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in any Account.

                  It is the intent of the Trustee,  any  Administrative  Agent, and the Trustor that each Account shall be a securities account of the Trustee and not an account of the Trustor or the  Administrative  Agent.  Each  Permitted  Investment  that  constitutes investment  property shall be held by the Trustee through a securities  intermediary,  which securities  intermediary  shall agree with the Trustee that (A) such investment  property at all times shall be credited to a securities account of the Trustee,  (B) all property credited to such securities  account shall be treated as a financial asset,  (C) such  securities  intermediary shall treat the Trustee as entitled to exercise the rights that  comprise  each  financial  asset  credited to such  securities  account,  (D) such  securities intermediary  shall  comply with  entitlement  orders  originated  by the Trustee  without the further  consent of any other  person or entity,  (E) such  securities  intermediary shall not agree with any person or entity other than the Trustee to comply with entitlement orders originated by any person or entity other than the Trustee,  (F) such  securities account and all property credited thereto shall not be subject to any lien,  security  interest,  right of set-off,  or encumbrance in favor of such securities  intermediary or anyone claiming through such securities  intermediary  (other than the Trustee),  and (G) such agreement between such securities  intermediary and the  Trustee  shall  be  governed  by the laws of the  State of New  York.  Each  Permitted  Investment  that  does not  constitute investment  property  shall be held by the Trustee in the State of New York.  Each term used in the preceding two sentences and defined in the New York Uniform Commercial Code shall have the meaning set forth in the New York Uniform Commercial Code.

                  Section 3.11      Maintenance of Credit Support.  On the applicable  Closing Date, the Trustee or, if so specified in the applicable Series  Supplement,  the Trustor or the  Administrative  Agent,  shall, to the extent specified in the applicable Series
Supplement,  establish and maintain,  or enter into, as applicable,  in the name of the Trustee,  either as a part of the related Trust or outside it, for the benefit of the  Certificateholders  of the related Series, the Credit Support specified in the applicable Series
Supplement.  To the extent specified in the applicable  Series  Supplement,  the Trustor or the  Administrative  Agent, as the case may be, will make or cause to be made any initial  deposit to the  Certificate  Account or any Reserve Account for the related Series as of the Closing Date.  Unless the Series  Supplement for a given Series  provides  otherwise,  if a Reserve Account exists for such Series, collections with respect to the Underlying  Securities for such Series not distributed to the  Certificateholders  of such Series shall be deposited in the Reserve  Account.  The Reserve  Account,  if any,  will not be a part of or otherwise  includible  in the Trust but will be held for the benefit of the Credit Support Provider.

                  Amounts on deposit in the Reserve Account and amounts available  pursuant to any other Credit Support for such Series shall be applied by the Trustee to make  distributions  of principal of and premium (if any) and  interest on the  Certificates of such
Series as required pursuant to Section 4.1 and the applicable  Series  Supplement to the extent that funds are not otherwise  available for such  purpose.  If  specified  in such Series  Supplement,  immediately  after

                                                                 -26-

each Distribution  Date, amounts on deposit in the Reserve Account for such Series in excess of a specified amount shall be paid to the
Person so specified in such Series Supplement.

                  Section 3.12      Realization Upon Defaulted Underlying Securities.  (a)  If:

                     (i)   default is made in the  payment of any  installment  of interest on any  Underlying  Security  when the same becomes  due and  payable,  and  such  default  continues  unremedied  for the  period  specified  in the  indenture  or other authorizing  document for such  Underlying  Security (or, if no such period is  specified,  three  days) after  receipt by the
         Underlying  Securities  Issuer of notice  thereof  from the  Trustee or receipt by the  Underlying  Securities  Issuer and the
         Trustee of notice thereof from the Holders of Outstanding Certificates representing at least 25% of the Voting Rights; or

                     (ii)  default is made in the payment of the principal of or any  installment  of the  principal of any  Underlying
         Security  when the same  becomes due and  payable,  and such  default  continues  unremedied  for the period  specified in the indenture  or  other  authorizing  document  for  such  Underlying  Security  (or,  if no  such  period  is  specified,  three
         (3) days) after  receipt by the Underlying  Securities  Issuer of notice thereof from the Trustee or receipt by the Underlying
         Securities  Issuer and the Trustee of notice thereof from the Holders of Outstanding  Certificates  representing  at least 25%
         of the Voting Rights;

and the Underlying  Securities Issuer shall, upon demand of the Trustee,  fail to pay forthwith to the Trustee,  for the benefit of the
Holders,  the whole amount then due and payable on such  Underlying  Securities  for  principal  and  interest,  with interest upon the overdue  principal,  at the rate borne by the Underlying  Securities and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of  collection,  including the reasonable  compensation,  expenses,  disbursements  and advances of the
Trustee and its agents and counsel,  to the extent  permitted by law (such event, an "Issuer Payment  Default"),  then the Trustee,  in its own name and as trustee of an express  trust,  subject to provision  being made for  indemnification  against  costs,  expenses and liabilities in a form satisfactory to the Trustee,  shall institute a Proceeding for the collection of the sums so due and unpaid,  and shall  prosecute  such  Proceeding  to judgment or final  decree or  settlement,  and shall  enforce  the same  against the  Underlying
Securities  Issuer or other obligor upon the  Underlying  Securities  and collect in the manner  provided by law out of the property of the Underlying Securities Issuer or other obligor upon the Underlying  Securities wherever situated,  the moneys adjudged or decreed to be payable,  unless otherwise directed by Holders of the Required Percentage – Direction of the Trustee. In connection  therewith,  the
Trustee shall use its best  reasonable  efforts in  accordance  with such normal and  customary  procedures it shall deem  necessary or advisable,  and  shall  have the  power  and  authority,  acting  alone,  to do any and all  things  in  connection  therewith  and the administration of the Trust as it may deem necessary or advisable.

                  (b)      In the event that the  Trustee  receives  money or other  property in respect of the  Underlying  Securities
(other than a scheduled  interest or  principal  payment or the  payment of any  redemption  premium on or with  respect to the earlier redemption of the  Underlying  Securities) as  a result of a payment  default on the  Underlying  Securities or actual notice that such moneys or other property will be paid to the Trustee,  the Trustee shall promptly give notice (as

                                                                 -27-

provided in Section 10.5 hereof) to the Depositary or, if the Certificates are not then held by the Depositary, directly to the Holders of the  Certificates  then  outstanding and unpaid.  Such notice shall state that, not later than thirty (30) days after the receipt of such  moneys or other  property,  the  Trustee  shall  allocate  and  distribute  such  moneys or other  property to the Holders of the
Outstanding  Certificates  then  unpaid,  in  proportion  to the Stated  Amount or Accreted  Amount,  as  applicable,  of each class of
Outstanding Certificates,  together with accrued interest to the date of distribution, if applicable, and within each class pro rata by
Stated Amount.  Property  received,  other than cash,  shall be liquidated by the Trustee in a commercially  reasonable  manner and the proceeds  thereof,  after deduction of all reasonable costs of such  liquidation,  distributed in cash, only to the extent necessary to avoid distribution of fractional securities.

                  (c)      The  Trustee  (or,  if and under the  circumstances  specified  in the  applicable  Series  Supplement,  the
Administrative Agent), on behalf of the  Certificateholders,  shall assert claims under each applicable Credit Support Instrument,  and shall take such reasonable steps, in addition to those described in  Section 3.12(a),  as are necessary to receive payment or to permit recovery thereunder with respect to any defaulted  Underlying  Securities,  subject in all cases to the provisions of Article VI hereof in the case of the Administrative Agent and Article VIII hereof in the case of the Trustee.

                  (d)      Unless  otherwise  provided  in a  Series  Supplement,  if  the  Administrative  Agent  or the  Trustee,  as
applicable,  is unable to obtain full recovery in respect of a defaulted  Underlying Security and any related Credit Support Instrument pursuant to Section 3.12(c),  the Administrative Agent or the Trustee, as applicable,  shall follow or cause to be followed such normal practices  and  procedures  as it deems  necessary  or advisable to realize  upon such  defaulted  Underlying  Security and such Credit
Support  Instrument,  subject  in all  cases to the  provisions  of  Article VI  hereof  in the case of the  Administrative  Agent  and
Article VIII hereof in the case of the Trustee.

                  Section 3.13      Retained  Interest.  The Retained Interest,  if any, in any Underlying  Security shall initially be held by the Person so specified in the related  Series  Supplement as and to the extent  specified in Schedule A thereof.  With respect to each Underlying  Security,  the Retained Interest shall be deducted by the Trustee,  at the written direction of the  Administrative
Agent, if any, or the Trustor from applicable  collections in respect of such Underlying  Security.  Unless  otherwise  provided in the applicable Series  Supplement,  collections in respect of Retained  Interest shall not be deposited in the Certificate  Account for the applicable  Series and shall not  constitute a part of the Trust for such Series,  but shall  instead be  distributed  to the holder of such Retained  Interest,  provided  that the Series  Supplement  for any Series with respect to which there is a Retained  Interest may provide that,  notwithstanding  the terms contained  herein,  commingled  amounts received in respect of assets inclusive of Underlying
Securities and Retained Interest may initially be deposited in a separate and discrete  Eligible Account  established by the Trustee at the  direction  of the  Administrative  Agent,  if any,  or the Trustor and such Series  Supplement  may provide for  additional  terms relating thereto.  Unless otherwise  provided in the applicable Series  Supplement,  after deduction of all applicable fees as provided for in this  Agreement,  on each  Distribution  Date the  Trustee  shall  allocate  on a pari passu  basis any  partial  recovery on an
Underlying Security between (a) the Retained Interest, if any, and (b) distributions to Certificateholders of the applicable Series.

                                                                 -28-

                  Section 3.14      Administrative Agent's Compensation and Reimbursement.
(a)  As  compensation for its activities,  the  Administrative  Agent, if any,  specified in the applicable  Series Supplement shall be entitled to the  Administrative  Fee,  which shall be paid on the dates,  in the  amounts,  under the  circumstances  and in the manner specified in the applicable Series Supplement.

                  (b)      If, and only to the extent,  provided in a Series  Supplement,  the  Administrative  Agent, if any, shall be required to pay from its  compensation  hereunder  or  otherwise  all expenses  incurred in  connection  with the Trust for the related
Series and its administration of the Underlying  Securities for the related Series,  including payment of the fees and disbursements of the Trustee (including the reasonable fees and expenses of its counsel and independent  accountants allocable to such Series),  payment of expenses incurred in connection with distributions and reports to Certificateholders  of such Series,  payment of premiums on Credit
Support  Instruments  related to such Series and other expenses specified in such Series Supplement;  provided,  however,  that neither the  Administrative  Agent, if any, nor the Trustee will be responsible for any federal,  state,  local or foreign income and franchise taxes, if any, and any interest or penalties with respect thereto, assessed on the Trust for such Series.

                  Section 3.15      Statement  as to  Compliance.  (a)  On  or before  noon  (Eastern  Time) on March 15 of each  year, commencing in March 2007, each of the Trustee and the Administrative  Agent, at its own expense,  shall furnish to the Trustor a report assessment of the Trustee's  compliance with the Servicing  Criteria during the immediately  preceding  fiscal year that contains (i) a statement by the Trustee and the  Administrative  Agent of its  responsibility  for assessing  compliance  with the Servicing  Criteria applicable to it, (ii) a  statement  that the Trustee and the  Administrative  Agent used the Servicing  Criteria to assess  compliance with the Relevant  Servicing  Criteria,  (iii) such  Reporting Party's assessment of compliance with the Relevant Servicing Criteria as of and for the period  ending the end of the fiscal year  covered by the Form 10 K required to be filed,  including,  if there has been any material  instance of  noncompliance  with the Relevant  Servicing  Criteria,  a discussion of each such failure and the nature and status  thereof,  and (iv) a  statement that a registered  public  accounting  firm has issued an attestation  report on such Reporting
Party's assessment of compliance with the Relevant  Servicing  Criteria as of and for such period.  Promptly after receipt of each such report,  the Trustor may review each such report and, if applicable,  consult with the Trustee and the  Administrative  Agent as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by the Trustee,  the Administrative  Agent or any
Servicing Participant with which it has entered into a servicing relationship with respect to the Underlying Securities.

                  Each such report shall be addressed to the Trustor and signed by an  authorized  officer of the  applicable  company, and shall  address  each of the  Relevant  Servicing  Criteria  specified  on a  certification  substantially  in the form of Exhibit F attached  to the  applicable  Series  Supplement.  Promptly  after  receipt of each such  report,  (i) the Trustor may review each such report  and,  if  applicable,  consult  with the  Trustee and the  Administrative  Agent as to the nature of any  material  instance of noncompliance  with the  Relevant  Servicing  Criteria  (and each  Servicing  Participant  engaged or  utilized  by the Trustee and the
Administrative  Agent) and (ii) the Trustor  shall  confirm that the  assessments  taken  individually  address the Relevant  Servicing
Criteria  as set forth on the  applicable  Exhibit F attached  to the  applicable  Series  Supplement  and notify the  Trustee  and the
Administrative Agent of any exceptions.  None of the Trustee,  the

                                                                 -29-

Administrative Agent or any Servicing Participant shall be required to cause the delivery of any such assessments until March 15 in any given year so long as it has received written  confirmation  from the Trustor that a Report on Form 10 K is not required to be filed in respect of the Trust for the  preceding  calendar  year.  To the extent  each of the Trustee  and the  Administrative  Agent has actual knowledge of a deficiency  in the  reporting of the Relevant  Servicing  Criteria  (whether  individually  with respect to the Relevant
Servicing  Criteria,  or in the aggregate with respect to the Servicing  Criteria taken as a whole), the Trustee and the Administrative
Agent, as applicable, shall promptly notify the Trustor.

                  In  connection  with the  execution  of each Series  Supplement,  the Trustee and the  Administrative  Agent (and any
Servicing  Participant with which the Trustee or the Administrative  Agent has entered into a servicing  relationship) shall furnish to the Trustor the Relevant Servicing Criteria,  in the form of Exhibit A hereto  appropriately  completed,  which shall be subject to the agreement of the Trustor.

                  No later than the end of each fiscal year for the Trust,  the Trustee and the  Administrative  Agent,  as applicable, shall  notify the  Trustor as to the name of each  Servicing  Participant  utilized  by it, and each such  notice  will  specify  which
Relevant Servicing Criteria will be addressed in the report on assessment of compliance  prepared by such Servicing  Participant.  When each of the Trustee and the  Administrative  Agent,  as  applicable,  submits its  assessments,  it will also at such time  include the assessment (and related attestation pursuant) of each Servicing Participant engaged by it.

                  In the event that the Trustee or the  Administrative  Agent is  terminated  or resigns  pursuant to the terms of this
Agreement  or the  applicable  Series  Supplement,  such party shall  provide,  and cause any  Servicing  Participant  engaged by it or formerly  engaged by it to provide an annual  assessment of compliance  pursuant to this Section  3.15(a),  coupled with an attestation with respect to the period of time that the Trustee and the Administrative  Agent, as applicable,  was subject to this Agreement or the period of time that the Additional Servicer was subject to such other servicing agreement.

                  (b)      Each of the Trustee and the  Administrative  Agent,  as applicable,  shall cause each Servicing  Participant with which it has entered into a relationship with respect to the Underlying  Securities,  to deliver to the Trustor on or before March
15 of each year,  commencing  in March 2007, an Officer's  Certificate  stating,  as to the Trustee and the  Administrative  Agent,  as
applicable,  that (i) a review of such entity's  activities during the preceding  calendar year or portion thereof and of such entity's performance under this Agreement,  or the applicable  servicing agreement in the case of any Additional  Servicer,  has been made under such officer's  supervision and (ii) to the best of such officer's  knowledge,  based on such review, such entity has fulfilled all its obligations  under this Agreement,  in all material respects  throughout such year or portion thereof,  or, if there has been a failure to fulfill any such  obligation in any material  respect,  specifying each such failure known to such officer and the nature and status thereof.  Promptly  after  receipt of each such  Officer's  Certificate,  the  Trustor may review such  Officer's  Certificate  and, if applicable, consult with the Trustee and the Administrative Agent as to the nature of any failures by the Trustee.

                                                                 -30-

                  The  obligations  of the  Trustee  and the  Administrative  Agent  under this  Section  apply to the  Trustee and the
Administrative  Agent,  whether or not the Trustee and  Administrative  Agent is acting as the Trustee  and  Administrative  Agent,  as applicable, at the time such Officer's Certificate is required to be delivered.

                  In the event the Trustee or the Administrative  Agent, as applicable,  is terminated or resigns pursuant to the terms of this  Agreement,  such party shall  provide,  an annual  statement of  compliance  pursuant to this Section 3.15 with respect to the period of time that the Trustee or the Administrative Agent, as applicable, was subject to this Agreement.

                  Section 3.16      Attestation by Independent  Public  Accountants.  (a)  On or before noon (Eastern Time) on March 15 of each year,  commencing in March 2007, each of the Trustee and the  Administrative  Agent, as applicable,  at its own expense,  shall cause, and each of the Trustee and the Administrative  Agent, as applicable,  shall cause each Servicing  Participant with which it has entered into a relationship  with respect to the Underlying  Securities to cause, a registered  public  accounting firm (which may also render other services to the Trustee and the  Administrative  Agent, as applicable,  or the applicable  Servicing  Participant,  as the case may be) and that is a member of the American  Institute of Certified Public  Accountants to furnish a report to the Trustor,  with a copy to the Rating Agencies,  to the effect that (i) it has obtained a representation  regarding  certain matters from the management of such Reporting Party,  which includes an assertion that such Reporting Party has complied with the Relevant  Servicing  Criteria and
(ii) on the basis of an examination  conducted by such firm in accordance with standards for attestation  engagements issued or adopted by the Public Company  Accounting  Oversight Board,  attests to and reports on such Reporting Party's assessment of compliance with the
Relevant  Servicing  Criteria.  In the event that an overall opinion cannot be expressed,  such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Each such  related  accountant's  attestation  report shall be made in accordance  with Rules  1-02(a)(3)  and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. Such report must be available  for general use and not contain  restricted  use  language.  Promptly  after receipt of such report from the Trustee and the
Administrative  Agent,  as  applicable,  the  Trustor  may review the report  and,  if  applicable,  consult  with the  Trustee and the
Administrative  Agent,  as  applicable,  as to the nature of any defaults by the Trustee,  the  Administrative  Agent or any  Servicing
Participant  with which it has entered into a servicing  relationship  with respect to the Underlying  Securities in the fulfillment of any of the Trustee's or the applicable  Servicing  Participant's  obligations  hereunder or under the applicable  servicing  agreement.
The Trustee and the  Administrative  Agent,  as applicable,  shall not be required to cause the delivery of such reports until April 15 in any given year so long as it has  received  written  confirmation  from the Trustor that a Report on Form 10 K is not required to be filed in respect of the Trust for the  preceding  calendar  year.  Each of the Trustee and the  Administrative  Agent,  as  applicable, shall confirm that each  accountants'  attestation  report  submitted  pursuant to this Section  relates to an assessment of compliance that on its face meets the requirements of Section 3.15(a) and notify the Trustor of any exceptions.

                  (b)      For so long as  reports  are  required  to be filed with the  Commission  under the  Exchange  Act (any such reports,  "Exchange Act Reports") with respect to the Trust, the Trustee and the  Administrative  Agent shall indemnify the Trustor and any  Affiliate  that could be  determined  to be a "sponsor" of the Trust  pursuant to Regulation AB and any officer or

                                                                 -31-

employee of the  Trustor  that signs an  Exchange  Act Report and hold them  harmless  against  any and all  claims,  losses,  damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to (i) the breach by the Trustee or the  Administrative  Agent of its  obligations  set forth under  Sections  3.15,  3.16 or Section 6.1 or (ii) any  erroneous,  delinquent  or missed  Exchange Act Reports or other filings required to be filed under the Exchange Act which have  occurred as the result of the  Trustee's  breach of any  obligation  under this
Agreement or the Trustee's negligence or willful misconduct;  provided,  however, that the failure of the Trustee,  through no fault of its own, to deliver  when  required  the  accountants  report  pursuant to Section  3.16(a)  shall not give rise to an  indemnification obligation by the Trustee pursuant to this Section 3.16(b),  unless such failure was due in part to the fault of the Trustee;  provided further,  however,  that such a failure to deliver the  applicable  accountants  report will be deemed to be an event of default by the
Trustee.  Furthermore,  the Trustee  shall have no  liability  under this  Section  3.16(b) for any failure by it to perform any of its obligations  if such failure was caused by a failure of the Trustor to perform any  obligation  required to be performed by the Trustor hereunder that is necessary for the Trustee to be able to perform any such obligation of the Trustee,  including, but not limited to, a failure by the Trustor to perform an obligation required of the Trustor under Section 6.1 hereof.  Notwithstanding the foregoing, in no event shall the Trustee be liable for any consequential,  indirect or punitive damages pursuant to this Section 3.16(b). This indemnity shall survive the termination of this Agreement or the earlier  resignation or removal of the Trustee and the Administrative  Agent, as applicable.

                  (c)      Each of the Trustee and the Administrative  Agent shall reasonably  cooperate with the Trustor in connection with  the  satisfaction  of  the  Trust's  reporting  requirements  under  the  Exchange  Act.  The  parties  hereto  acknowledge  that interpretations  of the  requirements  of  Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the
Commission  or its  staff,  and agree to comply  with  requests  made by the  Trustor,  the  Trustee  and the  Administrative  Agent in
reasonable good faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of Regulation AB.
Each of the Trustee and  Administrative  Agent shall cooperate fully with the Trustor,  as applicable,  to deliver to the Trustor,  the
Trustee or the Administrative  Agent, as applicable (including any of their assignees or designees),  any and all statements,  reports, certifications,  records and any other  information  necessary in the reasonable good faith  determination of the Trustor,  the Trustee and the Administrative  Agent, as applicable,  to permit the Trustor to comply with the provisions of Regulation AB, together with such disclosures relating to the Trustee, as applicable,  or the servicing of the Underlying Securities,  reasonably believed by the Trustor to be necessary in order to effect such  compliance;  provided that such  information  is available to such party without  unreasonable effort or expense and within such  timeframe  as may be  reasonably  required.  The Trustee and the  Administrative  Agent shall have a reasonable period of time to comply with any request made under this  Section 3.16(c)  but in any event, shall, upon reasonable advance request, provide information in sufficient time to allow the Trustor to satisfy any related filing requirements.

                  (d)      Each of the Trustee and the  Administrative  Agent,  as  applicable,  shall (i) upon written  request of the
Trustor,  confirm in writing within five (5) Business Days of receipt of such request that the following is true and correct,  or if it is not true and correct to provide  reasonable  adequate  disclosure of the pertinent  facts, in writing,  to the Trustor of any of the

                                                                 -32-

following,  and (ii) as promptly as practicable  following the Trustee and the Servicing  Participant (in each case on behalf of itself and any of its Servicing  Participants)  obtaining  actual knowledge shall use  commercially  reasonable  efforts to notify the Trustor that any of the  following is not true and correct:  (A) the Trustee and the  Administrative  Agent has not been  terminated as trustee in a commercial mortgage loan  securitization,  either due to a servicing default or to application of a servicing  performance test or trigger, other than as disclosed in the applicable Prospectus  Supplement;  (B) no material noncompliance with the applicable Servicing
Criteria with respect to other securitizations  involving the Trustee and Administrative  Agent, as applicable,  as servicer or trustee has been  disclosed or reported by the Trustee or  Administrative  Agent,  as  applicable,  other than as  disclosed in the  applicable
Prospectus  Supplement;  (C) no material changes to the Trustee's and  Administrative  Agent's,  as applicable,  policies or procedures with respect to the servicing  function or trustee  function it will perform under this Agreement for corporate bonds of a type similar to the  Underlying  Securities  have occurred  during the  three-year  period  immediately  preceding  the Closing Date,  other than as disclosed in the applicable Prospectus  Supplement;  (D) there is no material risk that any aspects of the Trustee's and Administrative
Agent's,  as applicable,  financial  condition  could have a material  impact on the  performance  of the Underlying  Securities or the
Certificates,  other than as disclosed in the applicable  Prospectus  Supplement;  (E) there are no legal or  governmental  proceedings pending  (or known to be  contemplated)  against  the  Trustee or  Administrative  Agent,  as  applicable,  that would be  material  to
Certificateholders  other than as disclosed in the applicable Prospectus Supplement;  and (F) there are no affiliations,  relationships or transactions relating to the Trustee and Administrative  Agent, as applicable,  with respect to the issuance of the Certificates and any party  thereto  identified  by the  Trustor  of a type  described  in Item 1119 of  Regulation  AB other than as  disclosed  in the applicable Prospectus Supplement.

                  (e)      Each of The Trustee and  Administrative  Agent shall  promptly  provide (but in any event at least seven (7)
Business  Days prior to the date a Form 10-D would be required to be filed) any necessary  disclosure  in addition to the  Distribution
Date Statement  that is required to be included on Form 10-D to the extent such  information  relates to such party or its  Affiliates.
In addition,  the Trustor shall provide the Trustee any similar disclosure  relating to the Trustor and its affiliates that the Trustor has actual  knowledge of in connection  with the  preparation  of the Form 10-D;  provided  that the Trustor's  failure to deliver such information  shall not excuse the Trustee from the timely  filing the  applicable  Form 10-D and the Trustee  shall be entitled to deem that the Trustor has no such information in such event.

                  (f)      Each of the parties  acknowledges  and agrees that one of the purposes of this  Agreement  is to  facilitate compliance by the Trustor with the  provisions of Regulation  AB.  Therefore,  each of the parties  agrees that (a) the  obligations of the parties  hereunder  shall be interpreted in such a manner as to accomplish  that purpose,  (b) the parties'  obligations  hereunder will be supplemented and modified as necessary to be consistent with any such amendments,  interpretive advice or guidance,  convention or consensus among active  participants  in the  asset-backed  securities  markets,  advice of counsel,  or otherwise in respect of the requirements  of  Regulation  AB, (c) the parties  shall  comply with  requests  made by the Trustor or the  Administrative  Agent,  as applicable,  for delivery of additional or different  information as the Trustee, the Administrative Agent or the Trustor may determine in good faith is necessary to comply with the  provisions of Regulation  AB, and (d) no amendment of this  Agreement  shall be

                                                                 -33-

required to effect any such  changes in the parties'  obligations  as are  necessary to  accommodate  evolving  interpretations  of the provisions of Regulation AB.

                  (g)      Each of the Trustee and the Administrative  Agent shall execute a reasonable reliance  certificate to enable the Person who signs the reports  mandated by the Exchange Act  (including  any reports  required  under the  Sarbanes-Oxley  Act) (the
"Certifying  Person") on which the Certifying  Person, the entity for which the Certifying Person acts as an officer (if the Certifying
Person  is  an  individual),  and  such  entity's  officers,  directors  and  Affiliates  (collectively  with  the  Certifying  Person,
"Certification  Parties") to rely upon each annual compliance  statement  provided pursuant to Section 3.15 and any accountants  report delivered pursuant to Section 3.16.

                  Section 3.17      Access to Certain  Documentation.  The Trustee and the Administrative  Agent, if any, shall provide to any  federal,  state  or  local  regulatory  authority  that  may  exercise  authority  over  any  Certificateholder  access  to the documentation  regarding the Underlying  Securities required by applicable laws and regulations.  Such access shall be afforded without charge, but only upon reasonable  request and during normal business hours at the offices of the Trustee and  Administrative  Agent, if any,  designated by each of them. In addition,  access to the  documentation  regarding the  Underlying  Securities  related to a given
Series (or Class within such  Series) will  be provided to any  Certificateholder  of such Series (or  Class) upon  reasonable  request during normal business hours at the offices of the Trustee and  Administrative  Agent  designated by each of them at the expense of the
Certificateholder requesting such access.

                  Section 3.18      Duties of the Administrative  Agent.  Notwithstanding  any other provision of this Agreement,  with respect to any Series,  the applicable Series Supplement may provide that any  Administrative  Agent appointed  pursuant to such Series
Supplement shall have no rights and no duties, obligations or liabilities except as provided in such Series Supplement and herein.

                  Section 3.19      Trustor to Furnish  Names and  Addresses of Holders to Trustee.  The Trustor shall furnish or cause to be  furnished  to the  Trustee not more than five days before  each  Distribution  Date,  and at such other times as the Trustee may request in writing,  a list, in such form as the Trustee may reasonably  require,  to the extent such  information is in the possession or control of the Trustor or any of its paying  agents,  of the Holders of  Certificates  as of the close of business on the applicable record date of the Underlying  Securities;  provided,  however, that so long as the Trustee maintains the Certificate Register, no such list shall be required to be furnished.

                  Section 3.20      Preservation  of Information,  Communications  to Holders.  (a) The Trustee shall  preserve,  in as current a form as is reasonably  practicable,  the names and addresses of the Holders of Certificates contained in the most recent list furnished to the Trustee as provided in  Section 3.20  and the names and addresses of Holders of  Certificates  received by the Trustee in its  capacity as  Certificate  registrar.  The Trustee may destroy any list  furnished to it as provided in such  Section 3.20  upon receipt of a new list so furnished.

                                                                 -34-

                  (b)      Holders shall have the right to communicate pursuant to TIA  Section 312(b) with  other Holders with respect to their rights under this Agreement or under the Certificates.

                  (c)      The Trustor, the Trustee and the Certificate registrar shall have the protection of TIA Section 312(c).

                  Section 3.21      Reports by Trustee.  If required by TIA  Section 313(a),  within 60 days after  December 31 of each year, the Trustee shall mail to (i) each Holder as required by TIA  Section 313(c) and  (ii) the Depositor,  a brief report dated as of such date that  complies  with TIA  Section 313(a).  The  Trustee  also  shall  comply  with TIA  Section 313(b).  A copy of any report delivered  pursuant to this Section 3.21  shall, at the time of its mailing to Holders and the Depositor,  be filed by the Trustee with the Commission and each stock exchange,  if any, on which the  Certificates  are listed.  The Depositor shall notify the Trustee if and when the Certificates are listed on any stock exchange.

                                                              ARTICLE IV

                                            DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

                  Section 4.1       Distributions.  On each  Distribution  Date for a given Series of  Certificates,  the Trustee shall apply  funds in the  Certificate  Account  for such  Series in the manner and  priority  set forth in the  Series  Supplement  for such
Series.  Notwithstanding  any other  provisions  in this  Agreement,  the right of the Holder of any  Certificate  to receive  any such distributions  in the manner and priority set forth in the Series  Supplement for such Series and to institute suit for the enforcement of any such payment on or after the date such payment is payable, shall not be impaired without the consent of such Holder.

                  Section 4.2       Reports to Certificateholders.  Unless otherwise specified in the applicable Series Supplement,  on the next Business Day following  each such  Distribution  Date the Trustee or the  Administrative  Agent,  if any, as specified in such
Series  Supplement,  shall  forward or cause to be  forwarded  to the  Trustor,  each  Certificateholder  of such Series and such other
Persons as may be specified in such Series Supplement, a statement setting forth:

                     (i)   the applicable record dates,  accrual dates,  determination  dates for calculating  distributions and actual distribution dates for the distribution period;

                     (ii)  the amount of cash flows received and the sources thereof relating to the distribution on such  Distribution
         Date to  Certificateholders  of each Class of such Series  allocable  to principal  and  premium,  if any, and interest on the
         Certificates of each such Class; and the amount of aggregate unpaid interest accrued as of such Distribution Date;

                     (iii) the  amount of fees,  compensation  and  expenses  accrued  and paid and the party  receiving  such fees and expenses and such other  customary  information as the Trustee and  Administrative  Agent,  as applicable,  deems necessary or desirable,  or that any such  Certificateholder  reasonably requests,  to enable such  Certificateholders to prepare their tax returns;

                                                                 -35-

                     (iv)  the amount of payments  accrued or paid relating to any provider of Credit  Support and the party  receiving such payments;

                     (v)   the amount of excess cash flow or excess spread, if any;

                     (vi)  the original and  thereafter,  the number and the  aggregate  stated  principal  amount and, if  applicable,
         Notional Amount of the Underlying Securities related to such Series at the close of business on such Distribution Date;

                     (vii) the original and thereafter,  the aggregate Stated Amount (or Notional Amount,  if applicable) of each Class of such Series for such Distribution Date;

                     (viii)         in the case of each Class of Floating Rate  Certificates  of such Series,  the respective  Floating
         Pass Through Rate  applicable to each such Class on such  Distribution  Date,  as  calculated  in  accordance  with the method specified in such Certificates and the related Series Supplement;

                     (ix)  [RESERVED]

                     (x)   as to any Series (or any Class within such Series) for which Credit  Support has been  obtained,  the amount or Notional  Amount of coverage of each element of Credit Support (and rating,  if any,  thereof)  included  therein as of the close of business on such Distribution Date;

                     (xi)  the original and thereafter, the number and amount of Underlying Securities for such Distribution Date;

                     (xii) the delinquency and loss information for such distribution period, if applicable;

                     (xiii)         if the Series Supplement provides for Advances,  the aggregate amount of Advances, if any, included in such  distribution,  and the  aggregate  amount  of  unreimbursed  Advances,  if any,  at the  close  of  business  on such
         Distribution Date;

                     (xiv) if the Series  Supplement  provides for  modifications,  extensions or waivers to the Underlying  Securities terms, fees, penalties or payments during the distribution period, descriptions of such material extensions or waivers;

                     (xv)  material breaches of Underlying  Securities  representations or warranties or other transaction covenants of which the Trustee or Administrative Agent has actual notice;

                     (xvi) if the Series  Supplement  provides  for early  amortization,  liquidation  or other  performance  triggers, information  on ratio,  information  relating  to  coverage  or other  tests  used for  determining  any  early  amortization, liquidation or other performance triggers and whether the trigger was met; and

                                                                 -36-

                     (xvii)         if the Series  Supplement  provides  for the  issuance  of  securities  secured  by the  Underlying
         Securities, material information relating to such issuance.

                  In the case of information furnished pursuant to subclauses (ii) and  (iii) above,  the amounts shall be expressed as a Dollar amount (or the equivalent  thereof in any other  Specified  Currency) per  minimum  denomination  of  Certificates or for such other  specified  portion  thereof.  Within a reasonable  period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during each such  calendar year was a  Certificateholder  a statement  containing  the  information  set forth in subclauses  (ii) and  (iii) above,  aggregated  for such calendar year or the  applicable  portion  thereof  during which such person  was a  Certificateholder.  Such  obligation  of the  Trustee  shall  be  deemed  to have  been  satisfied  to the  extent  that substantially  comparable  information  shall be provided by the Trustee  pursuant  to any  requirements  of the Code and the  Treasury
Regulations as are from time to time in effect.

                  Section 4.3       Advances.  (a)  Unless  otherwise specified in the applicable Series Supplement,  an Administrative
Agent appointed  pursuant to the Series  Supplement  shall have no obligation to make Advances (as defined  below) with  respect to the
Underlying  Securities or in favor of the Holders of any Series (or Class within such Series) of  Certificates.  However, as and to the extent provided in the Series  Supplement for a given Series,  and subject to the terms of paragraphs  (b) and (c) of this Section 4.3, on or prior to each Distribution Date, such Administrative  Agent shall advance or cause to be advanced in immediately  available funds to the Trustee for deposit in the  Certificate  Account for such Series an advance  (each,  an  "Advance") in  an amount equal,  unless otherwise  specified in the related Series  Supplement,  to the aggregate of distributions of principal,  premium (if any) and interest due on the Underlying  Securities for such Series (or  Class) during the related  Collection  Period, to the extent remaining unpaid at the time of such Advance.  In satisfaction of its obligation to make such Advances,  the Administrative  Agent shall make such Advances from either  (i) its own funds or  (ii) funds  with  respect to the  Underlying  Securities  for such Series or Class on deposit in the
Certificate Account for such Series, if any, that do not constitute  Available Funds with respect to such Distribution Date;  provided, however,  that, to the extent the  Administrative  Agent shall have made Advances from funds on deposit in the  applicable  Certificate
Account,  the  Administrative  Agent  shall  immediately  deposit  funds  equal to the  aggregate  amount  of such  Advances  into such
Certificate  Account on any  subsequent  Distribution  Date to the extent that amounts on deposit in such  Certificate  Account on such
Distribution  Date are less than the amount of distributions  required to be made on such Distribution Date pursuant to Section 4.1 and the related Series  Supplement.  The  Administrative  Agent may recover Advances from late  collections  received by the Trustee on the applicable  Underlying  Securities,  proceeds from any applicable Credit Support, if any, and Liquidation  Proceeds with respect to the
Underlying  Securities  for such Series or Class,  as specified in the related  Series  Supplement,  as to which any such  unreimbursed
Advance was made.

                  (b)      Notwithstanding  any provision herein to the contrary,  no Advance shall be required to be made hereunder if the  Administrative  Agent  reasonably  believes that it will be unable to recover such Advance from related late  collections,  Credit
Support proceeds,  if any, or Liquidation Proceeds with respect to the applicable Underlying  Securities.  It is further understood and agreed  that the  Administrative  Agent  shall not be  obligated  to make any

                                                                -37-

Advances in respect of reductions in the amount of collections on the Underlying Securities due to bankruptcy  proceedings with respect to the Underlying Securities or the obligors thereof.

                  (c)      Notwithstanding  any provision herein to the contrary,  unless otherwise  provided in the Series  Supplement for a given  Series,  any  Advances  made in  respect  of any  Underlying  Securities  related to such  Series  (or Class  within  such
Series) that are subsequently  deemed by the Administrative  Agent to be nonrecoverable  from related late collections,  Credit Support proceeds,  if any, or Liquidation  Proceeds may be reimbursed to the Administrative Agent through the application of amounts on deposit in the Certificate  Account for such Series  allocable to any of such Underlying  Securities  prior to the  distributions  of interest, premium (if any) and principal with respect to the Certificates of such Series or Class.

                  Section 4.4       Compliance with  Withholding  Requirements.  The Trustee shall request,  and, to the extent that it receives the same pursuant to such request,  be required to deliver all  appropriate tax  certifications  and forms necessary to enable the  Trustee or its agents on behalf of the Trust,  to satisfy  its  obligations  under  this  Agreement  or  determine  its duties and liabilities  with  respect  to any taxes or other  charges  that they may be  required  to pay,  deduct or  withhold  in respect of the
Certificateholders  under any present or future law or  regulation  of the United  States or any present or future law or regulation of any political  subdivision  thereof or taxing authority therein or to comply with any reporting or other  requirements under any law or regulation,  and to pay,  deduct or withhold any such taxes or charges and remit them to the relevant  taxing  authorities  as required under law.  Such  certification  may take the form of a correct,  complete  and executed  U.S.  Internal  Revenue  Service Form W-8BEN,
W-8IMY, or W-9, (or any successors thereto),  including appropriate  attachments,  as applicable,  that identifies the beneficial owner of the  Certificate.  If any withholding tax is imposed on the payment (or  allocations of income) to any  Certificateholder,  such tax shall reduce the amount otherwise  distributable to such Holder.  The Trustee is hereby  authorized and directed to retain from amounts otherwise  distributable  to any  Holder  sufficient  funds for the  payment  of any tax that is  legally  owed by the Trust  (but such authorization  shall not prevent the Trustee from contesting any such tax in appropriate  proceedings  and withholding  payment of such tax, if permitted by law,  pending the outcome of such  proceedings),  or that the Trustee may  otherwise  determine it is obligated to withhold  under  applicable law or regulation.  The amount of any  withholding  tax imposed with respect to any Holder shall be treated as cash  distributed  to such Holder at the time it is withheld by the Trustee and remitted to the  appropriate  taxing  authority.  If there is a  possibility  that  withholding  tax is payable  with  respect to a  distribution,  the Trustee  may in its sole  discretion withhold such amounts in accordance  with this  Section 4.4.  If any Holder wishes to apply for a refund of any such  withholding  tax, the Trustee  shall  reasonably  cooperate  with such Holder in making such claim so long as such Holder agrees to reimburse the Trustee for any  out-of-pocket  expenses  incurred.  The  Trustee  shall use  reasonable  efforts  to give  notice  to each  Holder of any such withholding requirement at least 10 days prior to the date of the payment from which amounts are required to be withheld.

                  Section 4.5       Optional  Exchange.  (a)  The terms and conditions,  if any, upon which  Certificates of any Series
(or Class  within such  Series) may  be exchanged  for a pro rata portion of the  Underlying  Securities  of the related  Trust will be specified in the related  Series  Supplement;  provided  that any right of exchange  shall be  exercisable  only to the extent that the
Trustor provides upon the Trustee's  request an Opinion of Counsel that (i) such  exchange would

                                                                 -38-

not be inconsistent with the Trustor's and the Trust's continued  satisfaction of the applicable  requirements for exemption under Rule
3a-7 (or other  applicable  rule or  exemption)  under the  Investment  Company Act of 1940,  as  amended,  and all  applicable  rules, regulations  and  interpretations  thereunder  and (ii) s such exchange  would not cause the Trust to be taxable as a  corporation  for federal income tax purposes. Such terms may relate to, but are not limited to, the following:

                  (1)      a  requirement  that the  exchanging  Holder  tender to the Trustee  Certificates  of each Class within such
         Series;

                  (2)      a minimum Stated Amount or Notional Amount, as applicable,  with respect to Certificates  being tendered for exchange by a single Holder;

                  (3)      a requirement that the Stated Amount or Notional  Amount,  as applicable,  of each Certificate  tendered for exchange be an integral multiple of an amount specified in such Series Supplement;

                  (4)      specified dates during which a Holder may effect such an exchange (each, an "Optional Exchange Date");

                  (5)      limitations  on the right of an  exchanging  Holder to receive any  benefit  upon  exchange  from any Credit
         Support or Underlying Securities which are not debt securities; and

                  (6)      adjustments  to the value of the proceeds of any exchange  based upon required  prepayment of future expense allocations  and if provided for in the  applicable  Series  Supplement  the  establishment  of a reserve for any  anticipated
         Extraordinary Trust Expenses.

                  (b)      Unless otherwise provided in the applicable Series  Supplement,  no Certificate may be exchanged pursuant to the preceding  paragraph unless the Trustee has received at least 30 days but not more than 45 days prior to an Optional  Exchange Date in accordance with delivery  instructions  specified in the applicable  Series Supplement  (i) such  Certificate with the form entitled
"Option to Elect Exchange" on the reverse thereof duly completed,  or (ii) a telegram,  telex,  facsimile transmission or letter from a member of a national  securities exchange or the National  Association of Securities Dealers,  Inc., the Depositary (in accordance with its  normal  procedures) or  a  commercial  bank or trust  company in the United  States  setting  forth the name of the Holder of such
Certificate,  the Stated Amount or Notional Amount of such  Certificate to be exchanged and the Certificate  number or a description of the  tenor and the terms of such  Certificate,  a  statement  that the  option to elect  exchange  is being  exercised  thereby  and an assurance  that the  Certificate to be exchanged with the form entitled  "Option to Elect  Exchange" on the reverse of the  Certificate duly  completed will be received by such Trustee not later than five Business Days after the date of such  telegram,  telex,  facsimile transmission  or letter,  and such  Certificate  and form duly  completed  must be received by such Trustee by such fifth Business Day.
Any tender of a Certificate  by the Holder  thereof for exchange  shall be  irrevocable.  Unless  otherwise  provided in the applicable
Series  Supplement,  the exchange  option may be exercised  pursuant to this  Section by the Holder of a Certificate  for

                                                                 -39-

less than the  Stated  Amount or  Notional  Amount of such  Certificate  as long as the  Stated  Amount or  Notional  Amount  remaining
Outstanding  after such exchange is an authorized  denomination  and all other  exchange  requirements  set forth in the related Series
Supplement are satisfied. Upon such partial exchange, such Certificate shall be cancelled and a new Certificate or Certificates for the remaining Stated Amount or Notional Amount thereof shall be issued (which, in the case of any Certificate,  shall be in the name of the
Holder of such exchanged Certificate).

                  (c)      Upon the completion of any such Optional  Exchange,  the Trustee shall give prompt written notice thereof to the Rating Agency.

                                                               ARTICLE V

                                                           THE CERTIFICATES

                  Section 5.1       The  Certificates.  The Certificates of any Series (or Class within such  Series) will be issued in fully  registered  form as Certificates  and shall be  substantially  in the form of the exhibits with respect thereto  attached to the applicable  Series  Supplement.  The  aggregate  Stated  Amount or  Notional  Amount of  Certificates  which may be  authenticated  and delivered under this Agreement is unlimited.

                  The  Certificates  may be issued in one or more Series,  each of which  Series may be issued in one or more  Classes, with such further  particular  designations  added or incorporated in such title for the Certificates of any particular Series or Class within such Series as the Board of Directors may  determine.  Each  Certificate  shall bear upon its face the  designation  so selected for the Series and Class to which it  belongs.  All  Certificates  of the same  Series and Class  shall be  identical  in all  respects except  for the  denominations  thereof.  All  Certificates  of all  Classes  within any one  Series at any time  Outstanding  shall be identical  except for  differences  among the  Certificates  of the different  Classes  within such Series  specified in the applicable
Series  Supplement.  Except as otherwise  provided in a Series  Supplement,  all  Certificates of a particular  Series (and all Classes within such  Series) issued  under this Agreement shall be in all respects  equally and ratably entitled to the benefits hereof without preference,  priority or distinction on account of the actual time or times of authentication and delivery,  all in accordance with the terms and provisions of this Agreement.

                  Each Series (and all Classes within such Series) of  Certificates shall be created by a Series Supplement  authorized by the Board of Directors and  establishing  the terms and  provisions of such Series.  The several Series may differ as between Series and any Class may vary as between the other Classes within any given Series in respect of any of the following matters:

                  (1)      designation of such Series and Class;

                  (2)      the dates on which or periods during which the Certificates of such Series and Class may be issued;

                                                                 -40-

                  (3)      the number of Classes,  the maximum Stated Amount or Notional  Amount of Certificates of each Class that may be issued and any priorities or subordination among Classes of a Series with respect to distributions from the Trust;

                  (4)      for each Class of  Certificates,  the Pass  Through  Rate and,  in the case of each Class of  Floating  Rate
         Certificates, the method for calculating such Pass Through Rate;

                  (5)      the terms of the Letter of Credit,  if any, or of the Surety Bond,  if any, or of any other  Credit  Support for the benefit of the Certificateholders of such Series or Class or group of Classes;

                  (6)      the places,  if any, in addition to or instead of the Corporate  Trust Office of the Trustee (in the case of
         Certificates),  where the principal of (and premium,  if any) and  interest on  Certificates of such Series and Class shall be distributable;

                  (7)      the  authorized  denominations  (if  other  than  $100,000  and  integral  multiples  of  $1,000  in  excess thereof) with respect to such Series or Class;

                  (8)      the Collection  Periods,  the Distribution  Dates and the Scheduled Final Distribution Dates for such Series and Class;

                  (9)      the types of  Underlying  Securities  that will be  included in the Trust for such Series and the manner and priorities of allocating  distributions  with respect to collections of principal (and premium,  if any) and interest payments allocable  to such  Underlying  Securities  among  Holders  of  Certificates  of  different  Classes  (including  whether  the
         Certificates of any such Class are to be entitled to receive  principal  distributions  with  disproportionate,  nominal or no interest distributions, or interest distributions with disproportionate,  nominal or no principal distributions,  and, in each case, the applicable terms thereof);

                  (10)     the amount, if any, to be deposited on the Closing Date in the Certificate Account for such Series;

                  (11)     the manner in which the Reserve  Account,  if any,  is to be funded,  the  amount,  if any, to be  deposited therein on the Closing Date and the Requisite Reserve Amount, if any, for such Series or Class;

                  (12)     the terms of any Guaranteed Investment Contract sold as part of the related Trust;

                  (13)     the  provisions,   if  any,  for  the  optional   exchange  of  the  Certificates  of  such  Series  by  the
         Certificateholders  of such Series and the periods within which or the dates on which,  and the terms and conditions on which, such  Certificates  may be exchanged in whole or in part for a pro rata portion of the Underlying  Securities  related to such
         Series;

                                                                 -41-

                  (14)     whether the  Certificates of such Series or Class are to be issued as Discount  Certificates  and the amount of discount with which such Certificates may be issued;

                  (15)     whether the  Certificates of such Series or Class are to be issued in whole or in part in the form of one or more  Global  Securities  and,  in such  case,  the  Depositary  for such  Global  Security  or  Securities  and the terms and conditions,  if any, upon which  interests in such Global  Security or Securities may be exchanged in whole or in part for the individual Certificates represented thereby;

                  (16)     if other than Dollars,  the Currency in which  Certificates  of such Series or Class shall be denominated or in which  distributions of the principal of (and premium,  if any) and interest on such Certificates may be made and any other terms concerning such payment;

                  (17)     if the  principal of (and premium,  if any) or  interest on  Certificates  of such Series or Class are to be distributable,  at the election of the Trustor or a Holder thereof,  in a Currency other than that in which such  Certificates are  denominated  or  distributable  without such election,  the periods within which and the terms and conditions  upon which such  election may be made and the time and the manner of  determining  the  exchange  rate between the Currency in which such
         Certificates  are denominated or  distributable  without such election and the Currency in which such  Certificates  are to be distributed if such election is made;

                  (18)     any additional Administrative Agent Termination Events or representations,  warranties or covenants provided for with respect to Certificates of such Series;

                  (19)     provisions  with respect to the terms for which the  definitions  set forth in  Article I  permit or require further specification in the related Series Supplement, including:

                           (a)      "Accounting Date";

                           (b)      "Accreted Amount";

                           (c)      "Administrative Agent";

                           (d)      "Administrative Fee";

                           (e)      "Available Funds";

                           (f)      "Basic Documents";

                           (g)      "Calculation Agent";

                           (h)      "Call Premium Percentage";

                                                                 -42-

                           (i)      "Closing Date";

                           (j)      "Collection Period";

                           (k)      "Corporate Trust Office";

                           (l)      "Credit Support";

                           (m)      "Credit Support Instrument";

                           (n)      "Credit Support Provider";

                           (o)      "Cut-off Date";

                           (p)      "Depositary";

                           (q)      "Depository Agreement";

                           (r)      "Discount Certificates";

                           (s)      "Distribution Date";

                           (t)      "Event of Default";

                           (u)      "Extraordinary Trust Expense";

                           (v)      "Final Scheduled Distribution Date";

                           (w)      "Fixed Pass Through Rate";

                           (x)      "Floating Pass Through Rate";

                           (y)      "Floating Rate Certificate";

                           (z)      "Global Securities";

                           (aa)     "Guaranteed Investment Contract";

                           (bb)     "Letter of Credit";

                           (cc)     "Limited Guarantor";

                           (dd)     "Limited Guaranty";

                           (ee)     "Notional Amount";

                           (ff)     "Optional Exchange Date";

                           (gg)     "Pass Through Rate";

                                                                 -43-

                           (hh)     "Permitted Investments";

                           (ii)     "Place of Distribution";

                           (jj)     "Purchase Price";

                           (kk)     "Qualified Substitute Underlying Security";

                           (ll)     "Rating Agency";

                           (mm)     "Rating Agency Condition";

                           (nn)     "Record Date";

                           (oo)     "Required Interest";

                           (pp)     "Required Premium";

                           (qq)     "Required Principal";

                           (rr)     "Required Percentage";

                           (ss)     "Required Rating";

                           (tt)     "Requisite Reserve Amount";

                           (uu)     "Retained Interest";

                           (vv)     "Scheduled Final Distribution Date";

                           (ww)     "Specified Currency";

                           (xx)     "Surety Bond";

                           (yy)     "Underlying Security Provider";

                           (zz)     "Underlying Security Purchase Agreement";

                           (aaa)    "Underlying Securities";

                           (bbb)    "Underlying Securities Issuer";

                           (ccc)    "Underlying Securities Schedule";

                           (ddd)    "Trust";

                           (eee)    "Trustee";

                           (fff)    "Trust Termination Event";

                                                                 -44-

                           (ggg)    "Voting Rights";

                  (20)     rights and remedies  provided to any Credit  Support  Provider with respect to all or a portion of the Trust for such Series or Class;

                  (21)     any restrictions on the sale and transfer of the  Certificates,  including  restrictions  arising out of the
         Employee Retirement Income Security Act of 1974, as amended, the Code or the Treasury Regulations; and

                  (22)     any other  provisions  expressing or referring to the terms and conditions  upon which the  Certificates  of such Series or Class are to be issued under this Agreement that do not prevent such  Certificates  from receiving the Required
         Rating.

                  In the absence of any  specification  pursuant to this  Section 5.1  with respect to Certificates of any Series,  the
Certificates  of such Series shall be issuable only as  Certificates  in  denominations  of $25 and in integral  multiples  thereof and shall be payable only in Dollars.

                  A different  Trustee and an  Administrative  Agent may be  appointed  by the Trustor for each Series of  Certificates prior to the issuance of such Series  provided  that the Rating  Agency  Condition  is met. If the initial  Trustee is to be other than
U.S. Bank Trust National  Association,  or there is to be an  Administrative  Agent,  then such Series Supplement shall provide for the appointment  of such Trustee or such  Administrative  Agent or both, as  applicable,  of such Series and shall add or change any of the provisions of this Agreement as shall be necessary to provide for or facilitate the  administration  of the trusts hereunder and of the
Underlying  Securities;  it being understood that nothing  contained herein or in such Series  Supplement shall constitute the Trustees for different Series as co-trustees for the same Series or the administrative  agents for different Series as co-administrative  agents for the same  Series,  and that each  Trustee  shall be a  trustee  of a trust or trusts  separate  and apart  from any trust or trusts hereunder of any other  Trustee,  and that each  Administrative  Agent shall be an  administrative  agent of a Trust separate and apart from any other Trust.  Upon final  appointment of any new Trustee or  Administrative  Agent, the Trustee shall provide a notice of such appointment to the Rating Agency not later than 15 days following such appointment.

                  Section 5.2       Execution,  Authentication and Delivery.  (a)  The Certificates shall be executed by the Trustor by its President,  its Treasurer,  one of its Vice Presidents,  or one of its Finance Officers. The signature of any of these officers may be manual or facsimile.

                  Certificates  bearing the manual or facsimile  signature of individuals  who were at any time the proper  officers of the Trustor  shall be binding,  notwithstanding  that such  individuals  or any of them have ceased to hold such  offices  prior to the authentication and delivery of such  Certificates or did not hold such offices at the date of such Certificates.

                  (b)      Each Certificate  shall be dated as of the later of the date specified in the related Series  Supplement and the date of its authentication.

                  (c)      No  Certificate  shall be entitled to any benefit  under this  Agreement or be valid or  obligatory  for any purpose,  unless there appears on such  Certificate a certificate  of  authentication  substantially  in one of the forms  provided for herein  executed  by the  Trustee  by

                                                                 -45-

the manual signature of one of its authorized signatories,  and such certificate upon any Certificate shall be conclusive evidence, and the only evidence,  that such Certificate has been duly  authenticated and delivered  hereunder and is entitled to the benefits of this
Agreement.

                  Section 5.3       Temporary  Certificates.  Pending the  preparation  of  Definitive  Certificates  of any Series (or
Class within such Series),  the Trustor may execute,  and upon receipt of a Trustor Order,  the Trustee shall  authenticate and deliver temporary  Certificates  which  are  printed,  lithographed,  typewritten,  mimeographed  or  otherwise  produced,  in  any  authorized denomination,  substantially of the tenor of the Definitive  Certificates in lieu of which they are issued, in registered form and with such  appropriate  insertions,  omissions,  substitutions  and other  variations as may be authorized by such Trustor  Order.  Any such temporary  Certificate may be in global form,  representing  all or a portion of the Outstanding  Certificates of such Series or Class.
Every such  temporary  Certificate  shall be executed by the Trustor and shall be  authenticated  and delivered by the Trustee upon the same  conditions  and in  substantially  the same  manner,  and with the same  effect,  as the  Definitive  Certificate  or  Definitive
Certificates in lieu of which it is issued.

                  If temporary  Certificates of any Series (or Class within such Series) are  issued, the Trustor will cause Definitive
Certificates  of such  Series  or Class to be  prepared  without  unreasonable  delay  and  (a) after  the  preparation  of  Definitive
Certificates  of such  Series or Class,  the  temporary  Certificates  of such  Series or Class shall be  exchangeable  for  Definitive
Certificates  of such  Series or Class  upon  surrender  of the  temporary  Certificates  of such  Series or Class at the office of the
Trustee in a Place of  Distribution  for such Series or Class,  without  charge to the Holder,  except as  provided in  Section 5.4  in connection with a transfer and (b) upon  surrender for  cancellation  of any one or more temporary  Certificates of any Series or Class within  such  Series the  Trustor  shall  execute and the Trustee  shall  authenticate  and  deliver in  exchange  therefor  Definitive
Certificates  with a like  Stated  Amount or Notional  Amount,  as  applicable,  of the same  Series (or Class  within such  Series) of authorized  denominations  and of like  tenor.  Until so  exchanged,  temporary  Certificates  of any  Series  (or  Class  within  such
Series) shall  in all respects be entitled to the same  benefits  under this  Agreement as  Definitive  Certificates  of such Series or
Class,  except as otherwise  specified in the applicable Series Supplement with respect to the payment of interest on Global Securities in temporary form.

                  Upon any exchange of a portion of a temporary Global Security for a definitive  Global Security or for the individual
Definitive  Certificates  represented  thereby  pursuant to this  Section 5.3 or  Section 5.4,  the temporary  Global Security shall be endorsed by the Trustee to reflect the reduction of the aggregate Stated Amount or Notional Amount, as applicable,  evidenced  thereby, whereupon the aggregate  Stated Amount or Notional  Amount,  as applicable,  of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

                  Section 5.4       Registration;  Registration  of  Transfer  and  Exchange.  The  Trustee  shall  cause  to be kept a register for each Series of Certificates  (the registers  maintained in such office and in any other office or agency of the Trustee in a Place of Distribution being herein sometimes  collectively  referred to as the "Certificate  Register") in which a transfer agent and registrar  (which may be the  Trustee) (the  "Certificate  Registrar") shall  provide  for the  registration  of  Certificates  and the registration  of transfers and exchanges of  Certificates.  The

                                                                 -46-

Trustee is hereby initially appointed Certificate Registrar for the purpose of registering  Certificates and transfers and exchanges of
Certificates as herein  provided;  provided,  however,  that the Trustee may appoint one or more  co-Certificate  Registrars.  Upon any resignation of any Certificate Registrar, the Trustor shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Certificate Registrar.

                  If a Person other than the Trustee is appointed by the Trustor as  Certificate  Registrar,  the Trustor will give the
Trustee prompt written notice of the  appointment of a Certificate  Registrar and of the location,  and any change in the location,  of the  Certificate  Register,  and the Trustee  shall have the right to rely upon a  certificate  executed  on behalf of the  Certificate
Registrar by an Executive  Officer thereof as to the names and addresses of the Holders of the Certificates  and the principal  amounts and numbers of such  Certificates.  Upon surrender for  registration of transfer of any Certificate of any Series (or Class within such
Series) at the office or agency of the Trustee,  if the  requirements  of Section 8-  401(1) of the Uniform  Commercial Code are met to
the Trustor's  satisfaction,  the Trustor shall execute,  and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees,  one or more new Certificates of any authorized denominations,  of a like Series, Class and aggregate Stated
Amount or Notional Amount, as applicable.

                  Notwithstanding  any other  provision of this  Section,  unless and until it is exchanged in whole or in part for the individual  Certificates  represented  thereby,  a Global Security  representing  all or a portion of the  Certificates of a Series (or
Class within such  Series) may  not be  transferred  except as a whole by the  Depositary for such Series or Class to a nominee of such
Depositary or by a nominee of such  Depositary to such  Depositary or another  nominee of such  Depositary or by such Depositary or any such nominee to a successor Depositary for such Series or Class or a nominee of such successor Depositary.

                  At the option of the Holder,  Certificates of any Series (or Class within such Series) (other than a Global Security, except as set forth  below) may be exchanged  for other  Certificates  of the same Series or Class of any  authorized  denomination  or denominations  of like tenor and aggregate Stated Amount or Notional  Amount,  as applicable,  upon surrender of the Certificates to be exchanged  at the office or agency of the Trustee  maintained  for such  purpose.  Whenever any  Certificates  are so  surrendered  for exchange,  the Trustor  shall  execute and the Trustee  shall  authenticate  and deliver the  Certificates  that the Holder  making the exchange is entitled to receive.

                  If at any time the Depositary for the  Certificates  of a Series (or Class within such  Series) notifies  the Trustor that it is  unwilling  or  unable  to  continue  as  Depositary  for the  Certificates  of such  Series  or Class or if at any time the
Depositary for the Certificates of such Series or Class shall no longer be eligible under  Section 5.9(b),  the Trustor shall appoint a successor  Depositary  with respect to the  Certificates  of such Series or Class.  If a successor  Depositary for the  Certificates of such Series or Class is not  appointed by the Trustor  within 90 days after the Trustor  receives  such notice or becomes aware of such ineligibility,  the Trustor's  election  pursuant to Section 5.1  shall no longer be effective with respect to the Certificates of such
Series or Class and the Trustor will execute,  and the Trustee,  upon receipt of a Trustor Order for the authentication and delivery of individual  Certificates of such Series or Class, will authenticate and deliver  individual  Certificates of such Series or Class in an aggregate Stated Amount or Notional Amount, as applicable,  equal to the aggregate Stated

                                                                 -47-

Amount or Notional Amount,  as applicable,  of the Global Security or Securities  representing  Certificates of such Series or Class in exchange for such Global Security or Securities.

                  The Trustor may at any time and in its sole  discretion  determine  that  individual  Certificates  of any Series (or
Class within such  Series) issued  in the form of one or more Global  Securities shall no longer be represented by such Global Security or Securities.  In such event the Trustor shall execute,  and the Trustee,  upon receipt of a Trustor Order for the  authentication and delivery of individual  Certificates of such Series or Class,  shall authenticate and deliver,  individual  Certificates of such Series or Class in an aggregate Stated Amount or Notional Amount,  as applicable,  equal to the aggregate Stated Amount or Notional Amount, as applicable,  of the Global  Security or  Securities  representing  Certificates  of such  Series or Class in  exchange  for such Global
Security or Securities.

                  If  specified  by the Trustor  pursuant to  Section 5.1  with  respect to a Series (or Class  within such  Series) of
Certificates,  the Depositary for such Series may surrender a Global  Security for such Series or Class in exchange in whole or in part for individual Certificates of such Series or Class on such terms as are acceptable to the Trustor and such Depositary.

                  Thereupon,  the Trustor shall execute,  and the Trustee,  upon receipt of a Trustor  Order,  shall  authenticate  and deliver, without service charge,

                     (i)   to each Person  specified by such  Depositary  a new  individual  Certificate  or  Certificates  of the same
         Series or Class,  of any  authorized  denomination  as  requested  by such Person in an  aggregate  Stated  Amount or Notional
         Amount, as applicable, equal to and in exchange for such Person's beneficial interest in the Global Security; and

                     (ii)  to such Depositary a new Global  Security in a denomination  equal to the  difference,  if any,  between the aggregate  Stated Amount or Notional  Amount,  as applicable,  of the  surrendered  Global  Security and the aggregate  Stated
         Amount or Notional Amount, as applicable, of individual Certificates delivered to Holders thereof.

                  In any exchange  provided for in any of the preceding three paragraphs,  the Trustor shall execute,  and the Trustee, upon  receipt  of  a  Trustor  Order,  will  authenticate  and  deliver  individual  Certificates  in  registered  form  in  authorized denominations.  Upon the exchange of a Global  Security for  individual  Certificates,  such Global  Security shall be cancelled by the
Trustee.  Individual  Certificates  issued in exchange for a Global Security  pursuant to this Section 5.4  shall be registered in such names  and in  such  authorized  denominations  as the  Depositary  for  such  Global  Security,  pursuant  to  instructions  from  its
Participants,  any indirect  participants or otherwise,  shall instruct the Trustee. The Trustee shall deliver such Certificates to the
Persons in whose names such Certificates are so registered.

                  All Certificates  issued upon any registration of transfer or exchange of Certificates shall constitute  complete and indefeasible  evidence  of  ownership  in the Trust  related to such  Certificates  and be  entitled  to the same  benefits  under this
Agreement as the Certificates surrendered upon such registration of transfer or exchange.

                                                                 -48-

                  Every  Certificate  presented or surrendered  for  registration  of transfer or exchange shall (if so required by the
Trustor,  the Trustee or the Certificate  Registrar) be  duly endorsed,  or be accompanied by a written  instrument of transfer in form satisfactory  to the Trustor,  the Trustee and the  Certificate  Registrar,  duly executed,  by the Holder thereof or his attorney duly authorized in writing,  with such signature  guaranteed by a brokerage firm or financial  institution  that is a member of a Securities
Approved  Medallion Program such as Securities  Transfer Agents Medallion Program (STAMP),  Stock Exchange  Medallion Program (SEMP) or
New York Stock Exchange Inc.  Medallion Signature Program (MSP).

                  No service charge shall be made to a Holder for any  registration  of transfer or exchange of  Certificates,  but the
Trustor may require  payment of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 5.3 not involving any transfer.

                  Section 5.5       Mutilated,   Destroyed,  Lost  and  Stolen  Certificates.   If  (i) any  mutilated  Certificate  is
surrendered to the Trustee at its Corporate  Trust Office (in the case of  Certificates) or  (ii) the  Trustor and the Trustee  receive evidence to their  satisfaction of the  destruction,  loss or theft of any  Certificate,  and there is delivered to the Trustor and the
Trustee such  security or indemnity  as they may require to hold each of them and any Paying  Agent  harmless,  and neither the Trustor nor the Trustee  receives notice that such  Certificate has been acquired by a bona fide purchaser,  then the Trustor shall execute and the Trustee,  upon receipt of a Trustor  Order,  shall  authenticate  and  deliver,  in exchange for or in lieu of any such  mutilated, destroyed,  lost or stolen  Certificate a new Certificate of the same Series and Class of like tenor, form, terms and principal amount, bearing a number not  contemporaneously  Outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the Trustor may require the payment of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in respect  thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new  Certificate  of any  Series  or Class  issued  pursuant  to this  Section shall  constitute  complete  and indefeasible  evidence of  ownership in the Trust  related to such Series,  whether or not the  destroyed,  lost or stolen  Certificate shall be at any time  enforceable by anyone,  and shall be entitled to all the benefits of this Agreement  equally and  proportionately with any and all other  Certificates of that Series or Class duly issued  hereunder.  The provisions of this Section are  exclusive and shall  preclude  (to the extent  lawful) all  other  rights and  remedies  with  respect to the  replacement  or payment of  mutilated, destroyed, lost or stolen Certificates.

                  Section 5.6       Distribution  of Interest;  Interest Rights  Preserved.  (a)  Interest  on any Certificate  that is payable and is punctually  paid or duly provided for on any  Distribution  Date shall be  distributed  to the Person in whose name such
Certificate  (or  one  or  more  Predecessor  Certificates) is  registered  at  the  close  of  business  on the  related  Record  Date notwithstanding  the  cancellation  of such  Certificate  upon any transfer or exchange  subsequent  to such related  Record Date.  The distribution  of interest on  Certificates  shall be made at the  Corporate  Trust Office  (except as otherwise  specified  pursuant to
Section 5.1) or,  at the option of the Trustee,  by check mailed to the address of the Person  entitled  thereto as such address  shall

                                                                 -49-

appear in the Certificate  Register or, if provided  pursuant to Section 5.1 and in accordance  with  arrangements  satisfactory to the
Trustee, at the option of the Holder by wire transfer to an account designated by the Holder.

                  (b)      Subject to the foregoing  provisions of this  Section 5.6,  each Certificate  delivered under this Agreement upon transfer of or in exchange for or in lieu of any other Certificate  shall carry the rights to interest accrued and  undistributed, and to accrue, that were carried by such other Certificate.

                  (c)      All  computations  of interest due with respect to any Certificate of any Series or Class within such Series shall be made as specified in the Series Supplement applicable to that particular Series or Class of Certificates.

                  (d)      With respect to any  computations or calculations  to be made under this  Agreement,  the applicable  Series
Supplement and the Certificates,  except as otherwise provided,  (i) all percentages resulting from any calculation of accrued interest will be rounded,  if necessary,  to the nearest  1/100,000 of 1% (.0000001),  with five  one-millionths  of a percentage  point rounded upward,  and  (ii) all  currency  amounts  will be rounded to the nearest one  hundredth  of a unit (with .005 of a unit being  rounded upward).

                  (e)      Notwithstanding  any other  provisions  in this  Agreement,  the right of the Holder of any  Certificate  to receive any of the payments  described above in this  Section 5.6,  and to institute suit for the enforcement of any such payment on or after the date such payment is payable, shall not be impaired without the consent of such Holder.

                  Section 5.7       Persons Deemed  Owners.  The Trustor,  the Trustee and the  Administrative  Agent,  if any, and any
agent of the  Trustor,  the  Trustee  or the  Administrative  Agent,  if any,  may treat the Person in whose  name any  Certificate  is registered  as the owner of such  Certificate  for the purpose of receiving  distributions  of principal of (and  premium,  if any) and
(subject to Section 5.6) interest,  if any, on such Certificate and for all other purposes whatsoever,  whether or not such Certificate be overdue, and neither the Trustor,  the Trustee, the Administrative  Agent, if any, nor any agent of the Trustor, the Trustee nor the
Administrative  Agent, if any, shall be affected by notice to the contrary.  All  distributions  made to any Holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid,  effectual to satisfy and discharge the liability for moneys  distributable upon such Certificate.

                  None of the  Trustor,  the  Trustee,  the  Administrative  Agent,  if any,  or any of  their  agents  will  have  any responsibility  or  liability  for any aspect of the  records  relating to or  distributions  made on account of  beneficial  ownership interests  in a Global  Security or for  maintaining,  supervising  or  reviewing  any records  relating to such  beneficial  ownership interests.  In connection with any notice or other  communication  to be provided to Holders  pursuant to this Agreement by the Trustee with  respect to any consent or other  action to be taken by Holders,  the Trustee  shall  establish a record date for such  consent or other action and in the case of Global  Certificates,  give the Depositary notice of such record date not less than 15 calendar days in advance of such  record  date to the extent  possible.  Such  record  date  shall be the later of thirty  (30) days  prior to the first solicitation  of such  consent or other  action or the date of the most recent  list of Holders  furnished  to the Trustee  pursuant to
Section 3.20 hereof.

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                  Section 5.8       Cancellation.  Unless otherwise  specified  pursuant to Section 5.1 for Certificates of any Series, all  Certificates  surrendered  for  payment,  redemption,  transfer or exchange  shall,  if  surrendered  to any Person other than the
Trustee,  be delivered to the Trustee and shall be promptly  cancelled by it. No Certificates  shall be  authenticated in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement.

                  Section 5.9       Global  Securities.  (a)  If the Series Supplement  pursuant to Section 5.1  provides that a Series
(or Class within such Series) of  Certificates  shall be represented by one or more Global  Securities,  then the Trustor shall execute and the Trustee shall  authenticate  and deliver one or more Global  Securities  that (i) shall  represent an aggregate  initial Stated
Amount or Notional  Amount,  as applicable,  equal to the aggregate  initial Stated Amount or Notional  Amount,  as applicable,  of the
Certificates  of such Series or Class to be represented by such one or more Global  Securities,  (ii) shall be registered,  in the name of the Depositary  for such Global  Security or Securities or the nominee of such  Depositary,  (iii) shall be delivered by the Trustee to such Depositary or pursuant to such  Depositary's  instruction and (iv) shall bear a legend  substantially to the following  effect:
"Unless and until it is exchanged in whole or in part for the individual Certificates  represented hereby, this Global Security may not be  transferred  except as a whole by the  Depositary  to a nominee  of the  Depositary  or by a nominee  of the  Depositary  or by the
Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

                  No Holder of a Certificate of such Series or Class will receive a Definitive  Certificate  representing such Holder's interest in such  Certificate or  Certificates,  except as provided in  Section 5.11.  Unless and until  definitive,  fully  registered
Certificates (the "Definitive Certificates") have been issued to Holders of such Series or Class pursuant to Section 5.11:

                     (i)   the provisions of this Section 5.9 shall be in full force and effect;

                     (ii)  the Certificate  Registrar and the Trustee shall be entitled to deal with the Depositary for all purposes of this Agreement  (including the  distribution of principal of, and premium,  if any, and interest on the  Certificates  and the giving of  instructions or directions  hereunder) as  the sole Holder of the  Certificates of such Series or Class,  and shall have no obligation to the owners of beneficial interests in such Series or Class (collectively, the "Certificate Owners");

                     (iii) to the extent that the provisions of this Section 5.9  conflict with any other provisions of this Agreement, the provisions of this Section 5.9 shall control;

                     (iv)  the rights of Certificate  Owners of such Series or Class shall be exercised only through the Depositary and shall be limited to those  established  by law and  agreements  between  such  Certificate  Owners and the  Depositary  or its
         Participants; and

                     (v)   whenever this Agreement  requires or permits  actions to be taken based upon  instructions  or directions of
         Holders of  Certificates  of such Series or Class  evidencing a specified  percentage of the  aggregate  Voting Rights of such
         Series or Class,

                                                                 -51-

         the  Depositary  shall be deemed to represent such  percentage  only to the extent that it has received  instructions  to such effect from  Certificate  Owners of such Series or Class or Participants in such  Depositary's  system owning or representing, respectively,  such  required  percentage  of the  beneficial  interest  in the  Certificates  of such Series or Class and has delivered such instructions to the Trustee.

                  (b)      Each  Depositary  designated  pursuant to Section 5.1  for a Global Security in registered form must, at the time of its designation and at all times while it serves as such  Depositary,  be a clearing agency  registered  under the Exchange Act and any other applicable statute or regulation.

                  Section 5.10      Notices to  Depositary.  Whenever  a notice or other  communication  to the  Holders of a Series or
Class within such Series  represented by one or more Global  Securities is required under this Agreement,  unless and until  Definitive
Certificates  for such Series or Class shall have been issued to such Certificate  Owners pursuant to  Section 5.11,  the Trustee shall give all such  notices  and  communications  specified  herein  to be  given to  Holders  of the  Certificates  of such  Series  to the
Depositary, and shall have no obligation to the Certificate Owners.

                  Section 5.11      Definitive  Certificates.  If in respect of a Series (or Class within such  Series) represented  by one or more Global  Securities  (i) the  Trustor  advises the Trustee in writing that the  Depositary  is no longer  willing or able to properly  discharge its  responsibilities  with respect to the Certificates of such Series or Class and the Trustor is unable to locate a qualified  successor,  (ii) the  Trustor at its option  advises the Trustee in writing  that it elects to  terminate  the  book-entry system for such Series or Class through the Depositary or (iii) after  the occurrence of an  Administrative  Agent  Termination  Event,
Certificate Owners  representing  beneficial  interests  aggregating at least a majority (or such other Required  Percentage–Definitive
Certificates  that may be specified in a Series  Supplement) of  the Voting Rights of the  Certificates  of such Series or Class advise the  Depositary in writing that the  continuation  of a book-entry  system for such Series or Class through the Depositary is no longer in the best interests of the Certificate  Owners of such Series or Class,  then the Depositary  shall notify all Certificate  Owners or
Participants  in the  Depositary's  system with respect to such Series or Class and the Trustee of the occurrence of any such event and of the availability of Definitive  Certificates  for such Series or Class to Certificate  Owners of such Series or Class requesting the same.  Upon surrender to the Trustee of the Global  Securities of such Series or Class by the  Depositary,  accompanied by registration instructions,  the Trustor shall execute and the Trustee shall  authenticate  the  Definitive  Certificates  of such Series or Class in accordance  with the  instructions  of the Depositary.  None of the Trustor,  the Certificate  Registrar or the Trustee shall be liable for any  delay  in  delivery  of such  instructions  and may  conclusively  rely on,  and  shall  be  protected  in  relying  on,  such instructions.  Upon the issuance of Definitive  Certificates  of such Series or Class,  the Trustee shall  recognize the holders of the
Definitive Certificates of such Series or Class as Holders.

                  Section 5.12      Currency of Distributions in Respect of Certificates.  (a) Except as otherwise  specified  pursuant to  Section 5.1  for  Certificates  of any Series (or Class within such Series),  distributions  of the  principal of (and premium,  if any) and interest on Certificates of such Series or Class will be made in Dollars.

                                                                 -52-

                  (b)      For purposes of any provision of the Agreement where the Holders of Outstanding  Certificates may perform an act that requires that a specified  percentage of the aggregate  Voting Rights of the  Certificates  of all Series perform such act and for purposes of any decision or determination  by the Trustee of amounts due and not distributed for the principal of (and premium,  if any) and  interest on the  Certificates  of all Series in respect of which moneys are to be disbursed  ratably,  the  principal of (and premium, if any) or notional amount of, as applicable,  and interest on the Outstanding  Certificates denominated in a Foreign Currency will be the amount in Dollars based upon exchange  rates,  determined as specified  pursuant to Section 5.1  for  Certificates  of such
Series,  as of the date for  determining  whether the Holders  entitled to perform such act have performed it or as of the date of such decision or determination by the Trustee, as the case may be.

                  (c)      With respect to Certificates of any Series (or Class within such Series),  any decision or  determination to be made  regarding  exchange rates shall be made by an Exchange Rate Agent  appointed by the Trustor;  provided that such Exchange Rate
Agent shall accept such appointment in writing and the terms of such  appointment  shall be acceptable to the Trustee and shall, in the opinion of the  Trustor at the time of such  appointment,  require  such  Exchange  Rate Agent to make such  determination  by a method consistent  with the method  provided  in the  applicable  Series  Supplement  for the making of such  decision or  determination.  All decisions and  determinations  of such Exchange Rate Agent  regarding  exchange rates shall be in its sole discretion and shall, in the absence of manifest  error,  be conclusive for all purposes and  irrevocably  binding upon the Trustor,  the Trustee and all Holders of the Certificates of such Series or Class.

                  (d)      If  distributions  in respect of a Certificate  are required to be made in a Specified  Currency  other than
Dollars and such currency is unavailable  due to the imposition of exchange  controls or other  circumstance  beyond the control of the
Trustee,  the  Administrative  Agent,  if any,  and the Trustor or is no longer used by the  government  of the  country  issuing  such
Specified  Currency  or is no longer  commonly  used for the  settlement  of  transactions  by  public  institutions  of or within  the international  banking  community,  then all distributions in respect of such Certificate shall be made in Dollars until such Specified
Currency is again so used in the manner specified in the related Series Supplement.

                  Section 5.13      Conditions  of  Authentication  and  Delivery  of New Series.  Certificates  of a new Series may be
issued at any time and from time to time after the  execution  and delivery of this  Agreement.  The Trustor  shall execute and deliver
Certificates of such Series to the Trustee and the Trustee shall  authenticate and deliver such  Certificates  upon a Trustor Order and upon delivery by the Trustor to the Trustee of the following:

                  (1)      Board  Resolution.  A Board  Resolution (or action by a Person  authorized by Board  Resolution) authorizing the execution,  authentication  and delivery of the Certificates and specifying the Series, the Classes within such Series and their  respective  Final Scheduled  Distribution  Dates,  priorities as to  distributions  of principal,  premium (if any) and interest,  aggregate  initial  Stated Amounts and Notional  Amounts,  if any, and Pass Through Rates of, if any, each Class of such Series of Certificates to be authenticated and delivered and the method of calculation thereof.

                                                                 -53-

                  (2)      Series  Supplement.  A Series  Supplement  consistent  with the  applicable  provisions  of this  Agreement, accompanied by a Board Resolution (or action by a Person  authorized by Board  Resolution) authorizing  such Series Supplement
         (and, in the case of the first Series to be authenticated and delivered hereunder, authorizing this Agreement).

                  (3)      Certificates of the Trustor.

                           (a)      An Officer's  Certificate  of the  Trustor,  dated as of the Closing  Date,  to the effect that the
                                    Trustor is not in breach of this  Agreement and that the issuance of the  Certificates  applied for will not result in any breach of any of the terms,  conditions,  or provisions  of, or constitute a default under, the Trustor's  Certificate of Incorporation or bylaws,  or any indenture,  mortgage, deed of transfer or other  agreement or  instrument  to which the Trustor is a party or by which it or its  property  is  bound or any  order of any  court or  administrative  agency  entered  in any
                                    Proceeding  to which the Trustor is a party or by which it or its property may be bound or to which it or its property may be subject.

                           (b)      An Officer's Certificate of the Trustor,  dated as of the Closing Date, to the effect that attached thereto  are true and  correct  copies of letters  signed by the Rating  Agency (or other  evidence satisfactory  to the  Trustee) and  confirming  that the related  Certificates  have  received  the
                                    Required Rating.

                  (4)      Requirements  of Series  Supplement.  Such  other  funds,  accounts,  documents,  certificates,  agreements, instruments or opinions as may be required by the terms of the Series Supplement creating such Series.

If all the  Certificates  of a Series are not to be originally  issued at the same time,  then the  documents  required to be delivered pursuant to this  Section 5.13 must be delivered only once, prior to the  authentication  and delivery of the first Certificate of such
Series; provided,  however, that any subsequent Trustor Order to the Trustee to authenticate  Certificates of such Series upon original issuance shall  constitute a  representation  and warranty by the Trustor that, as of the date of such request,  the statements made in the Officer's Certificates delivered pursuant to this Section 5.13 shall be true and correct as if made on such date.

                  Section 5.14      Appointment  of Paying Agent.  The Trustee may appoint one or more paying agents (each,  a "Paying
Agent") with  respect  to the  Certificates  of any  Series.  Any such  Paying  Agent  shall be  authorized  to make  distributions  to
Certificateholders  of such Series from the  Certificate  Account for such Series  pursuant to the provisions of the applicable  Series
Supplement  and shall report the amounts of such  distributions  to the Trustee.  Any Paying  Agent shall have the  revocable  power to withdraw funds from such  Certificate  Account for the purpose of making the  distributions  referred to above.  The Trustee may revoke such power and remove the Paying  Agent if the Trustee  determines  in its sole  discretion  that the Paying Agent shall have failed to perform its  obligations  under this  Agreement  in any  material  respect.  The Paying  Agent

                                                                 -54-

shall initially be the Trustee and any co-paying agent chosen by the Trustor and acceptable to the Trustee,  including,  if and so long as any Series or Class within such Series is listed on the Luxembourg  Stock Exchange and such exchange so requires,  a co-paying agent in  Luxembourg  or another  European  city.  Any Paying  Agent shall be permitted to resign as Paying Agent upon 30 days' notice to the
Trustee.  In the event that the Trustee shall no longer be the Paying Agent, the Trustee shall appoint a successor or additional Paying
Agent.  The Trustee shall cause each successor to act as Paying Agent to execute and deliver to the Trustee an instrument in which such successor or additional  Paying Agent shall agree with the Trustee that (i) it will hold all sums, if any, held by it for  distribution to the Certificateholders in trust for the benefit of the  Certificateholders  entitled thereto until such sums shall be distributed to such Certificateholders and (ii) it will give the Trustee notice of any default by any obligor on the applicable Series of Certificates or on the Underlying  Securities.  The Paying Agent shall return all unclaimed  funds to the Trustee and upon removal shall also return all funds in its  possession to the Trustee.  The  provisions of Sections 8.1, 8.2, 8.3, 8.5 and 8.9 shall apply to the Trustee also in its role as Paying Agent,  for so long as the Trustee shall act as Paying  Agent.  Any reference in this  Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything contained herein to the contrary, the appointment  of a  Paying  Agent  pursuant  to this  Section  5.14  shall  not  release  the  Trustee  from  the  duties,  obligations, responsibilities or liabilities arising under this Agreement other than with respect to funds paid to such Paying Agent.

                  Section 5.15      Authenticating  Agent.  (a)  The  Trustee may appoint one or more  Authenticating  Agents (each, an
"Authenticating  Agent") with  respect to the  Certificates  of any Series which shall be authorized to act on behalf of the Trustee in authenticating  such  Certificates  in  connection  with the  issuance,  delivery  and  registration  of  transfer  or exchange of such
Certificates.  Whenever  reference is made in this  Agreement to the  authentication  of  Certificates  by the Trustee or the Trustee's
certificate of authentication,  such reference shall be deemed to include  authentication on behalf of the Trustee by an Authenticating
Agent and a certificate of authentication  executed on behalf of the Trustee by an  Authenticating  Agent.  Each  Authenticating  Agent
must be acceptable to the Trustor and the  Administrative  Agent, if any.  Notwithstanding  anything  contained herein to the contrary, the appointment of an Authenticating  Agent pursuant to this Section 5.15  shall not release the Trustee from the duties,  obligations, responsibilities or liabilities arising under this Agreement.

                  (b)      Any institution  succeeding to the corporate agency business of any  Authenticating  Agent shall continue to be an  Authenticating  Agent  without  the  execution  or filing of any power or any  further  act on the part of the  Trustee  or such
Authenticating  Agent.  An  Authenticating  Agent may at any time  resign by giving  notice of  resignation  to the  Trustee and to the
Trustor.  The  Trustee  may at any time  terminate  the  agency of an  Authenticating  Agent by giving  notice of  termination  to such
Authenticating  Agent and to the Trustor.  Upon receiving  such a notice of  resignation or upon such a termination,  or in case at any time an Authenticating  Agent shall cease to be acceptable to the Trustee or the Trustor,  the Trustee promptly may appoint a successor
Authenticating  Agent.  Any successor  Authenticating  Agent upon acceptance of its appointment  hereunder shall become vested with all the rights,  powers and duties of its predecessor  hereunder,  with like effect as if originally named as an  Authenticating  Agent. No successor  Authenticating  Agent shall be appointed  unless  acceptable  to the  Administrative  Agent,  if any,  and the Trustor.  The
Trustee  agrees to pay to each

                                                                 -55-

Authenticating Agent from time to time reasonable  compensation for its services under this Section. The provisions of Section 8.1, 8.2 and 8.3 shall be applicable to any Authenticating Agent.

                  (c)      Pursuant to an appointment made under this Section,  the Certificates may have endorsed thereon,  in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                  This is one of the Certificates described in the Trust Agreement and the related Series Supplement.

                                                          _________________________________________________________
                                                          _________________________________________________________
                                                          as Authenticating Agent
                                                          for the Trustee,

                                                          By: _____________________________________________________
                                                              Authorized Signatory

                  Section 5.16      Events of  Default.  If any Event of Default  shall  occur and be  continuing  with  respect to any class of  Certificates,  then, and in each and every case,  the Trustee shall exercise any rights in respect of the related  Underlying
Securities as provided in the applicable Series Supplement.

                  Section 5.17      Control by Holders.  The Holders of Outstanding  Certificates  representing the Required Percentage
– Direction of Trustee shall,  subject to provision being made for  indemnification  against costs,  expenses and liabilities in a form satisfactory  to the  Trustee,  have the right to direct  the time,  method  and place of  conducting  any  Proceeding  for any  remedy available to the Trustee with respect to any Issuer Payment Default; provided, however, that:

                     (i)   such direction shall not be in conflict with any rule of law or with this Agreement;

                     (ii)  subject to Section 8.7,  the Trustee need not take any action that it determines might cause it to incur any liability or might materially adversely affect the rights of any Holders not consenting to such action.

                  Section 5.18      Waiver of Past  Defaults.  The  Holders  of  Outstanding  Certificates  representing  the  Required
Percentage  – Direction  of Trustee may waive any past default and its  consequences  except  (i) an  Issuer  Payment  Default or other default in the payment of principal of or interest on any of the  Certificates  or (ii) a default in respect of a covenant or provision hereof  which  cannot be modified or amended  without the consent of the Holder of each  Certificate.  In the case of any such  waiver, the Trustor,  the Trustee and the Holders shall be restored to their

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former positions and rights hereunder,  respectively;  but no such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                                              ARTICLE VI

                                               THE TRUSTOR AND THE ADMINISTRATIVE AGENT

                  Section 6.1       Preparation and Filing of Exchange Act Reports;  Obligations of the Trustor and the  Administrative
Agent.  (a)  The  Administrative  Agent,  if any,  shall be  liable  in  accordance  herewith  only to the  extent  of the  obligations specifically imposed by this Agreement and the related Series Supplement.  The Trustee shall:

                  (1)      on behalf of the Trust,  prepare for  signature by the Trustor and file with the  Commission,  following the execution  thereof  by the  Trustor,  within  the time  period  set forth  below,  copies  of the  annual  reports  and of the information,  documents and other reports (or copies of such portions of any of the foregoing as the  Commission may from time to time by rules and  regulations  prescribe),  if any,  which the Trustor on behalf of the Trust may be required to file with the  Commission  pursuant to  Section 13 or 15(d) of the Exchange Act or otherwise  required by  Regulation AB  (collectively,
         "Reports") with respect to the Trust.

                  (2)      The names of such  Reports and the dates on which they are required to be filed with the  Commission  are as follows:

                           (i)      Form 8-K, in substantially  the form previously  provided by the Trustor to the Trustee,  within 15 calendar days after the Closing Date and each  Distribution  Date,  and within the time advised to the Trustee by the
                  Trustor if the filing of Form 8-K is necessary for any other reason;

                           (ii)     Form 10-D, in substantially the form previously  provided by the Trustor to the Trustee,  within 15 calendar days after each Distribution Date; and

                           (iii)    Form 10-K, in substantially the form previously  provided by the Trustor to the Trustee,  within 90 calendar days after December 31 of each year;

                           (iv)     such other  Reports as the  Trustor  requests  the Trustee to prepare and file from time to time as may be required pursuant to Section 13 or 15(d) of the Exchange Act or as otherwise required by Regulation AB;

                  (3)      receive  from the  Trustor,  within  15 days  after  the  Trustor  is  required  to file  the same  with the
         Commission,  such additional information,  documents and reports with respect to compliance by the Trustor with the conditions and covenants of this  Agreement,  if any, as may be required to be filed with the Commission  from time to time by such rules and regulations;

                  (4)      receive from the Trustor and transmit by mail to all Holders described in TIA Section 313(c),  in the manner and to the extent  provided  therein,  such summaries of

                                                                 -57-

         any information,  documents and reports  required to be filed by the Trustor and received  pursuant to clauses (i) and (ii) of this Section 6.1(a), if any, as may be required by rules and regulations prescribed from time to time by the Commission.

                  The Trustor  acknowledges and agrees that the performance of the Trustee's  obligations  under this Section 6.1 is in part  dependent upon the Trustor  providing  certain of the relevant  information to be included in the applicable  reports in a timely fashion  and upon one or more  officers  of the  Trustor  executing  the  applicable  reports in a timely  manner.  The  Trustor  shall reasonably  cooperate  with the Trustee in connection  with the Trustee's  performance of its  obligations  under this Section 6.1. The
Trustor  shall  designate  the  financial  printer  or other  entity  (the  "Report  Filer")  (which may be the  Trustor)  that will be responsible  for the processing of the applicable  reports and the Trustor shall reimburse the Trustee for the reasonable out of pocket fees of the Financial  Filer;  provided that, to the extent the Trustor fails to designate the Report Filer, the Trustee shall choose a
Financial Filer.  Notwithstanding the immediately  preceding  sentence,  the Trustee shall have no liability for the performance of the
Financial Filer to the extent any failure of the Financial Filer occurs through no fault of the Trustee.

                  (b)      The Trustor shall deliver to the Trustee, not less often than annually,  an Officer's  Certificate signed by an Executive  Officer who is the principal  executive  officer,  principal  financial  officer or principal  accounting  officer of the
Trustor, dated as of the date set forth in the Series Supplement for such year, stating that:

                  (1)      a review of the activities of the Trustor  during such fiscal year and of  performance  under this Agreement has been made under such Executive Officer's  supervision;  and (2) to the best of such Executive Officer's  knowledge,  based on such review,  the Trustor has fulfilled all of its obligations under this Agreement  throughout such year, or, if there has been a default in the fulfillment of any such  obligation,  specifying  each such default known to such Executive  Officer and the  nature  and status  thereof.  A copy of such  certificate  may be  obtained  by any Holder by a request in writing to the
         Trustor addressed to the Corporate Trust Office of the Trustee.

                  (c)      If and only if the Series  Supplement  provides for the pledge of the  Underlying  Securities to the Trustee
(and not merely the transfer,  assignment,  conveyance and sale,  without recourse,  thereof to the Trustee),  on the Closing Date, the
Trustor shall furnish to the Trustee an Opinion of Counsel  either  stating that, in the opinion of such counsel,  such action has been taken  with  respect  to the  recording  and filing of this  Agreement,  any  agreements  supplemental  hereto and any other  requisite documents,  and with respect to the execution and filing of any financing  statements and  continuation  statements as are necessary to perfect and make effective the lien and security  interest of this Agreement and reciting the details of such action,  or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (d)      If and only if the Series  Supplement  provides for the pledge of the  Underlying  Securities to the Trustee
(and not merely the transfer,  assignment,  conveyance and sale, without recourse, thereof to the Trustee), at least annually after the
Closing  Date,  the Trustor  shall  furnish to the Trustee an Opinion of Counsel  either  stating that, in the opinion of such counsel, such action has been taken with  respect to the  recording,  filing,  re-recording  and

                                                                 -58-

refiling of this Agreement,  any agreements supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing  statements and continuation  statements as is necessary to maintain the lien and security  interest created by this  Agreement  and  reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the lien and security interest created by this Agreement.  Such Opinion of Counsel shall also describe the recording,  filing, re-recording and refiling of this Agreement, any agreements supplemental hereto and any other requisite documents and the execution and filing of any financing  statements and continuation  statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Agreement until such date in the following calendar year.

                  (e)      If and only if the Series  Supplement  provides for the pledge of the  Underlying  Securities to the Trustee
(and not merely the transfer, assignment, conveyance and sale, without recourse, thereof to the Trustee),

                     (i)   whenever any property or securities  are to be released from the lien of this  Agreement,  the Trustor shall furnish to the Trustee an Officer's  Certificate of the Trustor  certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such  release) of  the property or securities  proposed to be released and stating  that in the  opinion of such  person the  proposed  release  will not impair the  security  under this  Agreement  in contravention of the provisions hereof.

                     (ii)  whenever  the  Trustor is  required  to  furnish to the  Trustee an  Officer's  Certificate  of the  Trustor
         certifying  or stating the opinion of any  signatory  thereof as to the matters  described  in clause  (i) above,  the Trustor shall also  furnish to the Trustee an  Independent  Certificate  as to the same  matters if the fair value of the  property or securities and of all other  property or securities  released from the lien of this Agreement  since the  commencement  of the then current  calendar year, as set forth in the certificates  required by clause  (i) above and this clause (ii),  equals 10%
         or more of the principal  amount of the Outstanding  Certificates,  but such  certificate need not be furnished in the case of any release of property or  securities  if the fair value  thereof as set forth in the related  Officer's  Certificate  of the
         Trustor is less than $25,000 or less than one percent of the then principal amount of the Outstanding Certificates.

                     (iii) prior  to the  deposit  with  the  Trustee  of any  securities  that  are  to be  made  the  basis  for  the authentication  and delivery of  Certificates,  the withdrawal of cash  constituting a part of the trust estate or the release of any property or  securities  subject to the lien of this  Agreement,  the Trustor shall furnish to the Trustee an Officer's
         Certificate  of the Trustor  certifying or stating the opinion of each person  signing such  certificate  as to the fair value
         (within 90 days of such deposit) to the Trustor of the securities to be so deposited.

                     (iv)  whenever  the  Trustor is  required  to  furnish to the  Trustee an  Officer's  Certificate  of the  Trustor
         described in clause  (iii) above,  the Trustor  shall also deliver to the Trustee an  Independent  Certificate  as to the same matters,  if the fair value to the Trustor of the  securities  to be so deposited  and of all other such  securities  made the basis of any such withdrawal or release since the  commencement  of the then current fiscal year

                                                                 -59-

         of the Trustor, as set forth in the certificates delivered pursuant to clause (iii) above and this clause (iv), is 10% or more of the principal  amount of the  Outstanding  Certificates,  but such a certificate  need not be furnished with respect to any securities so deposited,  if the fair value thereof to the Trustor as set forth in the related  Officer's  Certificate  of the
         Trustor is less than $25,000 or less than one percent of the principal amount of the Outstanding Certificates.

                     (v)   subject to the  payment of its fees and  expenses  hereunder,  the  Trustee  may,  and when  required by the provisions of this Agreement,  shall,  execute instruments to release property from the lien of this Agreement,  or convey the
         Trustee's  interest  in the  same,  in a manner  and under  circumstances  that are  consistent  with the  provisions  of this
         Agreement.  No party relying upon an instrument  executed by the Trustee in connection  therewith  shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                     (vi)  the  Trustee  shall at such time as there are no  Outstanding  Certificates  and all sums due to the Trustee hereunder have been paid,  release any remaining  portion of the trust estate that secured the  Certificates  from the lien of this Agreement and release to the Trustor or any other Person entitled thereto any funds then included in the trust estate.

                  (f)      Upon any  application  or request by the Trustor to the Trustee to take any action under the  provisions  of this Agreement,  which action is subject to the satisfaction of a condition  precedent  (including any covenants  compliance with which constitutes  a  condition  precedent),  the Trustor  shall  furnish to the  Trustee:  (i) an  Officer's  Certificate  stating  that all conditions  precedent,  if any, provided for in this Agreement relating to the proposed action have been complied with, (ii) an Opinion of Counsel  stating that in the opinion of such counsel all such  conditions  precedent,  if any, have been complied with and (iii) (if required by the TIA) an  Independent  Certificate from a firm of certified public  accountants  meeting the applicable  requirements of the TIA,  except that, in the case of any such  application  or request as to which the  furnishing of such  documents is  specifically required by any provision of this  Agreement,  no additional  certificate  or opinion need be furnished.  Every  certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                     (i)   a  statement  that such  signatory  of such  certificate  or opinion  has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                     (ii)  a brief statement as to the nature and scope of the examination or  investigation  upon which the statements or opinions contained in such certificate or opinion are based;

                     (iii) a statement  that,  in the judgment of each such  signatory,  such  signatory has made such  examination  or investigations  as is necessary to enable such signatory to express an informed  opinion as to whether or not such covenant or condition has been complied with; and

                                                                 -60-

                     (iv)  a statement  as to whether,  in the opinion of each such  signatory,  such  condition  or covenant  has been complied with.

                  (g)      A copy of each 10-K shall be delivered to each Rating Agency promptly after filing.

                  Section 6.2       Merger or Consolidation of the Trustor or the Administrative  Agent.  (a)  Subject to the following paragraph,  the  Trustor  will keep in full  effect  its  existence,  rights  and  franchises  as a  corporation  under the laws of the jurisdiction  of its  incorporation,  and the  Administrative  Agent,  if any,  will keep in full  effect  its  existence,  rights  and franchises under the laws of the jurisdiction of its incorporation or association.  The Trustor and the  Administrative  Agent, if any,
each will obtain and preserve its  qualification to do business as a foreign  corporation or association in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability of this Agreement,  the Certificates or any of the Underlying  Securities and to perform its respective duties under this Agreement.  (b) The Trustor and an Administrative  Agent, if
any, may consolidate or merge with or into any other Person, provided that:

                     (i)   the Person (if other than the Trustor or Administrative  Agent, as  applicable) formed  by or surviving such consolidation or merger shall expressly  assume,  by an agreement  supplemental  hereto executed and delivered to the Trustee, in form  satisfactory  to the Trustee,  the performance or observance of every agreement and covenant of this Agreement on the part of the Trustor or  Administrative  Agent, as applicable,  to be performed or observed,  all as provided herein and in the applicable Series Supplement or Supplements;

                     (ii)  immediately  after giving effect to such  transaction,  no  Administrative  Agent Termination Event or event which with the passage of time or notice or both would become an  Administrative  Agent  Termination Event shall have occurred and be continuing;

                     (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction; and

                     (iv)  the Trustor or  Administrative  Agent,  as  applicable,  shall have  delivered  to the Trustee an  Officer's
         Certificate and an Opinion of Counsel each stating that such  consolidation or merger and such  supplemental  agreement comply with this Article VI and that all conditions  precedent  herein provided for relating to such  transaction  have been complied with.

                  Section 6.3       Limitation  on  Liability  of the  Trustor  and the  Administrative  Agent.  (a)  Unless  otherwise expressly  specified in this  Agreement or a Series  Supplement,  neither the  Administrative  Agent,  if any, nor the Trustor shall be under  any  obligation  to expend or risk its own funds or  otherwise  incur  financial  liability  in the  performance  of its  duties hereunder or under a Series  Supplement  or in the exercise of any of its rights or powers if  reasonable  grounds  exist for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                                                                 -61-

                  (b)      Neither the Trustor,  an  Administrative  Agent,  if any, nor any of the directors,  officers,  employees or agents of the Trustor or such Administrative  Agent shall be under any liability to any Trust or the  Certificateholders  of any Series
for any action taken,  or for  refraining  from the taking of any action,  in good faith pursuant to this  Agreement,  or for errors in judgment;  provided,  however,  that this provision  shall not protect the Trustor,  any such  Administrative  Agent or any such person against any breach of  warranties,  representations  or  covenants  made  herein,  or against any  specific  liability  imposed on such
Administrative Agent pursuant hereto, or against any liability which would otherwise be imposed by reason of willful  misfeasance,  bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

                  Neither the Trustor nor an  Administrative  Agent,  if any, shall be under any obligation to appear in,  prosecute or defend any legal action  unless such action is related to its  respective  duties under this  Agreement  and, in its opinion,  does not involve it in any  expense or  liability;  provided,  however,  that  either of the  Trustor  or such  Administrative  Agent may in its discretion  undertake  any such action  which it may deem  necessary or desirable  with  respect to this  Agreement  and the rights and duties of the parties  hereto and the interests of the  Certificateholders  hereunder.  The legal expenses and costs of such action and any liability resulting (except any loss,  liability or expense incurred by reason of willful  misfeasance,  bad faith or negligence in the  performance of duties  hereunder or by reason of reckless  disregard of obligations  and duties  hereunder) shall  be allocated as specified in the applicable Series Supplement.

                  Section 6.4       Limitation on Resignation of the Administrative  Agent. An Administrative  Agent appointed pursuant to the applicable Series  Supplement shall not resign from the obligations and duties hereby imposed on it except (a) upon  appointment by the  Trustee of a  successor  administrative  agent and  receipt  by the  Trustee of a letter  from the  Rating  Agency  that such a resignation  and appointment  will satisfy the Rating Agency  Condition or (b) upon a  determination  that its duties  hereunder are no longer  permissible  under  applicable  law. Any such  determination  pursuant to clause (b) of the preceding  sentence  permitting the resignation  of the  Administrative  Agent shall be evidenced by an Opinion of Counsel to such effect  delivered to the Trustee and the
Trustor.  No  resignation of an  Administrative  Agent shall become  effective  until the Trustee or a successor  administrative  agent shall have assumed the Administrative  Agent's  responsibilities,  duties,  liabilities (other than those liabilities  arising prior to the appointment of such successor) and obligations under this Agreement.

                  Section 6.5       Rights of the Trustor in Respect of the  Administrative  Agent. An  Administrative  Agent appointed pursuant to the applicable Series Supplement shall afford the Trustor and the Trustee,  upon reasonable notice,  during normal business hours,  access to all records maintained by the Administrative  Agent in respect of its rights and obligations  hereunder and access to officers of the Administrative  Agent responsible for such obligations.  Upon request,  the  Administrative  Agent shall furnish to the
Trustor and the  Trustee the  Administrative  Agent's  most recent  financial  statements  and such other  information  relating to its capacity to perform its obligations  under this Agreement as the  Administrative  Agent  possesses.  To the extent such  information is not otherwise  available to the public,  the Trustor and the Trustee shall not  disseminate any  information  obtained  pursuant to the preceding two sentences  without the  Administrative  Agent's  written  consent,  except as required  pursuant to this Agreement to the

                                                                 -62-

extent that it is appropriate to do so (i) in working with legal counsel,  auditors,  taxing authorities or other governmental agencies or (ii) pursuant to any law, rule,  regulation,  order,  judgment,  writ,  injunction or decree of any court or governmental  authority having  jurisdiction  over the Trustor,  the Trustee or the Trust. The Trustor may, but is not obligated to, enforce the obligations of the  Administrative  Agent under this  Agreement  and may,  but is not  obligated  to,  perform,  or cause a designee  to perform,  any defaulted  obligation of the Administrative  Agent under this Agreement or exercise the rights of the  Administrative  Agent under this
Agreement;  provided,  however,  that the Administrative  Agent shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Trustor or its designee.  The Trustor shall not have any  responsibility  or liability for any action or failure to act by the  Administrative  Agent and is not obligated to supervise the  performance  of the  Administrative  Agent under this Agreement or otherwise.

                  Section 6.6       Trustor May Purchase  Certificates.  The Trustor may at any time purchase  Certificates in the open market  or  otherwise.  Certificates  so  purchased  by the  Trustor  may,  at the  discretion  of the  Trustor,  be  held  or  resold.
Certificates  beneficially owned by the Trustor will be disregarded for purposes of determining  whether the required percentage of the aggregate Voting Rights has given any request, demand, authorization, direction, notice, consent or waiver hereunder.

                  Section 6.7       The  Administrative  Agent and Other Parties.  The Person serving as an  Administrative  Agent,  if any,  appointed  pursuant to the applicable  Series Supplement may be the Trustor,  the Trustee or an Affiliate of either thereof,  and may have normal business relationships with the Trustor, the Trustee or any Affiliates thereof.

                  Section 6.8       Preferential   Collection  of  Claims   Against   Trustor.   The  Trustee  shall  comply  with  TIA
Section 311(a),  excluding any creditor relationship listed in TIA Section 311(b).  A trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent required by TIA Section 311(a).

                                                              ARTICLE VII

                                                ADMINISTRATIVE AGENT TERMINATION EVENTS

                  Section 7.1       Administrative  Agent Termination Events.  (a)  "Administrative  Agent Termination Event," wherever used herein with respect to any Series of Certificates, means any one of the following events:

                     (i)   a failure  by any  Administrative  Agent  specified  in the  applicable  Series  Supplement  to remit to the
         Trustee,  pursuant to the terms of this  Agreement,  any funds in respect of  collections  on  Underlying  Securities,  Credit
         Support,  if any, and Advances,  if any,  collected by the  Administrative  Agent pursuant to the terms of this Agreement that continues  unremedied  for a period of two days after the date upon which written  notice of such failure,  requiring the same to be remedied,  shall have been given to the  Administrative  Agent by the Trustor or the Trustee (in which case notice shall be provided by telecopy),  or to the Administrative  Agent, the Trustor and the Trustee by the

                                                                 -63-

         Holders of Certificates of such Series representing at least 25% of the aggregate Voting Rights; or

                     (ii)  a failure on the part of any  Administrative  Agent specified in the applicable Series Supplement to observe or  perform  in any  material  respect  any other of the  covenants  or  agreements  on the part of the  Administrative  Agent contained in the  Certificates of such Series or in this Agreement  which  continues  unremedied for a period of 10 days after the  date on which  written  notice  of such  failure,  requiring  the  same to be  remedied,  shall  have  been  given to the
         Administrative  Agent by the  Trustor or the  Trustee,  or to the  Administrative  Agent,  the  Trustor and the Trustee by the
         Holders of Certificates of such Series representing at least 25% of the aggregate Voting Rights; or

                     (iii) a decree or order of a court or agency or supervisory  authority having  jurisdiction in an involuntary case under any present or future  federal or state  bankruptcy,  insolvency or similar law or the  appointment  of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar proceeding, or for the winding up or  liquidation  of its  affairs,  shall have been entered  against the  Administrative  Agent,  if any, specified in the applicable Series  Supplement and such decree or order shall have remained in force  undischarged or unstayed for a period of 30 days; or

                     (iv)  any  Administrative  Agent specified in the applicable Series Supplement shall consent to the appointment of a conservator or receiver or liquidator in any  insolvency,  readjustment  of debt,  marshalling of assets and  liabilities or similar proceedings of or relating to the Administrative Agent or of or relating to all or substantially all its property; or

                     (v)   any Administrative  Agent specified in the applicable Series Supplement shall admit in writing its inability to pay its  debts  generally  as they  become  due,  file a  petition  to  take  advantage  of any  applicable  insolvency  or reorganization  statute,  make an  assignment  for the  benefit  of its  creditors,  or  voluntarily  suspend  payment  of its obligations; or

                     (vi)  if so  specified  in the  related  Series  Supplement,  any  failure of the  Administrative  Agent,  if any, specified  in the  applicable  Series  Supplement  to make any  Advances  required  to be made from its own funds  pursuant to
         Section 4.3 which continues unremedied until twelve o'clock noon New York City time on the Business Day immediately  following the day on which such Advance was required to have been made; or

                     (vii) any additional  Administrative  Agent Termination Event that may be specified with respect to such Series in the related Series Supplement.

Each  Series  Supplement  shall  specify as to each of the  foregoing  clauses  requiring  a vote of Holders of  different  Classes the circumstances and manner in which the aggregate Voting Rights applicable to each such clause shall be calculated.

                                                                 -64-

                  (b)      Unless otherwise  provided in the applicable Series  Supplement and provided an  Administrative  Agent shall have been appointed  pursuant to the applicable Series  Supplement,  so long as an Administrative  Agent Termination Event with respect to the related  Series of  Certificates  shall have  occurred  and be  continuing,  the Trustor or the Trustee  may, and at the written direction of the Holders of Certificates  evidencing not less than the "Required  Percentage – Administrative Agent Termination" of the
aggregate  Voting Rights,  the Trustee  shall,  by notice in writing to such  Administrative  Agent (and to the Trustor if given by the
Trustee or to the Trustee if given by the  Trustor) terminate  all the rights and obligations of the Administrative  Agent specified in the applicable  Series  Supplement in its capacity as  Administrative  Agent with respect to such Series under this  Agreement,  to the extent  permitted by law, and in and to the  Underlying  Securities  relating to such Series  (other than any Retained  Interest of the
Administrative  Agent, if any) and the proceeds thereof. On or after the receipt by such  Administrative  Agent of such written notice, all  authority  and power of the  Administrative  Agent under this  Agreement  relating to such  Series,  whether  with  respect to the
Certificates  (other  than as a Holder of any  Certificate) of  such  Series or the  Underlying  Securities  relating to such Series or otherwise,  shall pass to and be vested in the Trustee pursuant to and under this Section 7.1(b),  and without limitation,  the Trustee is hereby authorized and empowered,  as attorney-in-fact  or otherwise,  to execute and deliver, on behalf of and at the expense of the
Administrative  Agent,  any and all  documents and other  instruments  and to do or  accomplish  all other acts or things  necessary or appropriate  to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement or assignment of such Underlying  Securities and related documents,  or otherwise.  The Administrative Agent, if any, specified in the applicable Series
Supplement  agrees promptly (and in any event not later than ten Business Days  subsequent to such notice) to  provide the Trustee with all  documents  and records  requested by it to enable it to assume the  functions  of the  Administrative  Agent under this  Agreement
relating  to  such  Series,  and  to  cooperate  with  the  Trustee  in  effecting  the  termination  of  the  Administrative   Agent's
responsibilities  and rights under this  Agreement  relating to such  Series,  including  the  transfer  within one Business Day to the
Trustee for  administration  by it of all cash amounts and  investments  which shall at the time be or should have been credited by the
Administrative  Agent to the  Certificate  Account  relating to such Series or thereafter  be received with respect to such  Underlying
Securities;  provided,  however, that the Administrative Agent shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such  termination,  whether in respect of Advances or otherwise,  and shall continue to be entitled to the benefits of Section 6.3 notwithstanding any such termination.

                  Section 7.2       Trustee to Act;  Appointment of Successor.  On and after the time an Administrative  Agent, if any, specified in the applicable  Series  Supplement  receives a notice of  termination  pursuant to  Section 7.1,  the Trustee shall be the successor in all respects to the  Administrative  Agent in its capacity as Administrative  Agent under this Agreement or the applicable
Series  Supplement and the transactions set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities  relating thereto and arising thereafter placed on the Administrative  Agent (except for any  representations or warranties of the  Administrative  Agent under this Agreement and except as otherwise  provided herein or in the applicable Series  Supplement) by the terms and provisions  hereof including the  Administrative  Agent's  obligation,  if any, to make Advances pursuant to Section 4.3;
provided,  however,  that if the Trustee is prohibited by law or regulation from obligating  itself to make Advances,  then the Trustee shall not be obligated to make such Advances  pursuant to Section 4.3;  and provided

                                                                 -65-

further,  that any  failure  to  perform  such  duties or  responsibilities  caused by the  Administrative  Agent's  failure to provide information  required  by Section  7.1 shall not be  considered  a default by the  Trustee as  successor  to the  Administrative  Agent hereunder.  As compensation  therefor,  the Trustee shall be entitled to the amounts  relating to the Underlying  Securities of a given
Series to which such  Administrative  Agent would have been  entitled  if the  Administrative  Agent had  continued  to act  hereunder.
Notwithstanding  the above,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Holders of  Certificates  of such Series  evidencing  not less than the Required  Percentage  –  Administrative  Agent  Termination of the
aggregate  Voting Rights,  so request in writing to the Trustee,  promptly  appoint,  or petition a court of competent  jurisdiction to appoint, an Administrative  Agent acceptable to the Rating Agency (such acceptance to be evidenced by satisfaction of the Rating Agency
Condition  with  respect  to such  appointment)  and  having  a net  worth of not  less  than  $15,000,000,  as the  successor  to such
Administrative  Agent under this Agreement  with respect to such Series in the  assumption of all or any part of the  responsibilities, duties or liabilities of such Administrative  Agent under this Agreement with respect to such Series. The Trustee,  the Trustor and any such successor  Administrative  Agent may agree upon the compensation to be paid with respect thereto;  provided,  however,  that in no event shall such compensation be greater than the compensation payable to the Administrative Agent under this Agreement. No appointment of a successor  Administrative Agent under this Agreement shall be effective until the assumption by the successor Administrative Agent of all the  responsibilities,  duties and  liabilities  placed on the  Administrative  Agent  hereunder  and under the  related  Series
Supplement. Pending appointment of a successor Administrative Agent under this Agreement, the Trustee shall act in such capacity as and to the extent hereinabove provided.

                  Section 7.3       Notification  to  Certificateholders.  (a)  Upon any such  termination  pursuant to  Section 7.2 or appointment of a successor  Administrative  Agent,  the Trustee shall give prompt written notice thereof to  Certificateholders  of the affected Series in the manner provided in Section 10.5.

                  (a)      Within 60 days after the occurrence of any  Administrative  Agent  Termination  Event or event which but for the lack of notice or passage of time or both would constitute an  Administrative  Agent  Termination Event with respect to any Series, the Trustee shall  transmit by mail to all  Certificateholders  of such Series  notice of each such  Administrative  Agent  Termination
Event or event which but for lack of notice or passage of time or both would  constitute  an  Administrative  Agent  Termination  Event which is known to the Trustee,  unless such Administrative  Agent Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrative Agent Termination Event shall have been cured or waived.

                  Section 7.4       Waiver of Administrative  Agent  Termination  Events.  Unless otherwise  provided in the applicable
Series Supplement,  the Holders of Certificates of the related Series evidencing not less than the Required  Percentage – Waiver of the aggregate  Voting  Rights  may, on behalf of all  Certificateholders  of such  Series,  (i) if so  provided  in the  applicable  Series
Supplement,  waive compliance by the Trustor, the Trustee or the Administrative  Agent, if any, with certain restrictive  provisions of this Agreement as set forth in such Series  Supplement prior to the time such compliance is required and (ii) waive any  Administrative
Agent  Termination  Event or event which but for lack of notice or passage of time or both would  constitute  an

                                                                 -66-

Administrative Agent Termination Event with respect to such Series;  provided,  however, that an Administrative Agent Termination Event or event  which but for lack of notice or passage of time or both would  constitute  an  Administrative  Agent  Termination  Event with respect to such Series  regarding the failure to distribute,  in accordance  with the terms of this  Agreement,  amounts  received with respect to any  Underlying  Security  or any such  event with  respect to such  Series in respect of a covenant  or  provision  of this
Agreement the  modification  or amendment of which would  require the consent of the Holders of all  outstanding  Certificates  of such
Series, may be waived only by all the  Certificateholders  of such Series. Upon any such waiver of an Administrative  Agent Termination
Event or event which but for lack of notice or passage of time or both would constitute an Administrative  Agent Termination Event with respect to such Series,  such  Administrative  Agent Termination Event or event which but for lack of notice or passage of time or both would constitute an  Administrative  Agent  Termination  Event shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Administrative Agent Termination Event or event which but for lack of notice or passage of time or both would constitute an  Administrative  Agent  Termination  Event or impair any right consequent thereon except to the extent expressly so waived.

                                                             ARTICLE VIII

                                                        CONCERNING THE TRUSTEE

                  Section 8.1       Duties  of  Trustee;  Notice  of  Defaults.  (a)  The  Trustee,  prior  to  the  occurrence  of  an
Administrative  Agent Termination Event or Event of Default with respect to any Series and after the curing of all such  Administrative
Agent  Termination  Events or Events of Default which may have occurred,  undertakes to perform such duties and only such duties as are specifically  set forth in this Agreement and the related Series  Supplement.  During the period an  Administrative  Agent  Termination
Event or Event of Default with respect to any Series shall have  occurred and be  continuing,  the Trustee  shall  exercise such of the rights and powers vested in it by this Agreement,  and shall use the same degree of care and skill in their exercise,  as a prudent man would  exercise or use under the  circumstances  in the conduct of such  person's  own  affairs.  Any  permissive  right of the Trustee enumerated in this Agreement shall not be construed as a duty.

                  (b)      The Trustee,  upon receipt of all  resolutions,  certificates,  statements,  opinions,  reports,  documents, orders or other  instruments  furnished to the Trustee  which are  specifically  required to be furnished  pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the  requirements  of this Agreement.  If any such instrument is found not to conform to the  requirements  of this  Agreement,  the Trustee  shall take action as it deems  appropriate  to have the instrument  corrected,  and if the instrument is not corrected to the Trustee's  satisfaction,  the Trustee will provide notice thereof to the Trustor, Administrative Agent, if any, and Certificateholders.

                  (c)      No  provision  of this  Agreement  shall be  construed  to relieve the Trustee  from  liability  for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                                                                 -67-

                     (i)   prior to the occurrence of an  Administrative  Agent  Termination  Event or Event of Default with respect to any Series,  and after the curing of all such  Administrative  Agent  Termination  Events or Events of Default  which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this Agreement, the Trustee shall not be liable except for the  performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants  or  obligations  shall be read into this  Agreement  against the Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness of the opinions  expressed  therein,  upon any certificates or opinions  furnished to the Trustee that conform to the requirements of this Agreement;

                     (ii)  the Trustee  shall not be  personally  liable for an error of judgment  made in good faith by a  Responsible
         Officer or Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                     (iii) the Trustee  shall not be  personally  liable with  respect to any action  taken,  suffered or omitted to be taken by it in good faith in  accordance  with the direction of Holders of the Required  Percentage –  Direction of Trustee of
         the aggregate Voting Rights of a given Series (or Class or group of Classes within such  Series) relating  to the time, method and place of conducting  any proceeding for any remedy  available to the Trustee,  or exercising any trust or power  conferred upon the Trustee, under this Agreement;

                     (iv)  the Trustee shall not be required to expend or risk its own funds or otherwise incur financial  liability in the  performance  of any of its duties  hereunder  or in the  exercise  of any of its rights or powers if there is  reasonable ground for believing that the repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it, and none of the provisions  contained in this Agreement  shall in any event require the Trustee to perform,  or be responsible for the manner of performance of, any obligations of an  Administrative  Agent, if any,  appointed  pursuant to the  applicable  Series  Supplement,  under this  Agreement  except  during such time,  if any,  as the  Trustee  shall be the successor to, and be vested with the rights,  duties,  powers and  privileges of, such an  Administrative  Agent in accordance with and only to the extent provided in this Agreement;

                     (v)   except for actions  expressly  authorized by this  Agreement,  the Trustee shall take no actions  reasonably likely to impair the  interests of the Trust in any  Underlying  Security now existing or hereafter  acquired or to impair the value of any Underlying Security now existing or hereafter acquired;

                     (vi)  except as expressly  provided in this  Agreement,  the Trustee  shall not engage in any activity  other than those  required or  authorized by the terms of this  Agreement.  In  particular,  after the Closing Date the Trustee shall not purchase or otherwise  acquire any additional  securities,  modify or permit the  modification of any Trust Asset or otherwise vary the  investment  of the  Certificateholders  or incur or modify any  obligations,  (i) except  as  expressly  required or permitted by the terms of this Agreement or (ii) unless  the Trustee  obtains,  at the expense of the  Certificateholders,  an

                                                                 -68-

         Opinion  of  Counsel  to the  effect  that such  acquisition,  incurrence  or  modification  will not cause the Trust  (unless otherwise  indicated in a related  Series  Supplement) to  fail to be  classified  as a grantor  trust for federal  income tax purposes; and

                     (vii) in the event that the Paying Agent or the Certificate  Registrar shall fail to perform any obligation,  duty or agreement in the manner or on the day required to be performed by the Paying Agent or  Certificate  Registrar,  as the case may be, under this Agreement,  the Trustee shall be obligated  promptly upon its knowledge thereof to perform such obligation, duty or agreement in the manner so required.

                  (d)      The Trustee  shall have the legal power to exercise all of the rights,  powers and  privileges of holders of the  Underlying  Securities  in which the  Certificates  evidence an interest.  However,  neither the Trustee  (except as  specifically provided herein or in the TIA) nor the Trustor shall be under any obligation  whatsoever to appear in,  prosecute or defend any action, suit or other proceeding in respect of Underlying Securities or Certificates.

                  (e)      Neither  the  Trustee  nor the  Trustor  shall have any  obligation  on or with  respect  to the  Underlying
Securities,  except as provided in this  Article VIII  with respect to the Trustee;  and their  respective  obligations with respect to
Certificates shall be solely as set forth in this Agreement.

                  (f)      If there is an event of default  (as  defined  in the  indenture  or other  document  pursuant  to which the
Underlying  Securities  were  issued) with  respect to any  Underlying  Security and such default is known to the Trustee,  the Trustee shall promptly give notice to the Depositary  or, if the  Certificates  are  Definitive  Certificates,  directly to Holders  thereof as provided in Section 10.5  hereof (and in the manner and to the extent provided in TIA  Section 313(c)) within  10 days after such event of default  occurs.  Such notice  shall set forth  (i) the  identity of the  Underlying  Securities,  (ii) the  date and nature of such default,  (iii) the face amount of the obligation to which such default relates,  (iv) the  identifying numbers of the Series and Class of Certificates,  or any combination,  as the case may be, evidencing the obligations (or portions  thereof) described  above in clause
(iii), and (v) any other information which the Trustee may deem appropriate.

                  (g)      Holders of Certificates  shall have no recourse  against the Trustor or the Trustee for payment  defaults on the Underlying Securities.

                  Section 8.2       Certain Matters Affecting the Trustee.  (a)  Except as otherwise provided in Section 8.1:

                     (i)   the Trustee may request and rely upon and shall be  protected in acting or  refraining  from acting upon any resolution, Officer's Certificate,  certificate of auditors or any other certificate,  statement, instrument, opinion, report, notice, request,  consent,  order,  appraisal,  bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                     (ii)  the  Trustee  may  consult  with  counsel  and any  written  advice or Opinion of Counsel  shall be full and complete  authorization  and  protection  in respect of any action

                                                                 -69-

         taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

                     (iii) the  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers  vested in it by this
         Agreement or to  institute,  conduct or defend any  litigation  hereunder  or in relation  hereto,  at the  request,  order or direction of any of the  Certificateholders,  pursuant to the  provisions of this  Agreement,  unless such  Certificateholders shall have offered to the Trustee  reasonable  security or indemnity against the costs,  expenses and liabilities which may be incurred therein or thereby;  provided,  however,  that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an  Administrative  Agent  Termination  Event or Event of Default (which has not been cured or waived), to  exercise  such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such person's own affairs;

                     (iv)  the Trustee  shall not be personally  liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                     (v)   prior to the occurrence of an  Administrative  Agent Termination Event hereunder and after the curing of all
         Administrative  Agent  Termination  Events which may have occurred,  the Trustee shall not be bound to make any  investigation into the facts of matters stated in any resolution,  certificate,  statement,  instrument,  opinion,  report, notice, request, consent,  order,  appraisal,  approval,  bond or other paper or document  believed by it to be genuine,  unless  requested  in writing to do so by Holders of the Required  Percentage –  Direction of Trustee of the aggregate Voting Rights of the affected
         Series (or Class or Classes within any such Series),  as specified by the applicable  Series  Supplement;  provided,  however, that if the payment within a reasonable  time to the Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the  opinion of the  Trustee,  not  reasonably  assured to the  Trustee by the security afforded to it by the terms of this Agreement,  the Trustee may require reasonable  indemnity against such expense or liability as a condition to taking any such action;

                     (vi)  the  Trustee  may  execute any of the trusts or powers  hereunder  or perform  any duties  hereunder  either directly or by or through  agents or  attorneys  or a custodian  and shall not be liable for such  persons'  actions if it has selected such persons with reasonable care; and

                     (vii) the Trustee shall not be personally  liable for any loss  resulting from the investment of funds held in any
         Certificate Account or Reserve Account at the direction of an Administrative Agent or the Trustor pursuant to Section 3.10.

                  (b)      All rights of action under this Agreement or under any of the Certificates,  enforceable by the Trustee, may be enforced by it without the  possession of any of the  Certificates  of any Series (or Class within such Series),  or the  production thereof at the trial or

                                                                 -70-

other Proceeding relating thereto,  and any such suit, action or proceeding  instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  Section 8.3       Trustee Not Liable for Recitals in  Certificates or Underlying  Securities.  The Trustee assumes no responsibility  for the correctness of the recitals  contained  herein and in the  Certificates or in any document issued in connection with the sale of the  Certificates  (other  than  the  signature  and  authentication  on the  Certificates).  Except  as set  forth in
Section 8.12,  the Trustee  makes no  representations  or  warranties  as to the validity or  sufficiency  of this  Agreement or of the
Certificates of any Series (other than the signature and authentication on the  Certificates) or  of any Underlying Security or related document.  The Trustee shall not be accountable for the use or application by the Trustor or the  Administrative  Agent, if any, of any
of the Certificates or of the proceeds of such Certificates.

                  Section 8.4       Trustee May Own  Certificates.  The Trustee in its  individual  capacity or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

                  Section 8.5       Trustee's Fees and Expenses;  Indemnification;  Undertaking  for Costs.  (a)  The  Trustee shall be entitled to receive from the Trustor or an affiliate of the Trustor as compensation  for the Trustee's  services  hereunder,  trustee's fees  pursuant to a separate  agreement  between the Trustee and the Trustor,  and shall be  reimbursed  for all  reasonable  expenses, disbursements and advances incurred or made by the Trustee  (including the reasonable  compensation,  disbursements and expenses of its counsel  and other  persons  not  regularly  in its  employ).  The  Trustor  shall  indemnify  and hold  harmless  the  Trustee and its successors,  assigns,  agents  and  servants  against  any  and  all  loss,  liability  or  reasonable  expense  (including  attorney's fees) incurred  by it in connection with the  administration  of this trust and the performance of its duties  thereunder.  The Trustee shall  notify the  Trustor  promptly  of any claim for which it may seek  indemnity.  Failure by the  Trustee to so notify the  Trustor shall not relieve the Trustor of its  obligations  hereunder.  The Trustor  need not  reimburse  any expense or  indemnify  against any loss,  liability  or expense  incurred by the Trustee  through the  Trustee's  own willful  misconduct,  negligence  or bad faith.  The indemnities  contained in this  Section 8.5(a) shall  survive the  resignation or termination of the Trustee or the termination of this
Agreement.

                  (b)      Failure by the Trustor to pay,  reimburse  or  indemnify  the  Trustee  shall not entitle the Trustee to any payment,  reimbursement  or  indemnification  from the Trust, nor shall such failure release the Trustee from the duties it is required to perform  under this  Agreement.  Any unpaid,  unreimbursed  or  unindemnified  amounts shall not be borne by the Trust and shall not constitute a claim against the Trust, but shall be borne by the Trustee in its individual capacity.

                  (c)      All parties to this Agreement agree, and each Holder of any Certificate by such Holder's  acceptance thereof shall be deemed to have agreed,  that any court may in its discretion  require,  in any Proceeding for the  enforcement of any right or remedy under this Agreement,  or in any Proceeding against the Trustee for any action taken,  suffered or omitted by it as Trustee, the filing by any party litigant in such  Proceeding of an  undertaking to pay the costs of such  Proceeding and that such court may in its discretion assess reasonable costs,  including

                                                                 -71-

reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.5(c) shall not apply to:

                     (i)   any Proceeding instituted by the Trustee;

                     (ii)  any  Proceeding  instituted  by any  Holder,  or group of  Holders,  in each case  holding in the  aggregate
         Outstanding Certificates representing more than 10% of the Voting Rights; or

                     (iii) any  Proceeding  instituted by any Holder for the  enforcement of the payment of principal or interest on or after the  respective due dates  expressed in such  Certificate  and in this  Agreement (or, in the case of redemption,  on or after the redemption date).

                  Section 8.6       Eligibility   Requirements   for  Trustee.   (a)  The  Trustee  shall  at  all  times  satisfy  the
requirements  of TIA  Section 310(a).  The Trustee  hereunder  shall at all times be a  corporation  which is not an  Affiliate  of the
Trustor (but may have normal  banking  relationships  with the Trustor or any obligor with respect to the  Underlying  Securities  with respect to such Series of Certificates  and their  respective  Affiliates) organized  and doing business under the laws of any State or the United States,  authorized  under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least
$50,000,000  and subject to  supervision or examination by federal or state  authority.  If such  corporation or association  publishes reports of conditions at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining  authority, then for the purposes of this Section the  combined  capital and surplus of such  corporation or association  shall be deemed to be its combined  capital and surplus as set forth in its most recent report of conditions so published.  Such  corporation or association  (or its parent) must be rated in one of the four highest rating categories by the Rating Agency.

                  (b)      The Trustee  shall comply with  Section 310(b);  provided,  however,  that there shall be excluded  from the operation of TIA  Section 310(b)(1),  any Series Supplement under which other securities are outstanding  evidencing ownership interest in obligations of the Underlying Securities Issuer if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

                  Section 8.7       Resignation  or  Removal  of the  Trustee.  (a)  The  Trustee  may,  with  respect to any Series of
Certificates,  at any time resign and be discharged from any trust hereby created by giving written notice thereof to the Trustor,  the
Administrative  Agent,  if any,  the Rating  Agency  and to all  Certificateholders  of such  Series.  Upon  receiving  such  notice of resignation,  the Trustor  shall  promptly  appoint a successor  trustee for such Series by written  instrument,  in  duplicate,  which instrument shall be delivered to the resigning  Trustee and to the successor  trustee.  A copy of such instrument shall be delivered to such  Certificateholders  and the  Administrative  Agent,  if any, by the  Trustor.  If no such  successor  trustee  shall have been so appointed and have  accepted  appointment  within 30 days after the giving of such notice of  resignation,  the  resigning  Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee for such Series.

                                                                 -72-

                  (b)      If at any time the Trustee shall cease to be eligible in accordance  with the provisions of Section 8.6  and shall fail to resign after written  request  therefor by the Trustor,  or if at any time the Trustee shall become  incapable of acting, or shall be adjudged bankrupt or insolvent,  or a receiver of the Trustee or of its property shall be appointed,  or any public officer shall  take  charge or control of the  Trustee  or of its  property  or affairs  for the  purpose of  rehabilitation,  conservation  or liquidation,  then the  Trustor may remove the Trustee and appoint a  successor  trustee by written  instrument,  in  duplicate,  which instrument  shall be delivered to the Trustee so removed and to the successor  trustee.  A copy of such  instrument  shall be delivered to the Certificateholders and the Administrative Agent, if any, by the Trustor.

                  (c)      The Holders of Certificates of any Series  representing  the Required  Percentage–Removal  of Trustee of the
aggregate  Voting Rights may at any time remove the Trustee and appoint a successor  trustee by written  instrument or instruments,  in triplicate,  signed by such Holders or their  attorneys-in-fact  and duly authorized,  one complete set of which  instruments  shall be delivered to the Trustor,  one complete set to the Trustee so removed and one complete set to the  successor  trustee so  appointed.  A copy of such instrument shall be delivered to the Certificateholders and the Administrative Agent, if any, by the Trustor.

                  (d)      Any  resignation  or removal of the Trustee and  appointment of a successor  trustee  pursuant to any of the provisions of this  Section shall  not become  effective  until  acceptance  of  appointment  by the  successor  trustee as provided in
Section 8.8.  Upon any such  resignation  or  removal,  the  Trustee  shall be  discharged  from all of its  obligations  and duties in connection with this Agreement.

                  Section 8.8       Successor  Trustee.  (a)  Any successor trustee appointed as provided in Section 8.7 shall execute, acknowledge  and deliver to the Trustor  and to its  predecessor  trustee an  instrument  accepting  such  appointment  hereunder,  and thereupon the  resignation  or removal of the  predecessor  trustee  shall become  effective and such  successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor hereunder  (either with respect to a given Series of Certificates  or with respect to all  Certificates  issued under this  Agreement), with the like effect as if originally  named as trustee  herein.  The  predecessor  trustee shall deliver to the successor  trustee all documents and statements held by it hereunder,  and the Trustor and the predecessor  trustee shall execute and deliver such instruments and do such other things as may  reasonably be required for more fully and certainly  vesting and  confirming in the successor  trustee all such rights,  powers,  duties and obligations.  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.6.

                  (b)      Upon  acceptance  of  appointment  by a successor  trustee as provided in this  Section,  the Trustor  shall transmit  notice of the  succession  of such trustee  hereunder to all Holders of  Certificates  and to the Rating Agency in the manner provided in Section 10.5.

                  Section 8.9       Merger or  Consolidation  of Trustee.  Any corporation or association into which the Trustee may be merged or converted or with which it may be  consolidated or any  corporation or association  resulting from any merger,  conversion or consolidation  to which the Trustee shall be a party,  or any  corporation  or  association  succeeding

                                                                 -73-

to the business of the Trustee,  shall be the successor of the Trustee  hereunder,  provided such  corporation or association  shall be eligible under the provisions of Section 8.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 8.10      Appointment of Co-Trustee or Separate Trustee.
(a)  Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal  requirements of any jurisdiction in which any part of the Trust for a given Series may at the time be located,  the Trustor and the Trustee  acting  jointly  shall have the power and shall  execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as co-trustee or co-trustees,  jointly with the Trustee,  or separate trustee or separate trustees,  of all or any part of such Trust, and to vest in such Person or Persons, in such capacity,  such title to such Trust, or any part thereof,  and, subject to the other provisions of this
Section 8.10,  such  powers,  duties,  obligations,  rights and  trusts as the  Trustor  and the  Trustee  may  consider  necessary  or desirable.  If the Trustor shall not have joined in such  appointment  within 15 days after the receipt by it of a request so to do, or in case an  Administrative  Agent  Termination  Event shall have occurred and be continuing,  the Trustee alone shall have the power to make such  appointment.  No co-trustee or separate trustee  hereunder shall be required to meet the terms of eligibility as a successor trustee under  Section 8.6  hereunder and no notice to Holders of  Certificates  of the  appointment  of co-trustee or  co-trustees  or separate trustee or trustees shall be required under Section 8.8  hereof.  Notwithstanding  anything  contained herein to the contrary, the  appointment  of a  co-trustee  pursuant  to this  Section 8.10  shall  not  release  the  Trustee  from the  duties,  obligations, responsibilities or liabilities arising under this Agreement.

                  (b)      In the case of any  appointment  of a co-trustee  or separate  trustee  pursuant to this  Section 8.10,  all rights,  powers,  duties and  obligations  conferred  or imposed upon the Trustee  shall be conferred or imposed upon and  exercised or performed by the Trustee and such separate trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction in which  any  particular  act or acts are to be  performed  by the  Trustee  (whether  as  Trustee  hereunder  or as  successor  to an
Administrative  Agent  hereunder),  the Trustee shall be  incompetent  or  unqualified to perform such act or acts, in which event such rights,  powers,  duties  and  obligations  (including  the  holding  of  title  to such  Trust  or any  portion  thereof  in any  such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  (c)      Any notice,  request or other writing given to the Trustee shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them. Every instrument  appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this  Article VIII.  Each separate  trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this  Agreement,  specifically including every  provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording  protection to, the
Trustee.  Every such instrument shall be filed with the Trustee.

                  (d)      Any separate trustee or co-trustee may, at any time,  constitute the Trustee, its agent or attorney-in-fact, with full power and  authority,  to the extent not prohibited by law, to

                                                                 -74-

do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become  incapable  of acting,  resign or be removed,  all its  estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 8.11      Appointment  of Office or Agency.  As specified in a Series  Supplement,  the Trustee shall appoint an office or agency in the City of New York where the  Certificates  may be surrendered for  registration of transfer or exchange,  and presented  for the final  distribution  with respect  thereto,  and where  notices and demands to or upon the Trustee in respect of the
Certificates of the related Series and this Agreement may be served.

                  Section 8.12      Representations and Warranties of Trustee.  The Trustee represents and warrants that:

                     (i)   the Trustee is duly organized,  validly  existing and in good standing under the laws of its jurisdiction of incorporation or association;

                     (ii)  neither the execution nor the delivery by the Trustee of this Agreement,  nor the  consummation by it of the transactions  contemplated  hereby nor  compliance by it with any of the terms or  provisions  hereof will violate its charter documents or by-laws.

                     (iii) the Trustee has full power,  authority and right to execute,  deliver and perform its duties and obligations as set forth herein and in each Series  Supplement to which it is a party and has taken all necessary  action to authorize the execution, delivery and performance by it of this Agreement; and

                     (iv)  this  Agreement  has been duly executed and delivered by the Trustee and  constitutes  the legal,  valid and binding  obligation of the Trustee,  enforceable in accordance  with its terms,  except as  enforcement  may be limited by the applicable  bankruptcy,  insolvency,  reorganization,  moratorium or similar laws affecting the rights of creditors  generally and general  principles of equity  (regardless  of whether such  enforceability  is considered in a proceeding in equity or at law).

                  Section 8.13      Trustee  to  Act  Only  in  Accordance   With  This  Agreement  or  Pursuant  to   Instructions  of
Certificateholders.  The  Trustee  shall only take such  action or shall  refrain  from taking  such  action  under this  Agreement  as directed pursuant to a specific provision of this Agreement or, if required hereunder, by all the  Certificateholders,  and the Trustee shall not otherwise act in respect of the Trust;  provided,  however, that the Trustee shall not be required to take any such action if it reasonably determines,  or receives, at the expense of the Certificateholders,  an Opinion of Counsel (with copies thereof delivered to the  Certificateholders  and the  Trustor),  that  such  action  (i) is  inconsistent  with the  purpose  of the  Trust set forth in
Section 2.7 or contrary to the terms hereof.

                  Section 8.14      Accounting and Reports to  Certificateholders,  Internal  Revenue  Service and Others.  The Trustee
shall  (a) maintain  the books of the Trust on a calendar year basis on the accrual method of  accounting,  (b) after the close of each calendar year,  deliver to

                                                                 -75-

each Certificateholder, as may be required by the Code and applicable Treasury Regulations or otherwise, such information for such year as may be required to enable each  Certificateholder to prepare its federal income tax returns, (c) as specifically directed in writing by the Trustor, file such tax returns relating to the Trust and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's  characterization as other than an association  taxable as a corporation  for federal  income tax purposes,  (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Subsection 4.4 with respect to income or distributions to Certificateholders.

                  Section 8.15      Signature  on Returns.  Except as required  by law,  the Trustee  shall sign on behalf of the Trust any and all tax returns of the Trust presented to it by the Trustor in final execution form.

                  Section 8.16      Grantor Trust Status.  The Trustee shall perform its duties  hereunder so as to maintain the status of the Trust as a grantor trust under the Grantor Trust  Provisions.  The Trustee shall not knowingly take (or cause the Trust to take)
any action or fail to take (or fail to cause to be taken) any action that, under the Grantor Trust  Provisions,  if taken or not taken, as the case may be, could  adversely  affect the status of the Trust as a grantor  trust under the Grantor Trust  Provisions  (any such adverse effect on grantor trust status,  an "Adverse  Grantor Trust Event"),  unless the Trustee has received an Opinion of Counsel (at the expense of the party  requesting  such action or at the expense of the Trust if the Trustee seeks to take such action or to refrain from taking any action for the benefit of the beneficial  owners of Certificates)  to the effect that the contemplated  action will not result in an Adverse  Grantor Trust Event.  In addition,  prior to taking any action with respect to the Trust, or causing the Trust to take any action,  that is not  expressly  permitted  under the terms of this  Agreement,  the Trustee  shall  consult with counsel with respect to whether  such  action  could  cause an Adverse  Grantor  Trust  Event to occur.  The  Trustee  shall not have any  liability hereunder for any action taken by it in accordance with the written Opinion of Counsel, upon which the Trustee may rely.

                                                              ARTICLE IX

                                                              TERMINATION

                  Section 9.1       Termination  upon  Purchase  or  Liquidation  of All  Underlying  Securities.  (a)  The  respective obligations and  responsibilities  under this Agreement of the Trustor,  the Administrative  Agent, if any, and the Trustee (other than the obligations of any such  Administrative  Agent to provide for and the Trustee to make  distributions to Holders of the Certificates of any given  Series as hereafter  set  forth) shall  terminate  upon the  distribution  to such Holders of all amounts held in all the
Accounts for such Series or by an  Administrative  Agent, if any, and required to be paid to such Holders pursuant to this Agreement on the  Distribution  Date coinciding  with or following the earlier to occur of (i) if and as provided in the Series  Supplement for such
Series,  the purchase by, and at the sole option of, the  Administrative  Agent, if any, as provided in the Series  Supplement for such
Series, of all remaining  Underlying  Securities for such Series in the Trust for such Series on any Distribution  Date,  provided that such option may be exercised only if the aggregate  principal amount of such Underlying

                                                                 -76-

Securities at the time of any such purchase is less than 10% (or such other  percentage as may be specified in such Series  Supplement)
of the aggregate principal amount of all Underlying  Securities  deposited in such Trust as of the applicable Cut-off Date and (ii) the final payment on or other liquidation (which may include redemption or other purchase thereof by the applicable  Underlying  Securities
Issuer) (or any Advance with respect thereto) of the last Underlying Security remaining in the Trust for such Series or the disposition of all property acquired upon foreclosure or liquidation of any such Underlying Security; provided, however, that in no event shall the trust created hereby  continue  beyond the  expiration of 21 years from the death of the last survivor of the  descendants of Joseph P.
Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

                  (b)      The Administrative  Agent shall exercise its option to purchase all the Underlying  Securities  remaining in the Trust  pursuant  to clause  (i) of  Section 9.1(a) not  later than 91 days prior to the  anticipated  date of  purchase of all such
Underlying  Securities,  at a price as may be specified in the applicable Series Supplement;  provided,  however, that such price shall not be less  than  the then  outstanding  aggregate  principal  amount  of such  Underlying  Securities  as  determined  on the date of purchase.  The proceeds of such purchase  will be deposited  into the  Certificate  Account and applied in the same manner and priority that collections on Underlying Securities would be applied as provided in the applicable Series Supplement.

                  (c)      Written notice of any termination shall be provided as set forth in Section 10.5.

                  (d)      Upon  presentation  and  surrender of the  Certificates  by the  Certificateholders  on the Final  Scheduled
Distribution  Date, or the  Distribution  Date coinciding  with or next following the earlier to occur of the occurrences  specified in clauses (i) and (ii) of  Section 9.1(a),  with respect to the applicable  Series of Certificates,  the Trustee shall distribute to each
Holder  presenting and surrendering its Certificates  (i) the amount otherwise  distributable on such  Distribution  Date in accordance with  Section 4.1  in  respect of the  Certificates  so  presented  and  surrendered,  if not in  connection  with the  purchase  by an
Administrative  Agent or the Trustor of all the Underlying  Securities or (ii) as specified in the applicable Series Supplement,  if in connection  with an  Administrative  Agent's  purchase of all the remaining  Underlying  Securities.  Any funds not distributed on such
Distribution  Date shall be set aside and held in trust for the benefit of  Certificateholders  not presenting and  surrendering  their
Certificates  in the  aforesaid  manner,  and  shall be  disposed  of in  accordance  with this  Section 9.1  and  Section 4.1  hereof.
Immediately following the deposit of funds in trust hereunder, the Trust for such Series shall terminate.

                                                               ARTICLE X

                                                       MISCELLANEOUS PROVISIONS

                  Section 10.1      Amendment.  (a)  This  Agreement  may be amended  from time to time by the  Trustor and the Trustee without notice to or the consent of any of the  Certificateholders  for any of the following purposes:  (i) to cure any ambiguity or to correct or supplement any provision  herein which may be defective or  inconsistent  with any other  provision  herein;  (ii) to add or supplement  any Credit  Support for the benefit of any

                                                                 -77-

Certificateholders  (provided that if any such addition  affects any series or class of  Certificateholders  differently that any other series or class of  Certificateholders,  then such  addition will not, as evidenced by an opinion of counsel,  have a material  adverse effect on the  interests  of any  affected  series or class of  Certificateholders);  (iii) to add to the  covenants,  restrictions  or obligations of the Trustor, the Administrative  Agent, if any, or the Trustee for the benefit of the  Certificateholders;  (iv) to add, change or eliminate any other  provisions with respect to matters or questions  arising under this  Agreement,  so long as (x) any such amendment described in (i) through (iv) will not, as evidenced by an opinion of counsel, cause the Trust (unless otherwise specified in a related  Series  Supplement) to fail to qualify as a grantor trust for federal income tax purposes or result in a sale or exchange of any Certificate for tax purposes and (y) the Trustee has received written confirmation from each Rating Agency rating such Certificates that such amendment will not cause such Rating Agency rating such  Certificates  to reduce or withdraw the then current rating thereof;
(v) to comply with any requirements imposed by the Code; (vi) to evidence and provide for the acceptance of appointment  hereunder of a
Trustee other than U.S. Bank Trust National  Association,  as Trustee for a Series of Certificates,  and to add to or change any of the provisions of this Agreement as shall be necessary to provide for or facilitate the  administration of the separate Trusts hereunder by more than one  Trustee,  pursuant to the  requirements  of Section 5.1 hereof;  (vii) to  evidence  and provide for the  acceptance  of appointment  hereunder by a successor  Trustee with  respect to the  Certificates  of one or more Series or to add or change any of the provisions of this Agreement as shall be necessary to provide for or facilitate the  administration of the trusts hereunder;  (viii) to provide for the issuance of a new Series of Certificates  pursuant to a Series Supplement issued hereunder pursuant to Sections 5.1 and
5.13 hereof;  or (ix) at the request of the  Trustor,  to add or modify  provisions  as Trustor  deems  necessary  or  appropriate  for compliance with Regulation AB.

                  (b)      Without  limiting the  generality of the  foregoing,  with respect to any Series this  Agreement may also be modified or amended from time to time by the Trustor and the Trustee with the consent of the Holders of Certificates  representing  the
Required  Percentage –  Amendment of the aggregate Voting Rights of those  Certificates to which such modification or amendment relates for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the  provisions of this  Agreement or of modifying in any manner the rights of the Holders of Certificates;  provided,  however,  that (i) no such amendment shall reduce in any manner the amount of, or defer the timing of, payments  received on Underlying  Securities  which are required to be distributed on any
Certificate  without the unanimous  consent of the Holders of such  Certificates,  and (ii) this  Section 10.1(b) shall  not be amended without the  unanimous  consent of the Holders of all the  Certificates  of such Series;  and provided  further that the Trustor  shall furnish to the Trustee an Opinion of Counsel (unless otherwise indicated in a related Series  Supplement) stating  that, in the opinion of such counsel,  any such amendment  would not affect the  characterization  of the Trust as a "grantor  trust" for federal income tax purposes.  Notwithstanding  any other  provision of this Agreement,  for purposes of the giving or withholding of consents  pursuant to this Section 10.1,  Certificates  registered in the name of the Trustor,  or any Affiliate thereof,  shall be entitled to Voting Rights with respect to matters  affecting  such  Certificates;  and  provided  further  that in the event the Rating  Agency  Condition is not satisfied  with  respect to such  modification  or  amendment,  the  Required  Percentage–  Amendment  shall be increased to require an aggregate percentage of the aggregate Voting Rights in the amount specified in the applicable Series Supplement.

                                                                 -78-

                  (c)      Promptly  after the  execution of any such  amendment or  modification,  the Trustee shall furnish a copy of such amendment or modification  to each  Certificateholder  of the affected  Series or Class and to the Rating Agency.  It shall not be necessary for the consent of  Certificate-holders  under this Section to approve the particular form of any proposed amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining  such consents and of evidencing the authorization  of the  execution  thereof by  Certificateholders  shall be subject to such  reasonable  regulations  as the Trustee may prescribe.

                  Section 10.2      Counterparts.  This Agreement may be executed  simultaneously  in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 10.3      Limitation on Rights of  Certificateholders.  (a)  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust,  nor entitle such  Certificateholder's  legal  representatives  or heirs to claim an  accounting  or to take any action or  proceeding  in any court for a partition  or winding up of the  applicable  Trust,  nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of then.

                  (b)      No  Certificateholder  of a given  Series  shall have any right to vote  (except as  expressly  provided for herein) or in any manner  otherwise  control the operation and management of any Trust, or the  obligations of the parties hereto,  nor shall  anything  herein  set  forth,  or  contained  in  the  terms  of  the  Certificates,  be  construed  so  as  to  constitute  the
Certificateholders  from time to time as partners or members of an association;  nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c)      No  Certificateholder of a given Series shall have any right by virtue of any provision of this Agreement to institute any suit,  action or proceeding in equity or at law upon or under or with respect to this  Agreement,  unless (i) such Holder previously  shall have given to the Trustee a written  notice of breach and of the  continuance  thereof and unless also the Holders of
Certificates of such Series evidencing not less than the Required  Percentage –  Remedies of the aggregate Voting Rights of such Series shall have made written  request upon the Trustee to institute  such action,  suit or proceeding  in its own name as Trustee  hereunder and shall have offered to the Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and liabilities to be incurred  therein or thereby,  and the Trustee,  for 15 days after its receipt of such notice,  request and offer of  indemnity,  shall have  neglected or refused to institute any such action,  suit or  proceeding.  It is understood  and agreed that the Trustee shall not be obligated to make any  investigation  of matters  arising  under this  Agreement or to institute,  conduct or defend any  litigation hereunder or in relation  hereto at the  request,  order or direction of any  Certificateholders  unless such  Certificateholders  have offered to the Trustee the reasonable  indemnity referred to above. It is further  understood and agreed,  and expressly  covenanted by each  Certificateholder of each Series with every other  Certificateholder of such Series and the Trustee,  that no one or more Holders of  Certificates  of such Series shall have any right in any manner  whatever by virtue of any  provision of this  Agreement to affect, disturb  or  prejudice  the rights of the  Holders  of any other of the  Certificates  of such  Series,  or to obtain or seek to obtain priority  over or  preference  to any other such  Holder,  or to enforce any right under this

                                                                 -79-

Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders of such Series.
For the  protection  and  enforcement  of the  provisions of this Section,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 10.4      Governing  Law. This  Agreement  shall be governed by and construed in accordance  with the laws of the State of New York applicable to agreements made and to be performed  entirely therein without reference to such State's  principles of  conflicts  of law to the extent  that the  application  of the laws of another  jurisdiction  would be  required  thereby,  and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 10.5      Notices.  All directions,  demands and notices hereunder shall be in writing and shall be delivered as set forth in the applicable  Series  Supplement.  Any notice required to be provided to a Holder of a Certificate  shall be given by first class mail,  postage  prepaid,  at the last  address of such Holder as shown in the  Certificate  Register.  Any notice so mailed within the time  prescribed in this Agreement shall be  conclusively  presumed to have been duly given when mailed,  whether or not the
Certificateholder receives such notice.

                  Section 10.6      Severability of Provisions.  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever  held invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed  severable  from the  remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  Section 10.7      Notice to Rating Agency.  The Trustee shall use its best efforts  promptly to provide notice to the
Rating Agency with respect to each of the following of which it has actual knowledge:

                     (i)   any change or amendment to this Agreement;

                     (ii)  the occurrence of any Administrative Agent Termination Event;

                     (iii) the resignation or termination of an Administrative Agent, if any, or the Trustee;

                     (iv)  the appointment of a successor Trustee;

                     (v)   the repurchase or substitution of Underlying Securities, if any, pursuant to Section 2.3;

                     (vi)  the final payment to Holders of the Certificates of any Class;

                     (vii) any change in the location of the Certificate Account; and

                     (viii)any event that would result in the inability of the Trustee to make Advances.

                                                                 -80-

                  In addition,  the Trustee shall  promptly  furnish to each Rating Agency copies of each report to  Certificateholders described in Section 4.2 and the  Administrative  Agent, if any, or otherwise the Trustee shall promptly  furnish to each Rating Agency copies of the following:

                    (i)    each annual statement as to compliance described in Section 3.15; and

                    (ii)   each annual independent public accountants' servicing report described in Section 3.16.

Any such notice  pursuant to this  Section shall  be in writing and shall be deemed to have been duly given if personally  delivered or mailed by first class mail,  postage  prepaid,  or by express  delivery  service to each Rating Agency at the address  specified in the applicable Series Supplement.

                  Section 10.8      Grant of Security  Interest.  It is the express intent of the parties  hereto that each  conveyance of any  Underlying  Securities  by the Trustor to the Trustee  be, and be  construed  as, a sale of the  Underlying  Securities  by the
Trustor  and not a pledge of or grant of a security  interest  in any  Underlying  Securities  by the Trustor to secure a debt or other obligation of the Trustor.  However,  in the event that,  notwithstanding  the  aforementioned  intent of the parties,  any  Underlying
Securities are held to be property of the Trustor,  then,  (a) it is the express intent of the parties that such conveyance be a pledge of or grant of a security  interest in such  Underlying  Securities by the Trustor to the Trustee to secure a debt or other  obligation of the Trustor  and  (b)(1) this  Agreement  shall also be a security  agreement  within the meaning of Articles 8 and 9 of the Uniform
Commercial  Code as in effect  from time to time in the State of New York,  or such  other  State as may be  specified  in the  related
Series Supplement;  (2) the conveyance  provided for in Section 2.1 hereof shall be a grant by the Trustor to the Trustee of a security interest in all the Trustor's  right,  title and interest in and to such  Underlying  Securities and all amounts payable to the holders of such Underlying  Securities in accordance with the terms thereof and all proceeds of the  conversion,  voluntary or involuntary,  of the foregoing into cash,  instruments,  securities or other  property,  including all amounts from time to time held or invested in the applicable Certificate Account,  whether in the form of cash,  instruments,  securities or other property;  (3) the obligations secured by such security  agreement shall be all the Trustor's  obligations  under this  Agreement,  including the obligation to provide to the
Certificateholders   the  benefits  of  this  Agreement  relating  to  such  Underlying   Securities  and  the  applicable  Trust;  and
(4) notifications  to persons  holding such  property,  and  acknowledgements,  receipts or  confirmations  from  persons  holding such property, shall be deemed notifications to, or acknowledgements,  receipts or confirmations from, financial intermediaries,  bailees or agents (as  applicable) of  the Trustee for the purpose of perfecting  such security  interest under  applicable law. The Trustor shall direct the Trustee to the extent  consistent  with this  Agreement,  take such  actions as may be  necessary  to ensure  that,  if this
Agreement  were deemed to create a security  interest in the  Underlying  Securities,  such security  interest  would be deemed to be a perfected  security  interest  of  first  priority  under  applicable  law and  will be  maintained  as such  for so long as any of the
Underlying  Securities  remain  outstanding.  Without  limiting the  generality  of the  foregoing,  the Trustee,  upon receipt of such direction,  shall  file,  or shall  cause to be  filed,  all  filings  identified  by the  Trustor  to be  necessary  to  maintain  the effectiveness of any original filings  identified by the Trustor to be necessary under the Uniform  Commercial Code as in effect in any jurisdiction  to  perfect  the  Trustee's  security  interest  in or  lien on the  Underlying

                                                                 -81-

Securities,  including (x) continuation  statements and (y) such other statements as may be occasioned by (1) any change of name of the
Trustor or the  Trustee,  (2) any  change of  location  of the place of  business,  the chief  executive  office,  or  jurisdiction  of organization of the Trustor or (3) any transfer of any interest of the Trustor in any Underlying Security.

                  Section 10.9      Nonpetition  Covenant.  Notwithstanding  any  prior  termination  of  this  Agreement,  each of the
Trustee (including any Co-Trustee) the  Administrative Agent, if any, (including any  Sub-Administrative  Agent,  Authenticating Agent,
Calculation  Agent,  or Paying  Agent) and the Trustor agrees that it shall not, until the date which is one year and one day after the earlier of a Trust Termination Event or the Final Scheduled  Distribution  Date,  acquiesce,  petition or otherwise invoke or cause the
Trust to invoke  the  process  of the  United  States of  America,  any State or other  political  subdivision  thereof  or any  entity exercising executive,  legislative,  judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing  or sustaining a case by or against the Trust under a federal or state  bankruptcy,  insolvency or similar law or appointing a receiver,  liquidator,  assignee, trustee,  custodian,  sequestrator or other similar official of the Trust or all or any part of the property or assets of the Trust or ordering the winding up or liquidation of the affairs of the Trust.

                  Section 10.10     No  Recourse.  Provided  that there  exists no default on the  Underlying  Securities,  neither the
Trustee (including any Co-Trustee),  the Administrative Agent, if any (including any  Sub-Administrative  Agent,  Authenticating Agent,
Calculation  Agent,  or Paying  Agent) nor the Trustor shall have any recourse to the  Underlying  Securities,  except as  specifically provided in the related Series Supplement.

                  Section 10.11     Article and  Section References.  All Article and Section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

                  Section 10.12     Conflict with Trust Indenture Act.

                  (a)      If any provision hereof limits,  qualifies or conflicts with another provision hereof that is required to be included in this Agreement by any of the provisions of the TIA, such required provision shall control.

                  (b)      The  provisions of TIA Sections 310 through 317 that impose duties on any Person  (including  the provisions automatically  deemed included herein unless expressly excluded by this Agreement) are a part of and govern this Agreement,  whether or not physically contained herein.

                                                                 -82-

                  IN WITNESS  WHEREOF,  the Trustor and the Trustee  have caused  their names to be signed  hereto by their  respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                          SYNTHETIC FIXED-INCOME SECURITIES, INC.,
                                          as Trustor

                                          By:_______________________________________
                                               Authorized Signatory

                                          U.S. BANK TRUST NATIONAL ASSOCIATION,
                                               as Trustee

                                          By:_______________________________________
                                               Authorized Signatory

                                                               EXHIBIT A

                                                      RELEVANT SERVICING CRITERIA

                                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The  assessment  of compliance to be delivered by the  applicable  Reporting  Servicer and shall  address,  at a minimum,  the criteria identified below as applicable to each Reporting Servicer:

_________________________________________________________________________________________________________________
                                            SERVICING CRITERIA
_________________________________________________________________________________________________________________
     Reference                                     Criteria                                  Reporting Servicer
_________________________________________________________________________________________________________________
                                       General Servicing Considerations
____________________                                                                       ______________________
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
____________________                                                                       ______________________
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
____________________                                                                       ______________________
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
____________________                                                                       ______________________
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
____________________                                                                       ______________________
                                      Cash Collection and Administration
____________________                                                                       ______________________
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
____________________                                                                       ______________________
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
____________________                                                                       ______________________
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
____________________                                                                       ______________________
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.
____________________                                                                       ______________________
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
____________________                                                                       ______________________
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
____________________                                                                       ______________________
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
____________________                                                                       ______________________

                                                 Exh. A-1

                                            SERVICING CRITERIA
_________________________________________________________________________________________________________________
     Reference                                     Criteria                                  Reporting Servicer
_________________________________________________________________________________________________________________
                                      Investor Remittances and Reporting
____________________                                                                       ______________________
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
                     Reporting Servicer.
____________________                                                                       ______________________
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
____________________                                                                       ______________________
                     Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of
1122(d)(3)(iii)      days specified in the transaction agreements.
____________________                                                                       ______________________
                     Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)       statements.
____________________                                                                       ______________________
                                          Pool Asset Administration
____________________                                                                       ______________________
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
____________________                                                                       ______________________
                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
____________________                                                                       ______________________
1122(d)(4)(iii)      Any additions, removals or substitutions to the pool asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
____________________                                                                       ______________________
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
____________________                                                                       ______________________
1122(d)(4)(v)        The Reporting Servicer's records regarding the pool assets agree with the Reporting Servicer's records with respect to an obligor's unpaid principal balance.
____________________                                                                       ______________________
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
____________________                                                                       ______________________
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
____________________                                                                       ______________________
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
____________________                                                                       ______________________
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.

                                               Exh. A-2

                                            SERVICING CRITERIA
_________________________________________________________________________________________________________________
     Reference                                     Criteria                                  Reporting Servicer
_________________________________________________________________________________________________________________
____________________                                                                       ______________________
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
____________________                                                                       ______________________
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
____________________                                                                       ______________________
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
____________________                                                                       ______________________
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
____________________                                                                       ______________________
1122(d)(4)(xiv)       Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
____________________                                                                       ______________________
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
____________________                                                                       ______________________

_________________________________________________________________________________________________________________

[NAME OF REPORTING SERVICER]

Date:___________________________________

By:_____________________________________

Name:___________________________________

Title:__________________________________

                                                     Exh. A-3